    As filed with the Securities and Exchange Commission on April 20, 2007
                                                      Registration No. 333-69522
                                                                       811-07971
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                             Pre-Effective Amendment No.                   [ ]
                        Post-Effective Amendment No. 10   and              [X]
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 9                         [X]
                       (Check appropriate box or boxes)

                  MetLife Investors Variable Life Account One
                          (Exact Name of Registrant)

                      MetLife Investors Insurance Company
                              (Name of Depositor)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
             (Address of Depositor's Principal Executive Offices)

                    General American Life Insurance Company
                              (Name of Guarantor)
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128

                Name and complete address of agent for service:
                              Richard C. Pearson
                           Executive Vice President,
                         General Counsel and Secretary
                      MetLife Investors Insurance Company
                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
                                (800) 989-3752

   It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)

   [X]  on April 30, 2007 pursuant to paragraph (b)

   [ ]  60 days after filing pursuant to paragraph (a)(1)

   [ ]  on (date) pursuant to paragraph (a) (1) of Rule 485

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title and amount of securities being registered: (1) Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy and (2) Guarantee related to insurance obligations under variable life insurance contracts

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 31 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST (CLASS A)
      Goldman Sachs Mid-Cap Value Portfolio


      Harris Oakmark International Portfolio

      Lazard Mid-Cap Portfolio
      Legg Mason Partners Aggressive Growth Portfolio

      Legg Mason Value Equity Portfolio
      Loomis Sayles Global Markets Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Small Cap Growth Portfolio

      MFS(R) Emerging Markets Equity Portfolio
      MFS(R) Research International Portfolio

      Neuberger Berman Real Estate Portfolio
      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio

      RCM Technology Portfolio

      T. Rowe Price Mid-Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio
      Turner Mid-Cap Growth Portfolio
      Van Kampen Comstock Portfolio

      MetLife Defensive Strategy Portfolio
      MetLife Moderate Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Aggressive Strategy Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A)
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio
      Western Asset Management U.S. Government Portfolio

THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


April 30, 2007

  TABLE OF CONTENTS                                                       PAGE

  SUMMARY OF BENEFITS AND RISKS..........................................   4
       Benefits of the Policy............................................   4
       Risks of the Policy...............................................   5
       Risks of the Investment Funds.....................................   7

  FEE TABLES.............................................................   7
       Transaction Fees..................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses....   9
       Annual Investment Fund Operating Expenses.........................  12

  THE VARIABLE LIFE INSURANCE POLICY.....................................  14
       Who Should Purchase the Policy?...................................  15
       Replacing Existing Insurance......................................  15
       State Variations..................................................  15

  PURCHASES..............................................................  15
       Application for a Policy..........................................  15
       Premiums..........................................................  15
       Unscheduled Premiums..............................................  16
       Communications and Payments.......................................  16
       Lapse and Grace Period............................................  16
       Reinstatement.....................................................  17
       Allocation of Premium.............................................  17
       Cash Value of Your Policy.........................................  18
       Method of Determining Cash Value of an Investment Fund............  18
       Net Investment Factor.............................................  18
       Our Right to Reject or Return a Premium Payment...................  19

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS..........................  19
       MetLife Investors and the Separate Account........................  19
       Certain Payments We Receive with Regard to the Investment Funds...  22
       Selection of the Investment Funds.................................  22
       Substitution and Limitations on Further Investments...............  23
       Voting............................................................  23
       Transfers.........................................................  24
       Dollar Cost Averaging.............................................  25
       Portfolio Rebalancing.............................................  26
       Description of the MetLife Asset Allocation Program...............  26

  DEATH BENEFIT..........................................................  27
       Change of Death Benefit...........................................  28
       Change in Face Amount.............................................  29

  ACCESS TO YOUR MONEY...................................................  29
       Policy Loans......................................................  29
       Loan Interest Charged.............................................  30
       Security..........................................................  30
       Repaying Policy Debt..............................................  30
       Partial Withdrawals...............................................  31
       Pro-Rata Surrender................................................  31
       Full Surrenders...................................................  32

  OTHER INFORMATION......................................................  32
       The General Account...............................................  32
       Distribution......................................................  33
       Suspension or Delay of Payments or Transfers......................  34
       Ownership.........................................................  34
       Conversion Rights.................................................  35
       Additional Benefits...............................................  35
       Legal Proceedings.................................................  37
       Experts...........................................................  37
       Financial Statements..............................................  37
       Restrictions on Financial Transactions............................  37

  CHARGES................................................................  37
       Deductions from Each Premium Payment..............................  38
       Monthly Deduction.................................................  38

             TABLE OF CONTENTS                                PAGE

                  Charges for Additional Benefit Riders......  40
                  Mortality and Expense Risk Charge..........  40
                  Surrender Charge...........................  41
                  Transaction Charges........................  42
                  Projection of Benefits and Values Charge...  42
                  Investment Fund Expenses...................  42

             FEDERAL TAX STATUS..............................  42

             SPECIAL TERMS...................................  47

             APPENDIX A: ILLUSTRATIONS OF POLICY VALUES......  49

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE SPECIAL TERMS SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).

INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the thirty-one Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.

PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis.

.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. LOANS MAY HAVE TAX CONSEQUENCES.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A PRO-RATA SURRENDER MAY HAVE TAX CONSEQUENCES.

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.

LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers FROM the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We are not currently enforcing these additional limitations, but reserve the right to do so. We also reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Fund's prospectus for more details.

TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.

If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the Insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES

Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums/1/                                              2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target Premium/2/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums/3/
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face        see footnote)/4/               footnote)/4/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged          $25 for each transfer in excess
Transfers                  among Investment Funds                                       of 12 per Policy year
                           and to and from the General
                           Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         cash value                                                   withdrawal in excess of 12 per
                                                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year

/1/ Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.
/3/ The amount deducted may be higher than the actual state and/or local premium taxes imposed with respect to your Policy.
/4/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  MINIMUM AND                           Monthly         $.01 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk/2/   net amount at risk/2/

  CHARGE IN THE FIRST POLICY            Monthly         $.14 per $1,000 of net     $.41 per $1,000 of net
  YEAR FOR A MALE INSURED,                              amount at risk             amount at risk
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A BASE POLICY
  FACE AMOUNT OF $900,000

JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk      net amount at risk

  CHARGE IN THE FIRST POLICY            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  YEAR FOR A MALE AND A                                 amount at risk             amount at risk
  FEMALE INSURED, JOINT ISSUE
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Cash Value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
---------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  MINIMUM AND                   Monthly during the            $.03 to $.42 per $1,000 of  $.04 to $.65 per $1,000 of
  MAXIMUM CHARGE                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  CHARGE FOR A MALE             Monthly during the first 10   $.12 per $1,000 of base     $.18 per $1,000 of base
  INSURED, ISSUE AGE 50, IN     Policy years (and with        Policy face amount          Policy and Supplemental
  THE PREFERRED NONSMOKER       respect to a face amount                                  Coverage Term Rider face
  RATE CLASS WITH A FACE        increase, during the first 10                             amount
  AMOUNT OF $900,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  MAXIMUM CHARGE                Policy years                  base Policy face amount     base Policy face amount
  FOR THE BASE POLICY

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  FEMALE INSURED, JOINT ISSUE   Policy years                  Policy face amount          Policy face amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000

  MINIMUM AND                   Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  MAXIMUM CHARGE FOR            Policy years                  rider face amount           rider face amount
  THE SUPPLEMENTAL
  COVERAGE TERM RIDER

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  FEMALE INSURED, JOINT ISSUE   Policy years                  face amount                 amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A RIDER FACE AMOUNT OF
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative. For Policies issued before July 20, 2005, the current amount deducted ranges from $.04 to $.65 per $1,000 of base Policy face amount.
/2/ The maximum interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The current interest charge is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.00% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:

---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  MINIMUM AND                  Monthly                       $.01 to $83.33 per $1,000   $.06 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.08 per $1,000 of net      $.19 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  INSURED, ISSUE AGE 40, IN
  THE PREFERRED NONSMOKER
  RATE CLASS WITH A RIDER
  FACE AMOUNT OF $750,000

  SELECTION AND ISSUE          Monthly                       Not currently charged       Same as base Policy--see
  EXPENSE CHARGE                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  MINIMUM AND                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000

  SELECTION AND ISSUE          Monthly                       Same as base Policy--see    Same as base Policy--see
  EXPENSE CHARGE                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  MINIMUM AND                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  MAXIMUM CHARGE                                             Specified Premium           Specified Premium

  CHARGE IN THE FIRST POLICY   Monthly                       $5.25 per $100 of Specified $5.25 per $100 of Specified
  YEAR FOR A MALE INSURED,                                   Premium                     Premium
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS

  CHARGE IN THE FIRST POLICY   Monthly                       N/A                         N/A
  YEAR FOR A MALE INSURED
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS
---------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy

--------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  MAXIMUM CHARGE                                       monthly deduction           monthly deduction

  CHARGE IN THE FIRST POLICY           Monthly         $14.50 per $100 of monthly  $14.50 per $100 of monthly
  YEAR FOR A MALE                                      deduction                   deduction
  INSURED, ISSUE AGE 50, IN
  THE PREFERRED NONSMOKER
  RATE CLASS
--------------------------------------------------------------------------------------------------------------

Additional Riders -- Joint and Last Survivor Policy

--------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  MINIMUM AND                        Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                     rider face amount           rider face amount

  CHARGE FOR A MALE AND              Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider face
  A FEMALE INSURED, JOINT                            face amount                 amount
  ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000
--------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2006, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .30%   1.33%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .29%   1.30%
------------------------------------------------------------------------------------


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2008, as described in more detail below.

INVESTMENT FUND EXPENSES


Annual Investment Fund Operating Expenses for the period ended December 31, 2006, as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:



                                                                                                        Net Total
                                                                                                          Annual
                                                                                                         Expenses
                                                                               Fee                      Including
                                                                             Waivers                       Net
                                                                    Gross      and                       Expenses
                                            Manage-                 Total    Expense    Net Total       of Under-
                                             ment    Other   12b-1  Annual  Reimburse-    Annual          lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/     Portfolios/1/
--------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
 Goldman Sachs Mid-Cap Value Portfolio        .72%    .06%    .00%    .78%     .00%        .78%/2/
 Harris Oakmark International Portfolio       .78%    .13%    .00%    .91%     .00%        .91%/2/
 Lazard Mid-Cap Portfolio                     .70%    .06%    .00%    .76%     .00%        .76%/2/
 Legg Mason Partners Aggressive Growth
   Portfolio                                  .63%    .09%    .00%    .72%     .00%        .72%/2,3/
 Legg Mason Value Equity Portfolio            .64%    .08%    .00%    .72%     .00%        .72%/2,4/
 Loomis Sayles Global Markets Portfolio       .70%    .12%    .00%    .82%     .00%        .82%/2,5/
 Lord Abbett Bond Debenture Portfolio         .50%    .04%    .00%    .54%     .00%        .54%/2/
 Lord Abbett Growth and Income Portfolio      .50%    .03%    .00%    .53%     .00%        .53%/2/
 Met/AIM Small Cap Growth Portfolio           .87%    .06%    .00%    .93%     .00%        .93%/2,3/
 MFS(R) Emerging Markets Equity Portfolio    1.04%    .29%    .00%   1.33%     .03%       1.30%/2,5,6/
 MFS(R) Research International Portfolio      .72%    .14%    .00%    .86%     .00%        .86%/2/
 Neuberger Berman Real Estate Portfolio       .64%    .04%    .00%    .68%     .00%        .68%/2/
 Oppenheimer Capital Appreciation Portfolio   .57%    .05%    .00%    .62%     .00%        .62%/2,3/
 PIMCO Inflation Protected Bond Portfolio     .50%    .05%    .00%    .55%     .00%        .55%/2/
 PIMCO Total Return Portfolio                 .50%    .05%    .00%    .55%     .00%        .55%/2/
 RCM Technology Portfolio                     .88%    .14%    .00%   1.02%     .00%       1.02%/2,3,4/
 T. Rowe Price Mid-Cap Growth Portfolio       .75%    .04%    .00%    .79%     .00%        .79%/2/
 Third Avenue Small Cap Value Portfolio       .74%    .04%    .00%    .78%     .00%        .78%/2/
 Turner Mid-Cap Growth Portfolio              .80%    .08%    .00%    .88%     .00%        .88%/2/
 Van Kampen Comstock Portfolio                .61%    .04%    .00%    .65%     .00%        .65%/2/
 MetLife Defensive Strategy Portfolio         .10%    .02%    .00%    .12%     .02%        .10%/2,7/       .73%/8/
 MetLife Moderate Strategy Portfolio          .08%    .01%    .00%    .09%     .00%        .09%            .76%/8/
 MetLife Balanced Strategy Portfolio          .07%    .01%    .00%    .08%     .00%        .08%            .78%/8/
 MetLife Growth Strategy Portfolio            .07%    .01%    .00%    .08%     .00%        .08%            .84%/8/
 MetLife Aggressive Strategy Portfolio        .09%    .02%    .00%    .11%     .01%        .10%/7/         .88%/8/
--------------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
 BlackRock Money Market Portfolio             .34%    .04%    .00%    .38%     .01%        .37%/9,10/
 Davis Venture Value Portfolio                .71%    .04%    .00%    .75%     .00%        .75%/9/
 Harris Oakmark Focused Value Portfolio       .72%    .05%    .00%    .77%     .00%        .77%/9/
 Jennison Growth Portfolio                    .63%    .05%    .00%    .68%     .00%        .68%/9/
 MetLife Stock Index Portfolio                .25%    .05%    .00%    .30%     .01%        .29%/9,11/
 Western Asset Management U.S. Government
   Portfolio                                  .50%    .07%    .00%    .57%     .00%        .57%/9/
--------------------------------------------------------------------------------------------------------------------

/1/ Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.

/2/ Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
/3/ The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
/4/ Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02% for the Legg Mason Value Equity Portfolio and 0.04% for the RCM Technology Portfolio.
/5/ The fees and expenses shown in the table are annualized based on the Portfolio's May 1, 2006 start date.
/6/ Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees.
/7/ Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.10%, excluding 12b-1 fees.
/8/ These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.63% for the MetLife Defensive Strategy Portfolio, 0.67% for the MetLife Moderate Strategy Portfolio, 0.70% for the MetLife Balanced Strategy Portfolio, 0.76% for the MetLife Growth Strategy Portfolio and 0.78% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.75% for the MetLife Defensive Strategy Portfolio, 0.76% for the MetLife Moderate Strategy Portfolio, 0.78% for the MetLife Balanced Strategy Portfolio, 0.84% for the MetLife Growth Strategy Portfolio and 0.89% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)
/9/ Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
/10/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.243%


   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue expense charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.


The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. We accept premiums paid by check or cashier's check. We do not accept cash, money orders or traveler's checks. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.


If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

COMMUNICATIONS AND PAYMENTS

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange -- even if due to our delay (such as a delay in answering your telephone call).

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the BlackRock Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:

(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT


MetLife Investors Insurance Company (MetLife Investors or the Company), is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company whose principal office is located at 200 Park Avenue, New York, New York 10166. We are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies. The amount of the Policy's death benefit that exceeds the Policy's Cash Value is paid from the General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.


For Policies issued on or before December 31, 2002, General American Life Insurance Company, the former parent of MetLife Investors, agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the Policies. In the event an Owner or Beneficiary of such a Policy presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the Owner or Beneficiary if MetLife Investors is unable to make such payment. This guarantee is enforceable against General American Life Insurance Company directly without any requirement that the Policy Owner or Beneficiary first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assigns and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.

There are currently 31 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.

PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 990059, HARTFORD, CT 06199-0059, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE INVESTMENT FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                           Sub-Adviser             Investment Objective
--------------------------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio     Goldman Sachs Asset     Long-term capital appreciation.
                                          Management, L.P.

Harris Oakmark International Portfolio    Harris Associates L.P.  Long-term capital appreciation.

Lazard Mid-Cap Portfolio                  Lazard Asset            Long-term growth of capital.
                                          Management LLC

Legg Mason Partners Aggressive Growth     ClearBridge Advisors,   Capital appreciation.
Portfolio (formerly Legg Mason Aggressive LLC
Growth Portfolio)

Legg Mason Value Equity Portfolio         Legg Mason Capital      Long-term growth of capital.
                                          Management, Inc.

Loomis Sayles Global Markets Portfolio    Loomis, Sayles &        High total investment return through a
                                          Company, L.P.           combination of capital appreciation and
                                                                  income.

Lord Abbett Bond Debenture Portfolio      Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                  return.

Lord Abbett Growth and Income Portfolio   Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuation in market
                                                                  value.

Met/AIM Small Cap Growth Portfolio        A I M Capital           Long-term growth of capital.
                                          Management, Inc.

MFS(R) Emerging Markets Equity Portfolio  Massachusetts Financial Capital appreciation.
                                          Services Company

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

MFS(R) Research International Portfolio    Massachusetts Financial Capital appreciation.
                                           Services Company

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

RCM Technology Portfolio (formerly RCM     RCM Capital             Capital appreciation; no consideration is
Global Technology Portfolio)               Management LLC          given to income.

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     Third Avenue            Long-term capital appreciation.
                                           Management LLC

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

Van Kampen Comstock Portfolio              Morgan Stanley          Capital growth and income.
                                           Investment Management,
                                           Inc.

MetLife Defensive Strategy Portfolio       N/A                     A high level of current income with growth
                                                                   of capital a secondary objective.

MetLife Moderate Strategy Portfolio        N/A                     High total return in the form of income and
                                                                   growth of capital, with a greater emphasis on
                                                                   income.

MetLife Balanced Strategy Portfolio        N/A                     A balance between a high level of current
                                                                   income and growth of capital with a greater
                                                                   emphasis on growth of capital.

MetLife Growth Strategy Portfolio          N/A                     Growth of capital.

MetLife Aggressive Strategy Portfolio      N/A                     Growth of capital.



METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC



Investment Fund                        Sub-Adviser              Investment Objective
------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/1/    BlackRock Advisors,      High level of current income consistent with
                                       LLC                      preservation of capital.

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P./2/

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

Investment Fund                          Sub-Adviser        Investment Objective
------------------------------------------------------------------------------------------------------

MetLife Stock Index Portfolio            MetLife Investment To equal the performance of the Standard &
                                         Advisors Company,  Poor's 500 Composite Stock Price Index.
                                         LLC/3/

Western Asset Management U.S. Government Western Asset      Maximize total return consistent with
Portfolio                                Management Company preservation of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------



/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to April 30, 2007, Metropolitan Life Insurance Company was the sub-adviser to this Portfolio.


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS


We do not receive compensation from any of the advisers or sub-advisers of any of the Portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the Portfolios. However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests in MetLife Advisers and Met Investors Advisory entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from an Investment Fund. We will benefit accordingly from assets allocated to the Investment Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Investment Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Investment Funds for information on the management fees paid by the adviser to sub-advisers.) Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.


SELECTION OF THE INVESTMENT FUNDS


We select the Investment Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Fund's adviser or sub-adviser is one of our affiliates or whether the Investment Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we have included Investment Funds based on recommendations made by selling firms through which the Policy is sold. We review the Investment Funds periodically and may remove an Investment Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Investment Fund no longer meets one or more of the selection criteria, and/or if the Investment Fund has not attracted significant allocations from Policy Owners.


WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE INVESTMENT FUNDS YOU HAVE CHOSEN.


SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

If investment in the Investment Funds or a particular Investment Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Investment Fund or Investment Funds without your consent. The substituted Investment Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Funds to allocations of premiums or Cash Value, or both, at any time in our sole discretion.


If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated to the BlackRock Money Market Portfolio.


In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING


In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote. The Funds do not hold regular meetings of shareholders.


If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Investment Funds will be determined as follows: Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year. Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

We are not currently imposing these restrictions, but we reserve the right to do so.

Frequent requests from Policy Owners to transfer cash value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (I.E., the Harris Oakmark International Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Investment Fund, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Investment Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Funds, we rely on the underlying Investment Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to arbitrage trading or the determination of transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Investment Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Investment Funds, we have entered into a written agreement, as required by SEC regulation, with each Investment Fund or its principal underwriter that obligates us to provide to the Investment Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Investment Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Investment Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Investment Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Funds. If an Investment Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Investment Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Investment Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the BlackRock Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, Cash Value in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available -- periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM

The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios, each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory is the investment manager of the MetLife asset allocation portfolios.

MetLife Defensive Strategy Portfolio
MetLife Moderate Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Aggressive Strategy Portfolio

Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio invests substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio's asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. Approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations. (See the Investment Fund prospectuses for a description of the target allocations.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Cash Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.


The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.


OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                    -----------------------------------------
                    Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                    -----------------------------------------
                                          Policy Cash Value
                    Insured Person's Age  Multiple Percentage
                    -----------------------------------------
                        40 or under              250%
                        45                       215%
                        50                       185%
                        55                       150%
                        60                       130%
                        65                       120%
                        70                       115%
                        75 to 90                 105%
                        95 to 99                 101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        75 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

The current borrowing rate is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.00% in Policy year 21 and thereafter.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

We are not currently imposing these restrictions, but we reserve the right to do so.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor currently pay selling firms first-year commissions of up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond.


We and/or Distributor may also make bonus payments to selling firms, which in some cases may be based on anticipated sales of the Policy. These payments are made under one of three alternative schedules that depend on the terms of the selling agreement Distributor has entered into with the selling firm. Taking these bonus amounts into consideration, the maximum total compensation we and/or Distributor pay for sale of the Policy is generally not expected to exceed, on a present value basis, the maximum compensation described above plus 30% of Target Premium and 0.25% of excess premium paid in year 1; and 0.25% of premiums paid thereafter.


We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we and Distributor pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable annuity and insurance products (including the Policies). Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.


These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates Tower Square Securities, Inc. and Walnut Street Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates New England Securities Corporation and MetLife Securities, Inc. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


SUSPENSION OR DELAY OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.


We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors to meet its obligations under the Policies.

EXPERTS


The financial statements of the sub-accounts of MetLife Investors Variable Life Account One included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.


FINANCIAL STATEMENTS


The consolidated financial statements of the Company and General American Life Insurance Company are provided in the Statement of Additional Information.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into an elite nonsmoker rate class, a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The elite nonsmoker rate class is only available for Policies issued on or after July 20, 2005.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with

Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the elite nonsmoker rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class other than elite nonsmoker is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the nonsmoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.


IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split dollar plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.


SERVICE OFFICE -- For premium payments: MetLife Investors Insurance Company, P.O. Box 790201, St. Louis, MO 63179-0201. For surrenders, loans, withdrawals, death claims and Investment Fund transfers: MetLife Investors Insurance Company, P.O. Box 990090, Hartford, CT 06199-0090 (877) 357-4419. For all other transactions and correspondence: MetLife Investors Insurance Company, P.O. Box 990059, Hartford, CT 06199-0059.


TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A

                        ILLUSTRATIONS OF POLICY VALUES

The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 50. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Cash Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


The death benefits, Cash Surrender Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Cash Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Cash Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Cash Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, .45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of 0.74% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.

The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.28%, 4.64% and 8.59% in Policy years 1-10, -0.99%, 4.96% and
8.92% in Policy years 11-20 and -0.79%, 5.17% and 9.13% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.28%, 4.64% and 8.59% in Policy years 1-10, -1.18%, 4.75% and 8.70% in Policy years 11-20 and -1.08%, 4.85% and 8.81% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.


If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


               DEATH BENEFIT               CASH SURRENDER VALUE                CASH VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  3,279 $    3,931 $    4,367 $  9,476 $   10,128 $   10,564
   2    900,000    900,000    900,000   12,325     14,212     15,517   18,521     20,409     21,713
   3    900,000    900,000    900,000   20,843     24,550     27,199   27,039     30,747     33,396
   4    900,000    900,000    900,000   28,880     34,993     39,509   35,077     41,190     45,705
   5    900,000    900,000    900,000   36,462     45,569     52,526   42,659     51,765     58,723
   6    900,000    900,000    900,000   45,270     57,982     68,027   50,778     63,490     73,535
   7    900,000    900,000    900,000   54,451     71,427     85,297   58,582     75,558     89,428
   8    900,000    900,000    900,000   63,350     85,263    103,779   66,104     88,017    106,533
   9    900,000    900,000    900,000   71,928     99,472    123,546   73,305    100,849    124,923
  10    900,000    900,000    900,000   80,162    114,050    144,696   80,162    114,050    144,696
  15    900,000    900,000    900,000  117,732    197,369    282,693  117,732    197,369    282,693
  20    900,000    900,000    900,000  146,331    298,640    493,467  146,331    298,640    493,467
  25    900,000    900,000    900,000  157,830    421,626    829,470  157,830    421,626    829,470
  30    900,000    900,000  1,429,945  140,034    572,063  1,361,852  140,034    572,063  1,361,852
  35    900,000    900,000  2,283,785   71,262    770,057  2,175,033   71,262    770,057  2,175,033
  40             1,102,091  3,578,111           1,049,611  3,407,725           1,049,611  3,407,725
  45             1,425,120  5,354,707           1,411,010  5,301,690           1,411,010  5,301,690
  50             1,881,328  8,247,704           1,881,328  8,247,704           1,881,328  8,247,704


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50

                            $13,770 ANNUAL PREMIUM
                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


             DEATH BENEFIT          CASH SURRENDER VALUE          CASH VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF
POLICY -------------------------- ------------------------ ------------------------
 YEAR     0%       6%      10%      0%      6%      10%      0%      6%      10%
-      ----------------------------------------------------------------------------
  1    $900,000 $900,000 $900,000 $     0 $     0 $      0 $ 4,543 $ 5,000 $  5,306
  2     900,000  900,000  900,000   4,060   5,344    6,235  10,256  11,540   12,432
  3     900,000  900,000  900,000   9,285  11,766   13,546  15,481  17,962   19,743
  4     900,000  900,000  900,000  13,977  18,016   21,014  20,174  24,212   27,210
  5     900,000  900,000  900,000  18,069  24,012   28,580  24,265  30,209   34,776
  6     900,000  900,000  900,000  22,197  30,376   36,890  27,705  35,884   42,398
  7     900,000  900,000  900,000  26,301  37,029   45,891  30,432  41,160   50,022
  8     900,000  900,000  900,000  29,656  43,225   54,862  32,410  45,979   57,616
  9     900,000  900,000  900,000  32,210  48,886   63,754  33,587  50,263   65,131
  10    900,000  900,000  900,000  33,862  53,886   72,470  33,862  53,886   72,470
  15    900,000  900,000  900,000  29,451  70,635  117,912  29,451  70,635  117,912
  20             900,000  900,000          43,218  142,004          43,218  142,004
  25                      900,000                   98,889                   98,889
  30
  35
  40
  45
  50


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 990059, Hartford, CT 06199-0059. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.


For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.


Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.





File No. 811-07971

                                 ANNUAL REPORT

                                      OF

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                                      OF
                      METLIFE INVESTORS INSURANCE COMPANY

                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
MetLife Investors Insurance Company and
Contract Owners of MetLife Investors Variable Life Account One

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Appendix A) comprising MetLife Investors Variable Life Account One (the "Separate Account") of MetLife Investors Insurance Company as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account One of MetLife Investors Insurance Company as of December 31, 2006, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 6, 2007

                                  APPENDIX A

             Lord Abbett Growth and     Van Kampen Comstock
               Income Sub-Account       Sub-Account
             Lord Abbett Bond           Legg Mason Value Equity
               Debenture Sub-Account    Sub-Account
             Lord Abbett Mid-Cap Value  Loomis Sayles Global
               Sub-Account              Markets Sub-Account
             Van Kampen Mid-Cap Growth  MFS Emerging Markets
               Sub-Account              Equity Sub-Account
             Met/Putnam Capital
               Opportunities            Davis Venture Value
               Sub-Account              Sub-Account
             Lazard Mid-Cap Sub-Account Harris Oakmark Focused
                                        Value Sub-Account
             Met/AIM Small Cap Growth   Jennison Growth
               Sub-Account              Sub-Account
             Third Avenue Small Cap     MetLife Stock Index
               Value Sub-Account        Sub-Account
             Legg Mason Aggressive      BlackRock Money Market
               Growth Sub-Account       Sub-Account
             MFS Research
               International            BlackRock Bond Income
               Sub-Account              Sub-Account
             T. Rowe Price Mid-Cap      Western Asset Management
               Growth Sub-Account       Strategic Bond
             Oppenheimer Capital          Opportunities
               Appreciation Sub-Account   Sub-Account
             PIMCO Inflation Protected  Western Asset Management
               Bond Sub-Account         US Government
             RCM Global Technology
               Sub-Account                Sub-Account
             PIMCO Total Return         T. Rowe Price Small Cap
               Sub-Account              Growth Sub-Account
             Harris Oakmark
               International            T. Rowe Price Large Cap
               Sub-Account              Growth Sub-Account
             Neuberger Berman Real      Capital Guardian U.S.
               Estate Sub-Account       Equity Sub-Account
             Turner Mid-Cap Growth      AIM V.I. Capital
               Sub-Account              Appreciation Sub-Account
             Goldman Sachs Mid-Cap      AIM V.I. International
               Value Sub-Account        Growth Sub-Accont
             MetLife Defensive          DWS Small Cap Growth
               Strategy Sub-Account     Sub-Account
             MetLife Moderate Strategy  DWS Government & Agency
               Sub-Account              Securities Sub-Account
             MetLife Balanced Strategy  Putnam VT Growth and
               Sub-Account              Income Sub-Account
             MetLife Growth Strategy    Putnam VT Vista
               Sub-Account              Sub-Account
             MetLife Aggressive         Templeton Growth
               Strategy Sub-Account     Securities Sub-Account
                                        Templeton Foreign
                                        Securities Sub-Account
                                        Templeton Developing
                                        Markets Securities
                                        Sub-Account

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                       LORD ABBETT      LORD ABBETT
                                                    GROWTH AND INCOME  BOND DEBENTURE
                                                       SUB-ACCOUNT      SUB-ACCOUNT
                                                    ----------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Growth and Income Portfolio
 222,044 shares; cost $5,361,509................... $      6,519,202  $             --
Lord Abbett Bond Debenture Portfolio
 120,709 shares; cost $1,485,499...................               --         1,510,067
Lord Abbett Mid-Cap Value Portfolio
 25,359 shares; cost $394,739......................               --                --
Van Kampen Mid-Cap Growth Portfolio
 35,417 shares; cost $274,768......................               --                --
Met/Putnam Capital Opportunities Portfolio
 14,637 shares; cost $192,466......................               --                --
Lazard Mid-Cap Portfolio
 55,777 shares; cost $754,858......................               --                --
Met/AIM Small Cap Growth Portfolio
 35,034 shares; cost $456,760......................               --                --
Third Avenue Small Cap Value Portfolio
 71,820 shares; cost $1,117,719....................               --                --
Legg Mason Aggressive Growth Portfolio
 52,366 shares; cost $404,242......................               --                --
MFS Research International Portfolio
 109,832 shares; cost $1,293,204...................               --                --
T Rowe Price Mid Cap Growth Portfolio
 139,574 shares; cost $1,037,863...................               --                --
Oppenheimer Capital Appreciation Portfolio
 162,343 shares; cost $1,345,879...................               --                --
PIMCO Inflation Protected Bond Portfolio
 101,936 shares; cost $1,089,792...................               --                --
RCM Global Technology Portfolio
 24,063 shares; cost $116,966......................               --                --
PIMCO Total Return Portfolio
 180,907 shares; cost $2,085,653...................               --                --
Harris Oakmark International Portfolio
 89,135 shares; cost $1,359,414....................               --                --
Neuberger Berman Real Estate Portfolio
 24,303 shares; cost $355,203......................               --                --
Turner Mid-Cap Growth Portfolio
 27,913 shares; cost $339,448......................               --                --
Goldman Sachs Mid-Cap Value Portfolio
 46,930 shares; cost $595,493......................               --                --
MetLife Moderate Strategy Portfolio
 76,103 shares; cost $816,733......................               --                --
MetLife Balanced Strategy Portfolio
 33,320 shares; cost $371,132......................               --                --
MetLife Growth Strategy Portfolio
 126,940 shares; cost $1,483,686...................               --                --
MetLife Aggressive Strategy Portfolio
 15,104 shares; cost $187,641......................               --                --
Van Kampen Comstock Portfolio
 29,949 shares; cost $319,110......................               --                --
Legg Mason Value Equity Portfolio
 10,466 shares; cost $117,680......................               --                --
MFS Emerging Markets Portfolio
 829 shares; cost $7,953...........................               --                --
Loomis Sayles Global Markets
 100 shares; cost $1,004...........................               --                --
METROPOLITAN SERIES FUND, INC ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 88,034 shares; cost $2,550,727....................               --                --
Harris Oakmark Focused Value Portfolio
 6,003 shares; cost $1,455,445.....................               --                --
Jennison Growth Portfolio
 76,782 shares; cost $882,196......................               --                --
                                                    ----------------  ----------------
Total Investments..................................        6,519,202         1,510,067
Due from MetLife Investors Insurance Company.......                1                --
                                                    ----------------  ----------------
Total Assets.......................................        6,519,203         1,510,067
LIABILITIES:
Due to MetLife Investors Insurance Company.........               --                --
                                                    ----------------  ----------------
NET ASSETS......................................... $      6,519,203  $      1,510,067
                                                    ================  ================
Outstanding Units..................................          364,957           102,266
Unit Fair Values................................... $15.40 to $20.00  $14.39 to $15.96


  The accompanying notes are an integral part of these financial statements.

   LORD ABBETT      VAN KAMPEN         MET/PUTNAM         LAZARD        MET/AIM       THIRD AVENUE
  MID-CAP VALUE   MID-CAP GROWTH  CAPITAL OPPORTUNITIES   MID-CAP   SMALL CAP GROWTH SMALL CAP VALUE
   SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
----------------  --------------- --------------------- ----------- ---------------- ---------------
$             --  $            --   $             --     $     --       $     --       $       --
              --               --                 --           --             --               --
         577,940               --                 --           --             --               --
              --          369,749                 --           --             --               --
              --               --            223,214           --             --               --
              --               --                 --      766,373             --               --
              --               --                 --           --        474,011               --
              --               --                 --           --             --        1,256,137
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
              --               --                 --           --             --               --
----------------  ---------------   ----------------     --------       --------       ----------
         577,940          369,749            223,214      766,373        474,011        1,256,137
              --                1                 --            3              1               --
----------------  ---------------   ----------------     --------       --------       ----------
         577,940          369,750            223,214      766,376        474,012        1,256,137
              (4)              --                 (2)          --             --               --
----------------  ---------------   ----------------     --------       --------       ----------
$        577,936  $       369,750   $        223,212     $766,376       $474,012       $1,256,137
================  ===============   ================     ========       ========       ==========
          19,998           22,677             13,921       48,683         35,291           54,267
$24.28 to $29.10  $9.52 to $16.76   $12.43 to $16.04     $  15.74       $  13.43       $    23.15

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                       LEGG MASON              MFS
                                                    AGGRESSIVE GROWTH RESEARCH INTERNATIONAL
                                                       SUB-ACCOUNT         SUB-ACCOUNT
                                                    ----------------- ----------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Growth and Income Portfolio
 222,044 shares; cost $5,361,509...................     $     --         $             --
Lord Abbett Bond Debenture Portfolio
 120,709 shares; cost $1,485,499...................           --                       --
Lord Abbett Mid-Cap Value Portfolio
 25,359 shares; cost $394,739......................           --                       --
Van Kampen Mid-Cap Growth Portfolio
 35,417 shares; cost $274,768......................           --                       --
Met/Putnam Capital Opportunities Portfolio
 14,637 shares; cost $192,466......................           --                       --
Lazard Mid-Cap Portfolio
 55,777 shares; cost $754,858......................           --                       --
Met/AIM Small Cap Growth Portfolio
 35,034 shares; cost $456,760......................           --                       --
Third Avenue Small Cap Value Portfolio
 71,820 shares; cost $1,117,719....................           --                       --
Legg Mason Aggressive Growth Portfolio
 52,366 shares; cost $404,242......................      423,639                       --
MFS Research International Portfolio
 109,832 shares; cost $1,293,204...................           --                1,651,873
T Rowe Price Mid Cap Growth Portfolio
 139,574 shares; cost $1,037,863...................           --                       --
Oppenheimer Capital Appreciation Portfolio
 162,343 shares; cost $1,345,879...................           --                       --
PIMCO Inflation Protected Bond Portfolio
 101,936 shares; cost $1,089,792...................           --                       --
RCM Global Technology Portfolio
 24,063 shares; cost $116,966......................           --                       --
PIMCO Total Return Portfolio
 180,907 shares; cost $2,085,653...................           --                       --
Harris Oakmark International Portfolio
 89,135 shares; cost $1,359,414....................           --                       --
Neuberger Berman Real Estate Portfolio
 24,303 shares; cost $355,203......................           --                       --
Turner Mid-Cap Growth Portfolio
 27,913 shares; cost $339,448......................           --                       --
Goldman Sachs Mid-Cap Value Portfolio
 46,930 shares; cost $595,493......................           --                       --
MetLife Moderate Strategy Portfolio
 76,103 shares; cost $816,733......................           --                       --
MetLife Balanced Strategy Portfolio
 33,320 shares; cost $371,132......................           --                       --
MetLife Growth Strategy Portfolio
 126,940 shares; cost $1,483,686...................           --                       --
MetLife Aggressive Strategy Portfolio
 15,104 shares; cost $187,641......................           --                       --
Van Kampen Comstock Portfolio
 29,949 shares; cost $319,110......................           --                       --
Legg Mason Value Equity Portfolio
 10,466 shares; cost $117,680......................           --                       --
MFS Emerging Markets Portfolio
 829 shares; cost $7,953...........................           --                       --
Loomis Sayles Global Markets
 100 shares; cost $1,004...........................           --                       --
METROPOLITAN SERIES FUND, INC ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 88,034 shares; cost $2,550,727....................           --                       --
Harris Oakmark Focused Value Portfolio
 6,003 shares; cost $1,455,445.....................           --                       --
Jennison Growth Portfolio
 76,782 shares; cost $882,196......................           --                       --
                                                        --------         ----------------
Total Investments..................................      423,639                1,651,873
Due from MetLife Investors Insurance Company.......            1                        1
                                                        --------         ----------------
Total Assets.......................................      423,640                1,651,874
LIABILITIES:
Due to MetLife Investors Insurance Company.........           --                       --
                                                        --------         ----------------
NET ASSETS.........................................     $423,640         $      1,651,874
                                                        ========         ================
Outstanding Units..................................       36,951                   77,320
Unit Fair Values...................................     $  11.46         $21.08 to $23.79


  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE      OPPENHEIMER               PIMCO                  RCM             PIMCO       HARRIS OAKMARK
MID CAP GROWTH CAPITAL APPRECIATION INFLATION PROTECTED BOND GLOBAL TECHNOLOGY   TOTAL RETURN   INTERNATIONAL
 SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
-------------- -------------------- ------------------------ ----------------- ---------------- --------------
  $
          --        $       --             $       --            $     --      $             --   $       --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
   1,222,666                --                     --                  --                    --           --
          --         1,504,919                     --                  --                    --           --
          --                --              1,029,555                  --                    --           --
          --                --                     --             129,702                    --           --
          --                --                     --                  --             2,136,510           --
          --                --                     --                  --                    --    1,696,243
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
          --                --                     --                  --                    --           --
  ----------        ----------             ----------            --------      ----------------   ----------
   1,222,666         1,504,919              1,029,555             129,702             2,136,510    1,696,243
         161                --                     --                  --                     1            3
  ----------        ----------             ----------            --------      ----------------   ----------
   1,222,827         1,504,919              1,029,555             129,702             2,136,511    1,696,246
          --                --                     (1)                 --                    --           --
  ----------        ----------             ----------            --------      ----------------   ----------
  $1,222,827        $1,504,919             $1,029,554            $129,702      $      2,136,511   $1,696,246
  ==========        ==========             ==========            ========      ================   ==========
     102,707           124,871                 89,128              15,263               168,697       84,237
  $    11.91        $    12.05             $    11.55            $   8.50      $12.48 to $13.85   $    20.14

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                    NEUBERGER BERMAN      TURNER
                                                      REAL ESTATE     MID-CAP GROWTH
                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                    ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Growth and Income Portfolio
 222,044 shares; cost $5,361,509...................     $     --     $             --
Lord Abbett Bond Debenture Portfolio
 120,709 shares; cost $1,485,499...................           --                   --
Lord Abbett Mid-Cap Value Portfolio
 25,359 shares; cost $394,739......................           --                   --
Van Kampen Mid-Cap Growth Portfolio
 35,417 shares; cost $274,768......................           --                   --
Met/Putnam Capital Opportunities Portfolio
 14,637 shares; cost $192,466......................           --                   --
Lazard Mid-Cap Portfolio
 55,777 shares; cost $754,858......................           --                   --
Met/AIM Small Cap Growth Portfolio
 35,034 shares; cost $456,760......................           --                   --
Third Avenue Small Cap Value Portfolio
 71,820 shares; cost $1,117,719....................           --                   --
Legg Mason Aggressive Growth Portfolio
 52,366 shares; cost $404,242......................           --                   --
MFS Research International Portfolio
 109,832 shares; cost $1,293,204...................           --                   --
T Rowe Price Mid Cap Growth Portfolio
 139,574 shares; cost $1,037,863...................           --                   --
Oppenheimer Capital Appreciation Portfolio
 162,343 shares; cost $1,345,879...................           --                   --
PIMCO Inflation Protected Bond Portfolio
 101,936 shares; cost $1,089,792...................           --                   --
RCM Global Technology Portfolio
 24,063 shares; cost $116,966......................           --                   --
PIMCO Total Return Portfolio
 180,907 shares; cost $2,085,653...................           --                   --
Harris Oakmark International Portfolio
 89,135 shares; cost $1,359,414....................           --                   --
Neuberger Berman Real Estate Portfolio
 24,303 shares; cost $355,203......................      440,610                   --
Turner Mid-Cap Growth Portfolio
 27,913 shares; cost $339,448......................           --              355,892
Goldman Sachs Mid-Cap Value Portfolio
 46,930 shares; cost $595,493......................           --                   --
MetLife Moderate Strategy Portfolio
 76,103 shares; cost $816,733......................           --                   --
MetLife Balanced Strategy Portfolio
 33,320 shares; cost $371,132......................           --                   --
MetLife Growth Strategy Portfolio
 126,940 shares; cost $1,483,686...................           --                   --
MetLife Aggressive Strategy Portfolio
 15,104 shares; cost $187,641......................           --                   --
Van Kampen Comstock Portfolio
 29,949 shares; cost $319,110......................           --                   --
Legg Mason Value Equity Portfolio
 10,466 shares; cost $117,680......................           --                   --
MFS Emerging Markets Portfolio
 829 shares; cost $7,953...........................           --                   --
Loomis Sayles Global Markets
 100 shares; cost $1,004...........................           --                   --
METROPOLITAN SERIES FUND, INC ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 88,034 shares; cost $2,550,727....................           --                   --
Harris Oakmark Focused Value Portfolio
 6,003 shares; cost $1,455,445.....................           --                   --
Jennison Growth Portfolio
 76,782 shares; cost $882,196......................           --                   --
                                                        --------     ----------------
Total Investments..................................      440,610              355,892
Due from MetLife Investors Insurance Company.......           --                    1
                                                        --------     ----------------
Total Assets.......................................      440,610              355,893
LIABILITIES:
Due to MetLife Investors Insurance Company.........           --                   --
                                                        --------     ----------------
NET ASSETS.........................................     $440,610     $        355,893
                                                        ========     ================
Outstanding Units..................................       21,998               27,105
Unit Fair Values...................................     $  20.03     $13.13 to $13.32

  The accompanying notes are an integral part of these financial statements.

  GOLDMAN SACHS        METLIFE           METLIFE          METLIFE           METLIFE       VAN KAMPEN
  MID-CAP VALUE   MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
----------------  ----------------- ----------------- --------------- ------------------- -----------
$             --      $     --          $     --        $       --         $     --        $     --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
         677,207            --                --                --               --              --
              --       881,273                --                --               --              --
              --            --           405,509                --               --              --
              --            --                --         1,636,260               --              --
              --            --                --                --          199,525              --
              --            --                --                --               --         357,893
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
              --            --                --                --               --              --
----------------      --------          --------        ----------         --------        --------
         677,207       881,273           405,509         1,636,260          199,525         357,893
              --             2                --                --                2              --
----------------      --------          --------        ----------         --------        --------
         677,207       881,275           405,509         1,636,260          199,527         357,893
              (1)           --                (3)               (1)              --              (3)
----------------      --------          --------        ----------         --------        --------
$        677,206      $881,275          $405,506        $1,636,259         $199,527        $357,890
================      ========          ========        ==========         ========        ========
          43,420         7,412             3,265            12,499            1,493           2,931
$15.60 to $15.83      $ 118.89          $ 124.20        $   130.91         $ 133.67        $ 122.12

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                     LEGG MASON            MFS
                                                    VALUE EQUITY EMERGING MARKETS EQUITY
                                                    SUB-ACCOUNT        SUB-ACCOUNT
                                                    ------------ -----------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Growth and Income Portfolio
 222,044 shares; cost $5,361,509...................   $     --           $   --
Lord Abbett Bond Debenture Portfolio
 120,709 shares; cost $1,485,499...................         --               --
Lord Abbett Mid-Cap Value Portfolio
 25,359 shares; cost $394,739......................         --               --
Van Kampen Mid-Cap Growth Portfolio
 35,417 shares; cost $274,768......................         --               --
Met/Putnam Capital Opportunities Portfolio
 14,637 shares; cost $192,466......................         --               --
Lazard Mid-Cap Portfolio
 55,777 shares; cost $754,858......................         --               --
Met/AIM Small Cap Growth Portfolio
 35,034 shares; cost $456,760......................         --               --
Third Avenue Small Cap Value Portfolio
 71,820 shares; cost $1,117,719....................         --               --
Legg Mason Aggressive Growth Portfolio
 52,366 shares; cost $404,242......................         --               --
MFS Research International Portfolio
 109,832 shares; cost $1,293,204...................         --               --
T Rowe Price Mid Cap Growth Portfolio
 139,574 shares; cost $1,037,863...................         --               --
Oppenheimer Capital Appreciation Portfolio
 162,343 shares; cost $1,345,879...................         --               --
PIMCO Inflation Protected Bond Portfolio
 101,936 shares; cost $1,089,792...................         --               --
RCM Global Technology Portfolio
 24,063 shares; cost $116,966......................         --               --
PIMCO Total Return Portfolio
 180,907 shares; cost $2,085,653...................         --               --
Harris Oakmark International Portfolio
 89,135 shares; cost $1,359,414....................         --               --
Neuberger Berman Real Estate Portfolio
 24,303 shares; cost $355,203......................         --               --
Turner Mid-Cap Growth Portfolio
 27,913 shares; cost $339,448......................         --               --
Goldman Sachs Mid-Cap Value Portfolio
 46,930 shares; cost $595,493......................         --               --
MetLife Moderate Strategy Portfolio
 76,103 shares; cost $816,733......................         --               --
MetLife Balanced Strategy Portfolio
 33,320 shares; cost $371,132......................         --               --
MetLife Growth Strategy Portfolio
 126,940 shares; cost $1,483,686...................         --               --
MetLife Aggressive Strategy Portfolio
 15,104 shares; cost $187,641......................         --               --
Van Kampen Comstock Portfolio
 29,949 shares; cost $319,110......................         --               --
Legg Mason Value Equity Portfolio
 10,466 shares; cost $117,680......................    116,712               --
MFS Emerging Markets Portfolio
 829 shares; cost $7,953...........................         --            8,711
Loomis Sayles Global Markets
 100 shares; cost $1,004...........................         --
METROPOLITAN SERIES FUND, INC ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 88,034 shares; cost $2,550,727....................         --               --
Harris Oakmark Focused Value Portfolio
 6,003 shares; cost $1,455,445.....................         --               --
Jennison Growth Portfolio
 76,782 shares; cost $882,196......................         --               --
                                                      --------           ------
Total Investments..................................    116,712            8,711
Due from MetLife Investors Insurance Company.......         --               --
                                                      --------           ------
Total Assets.......................................    116,712            8,711
LIABILITIES:
Due to MetLife Investors Insurance Company.........         --               --
                                                      --------           ------
NET ASSETS.........................................   $116,712           $8,711
                                                      ========           ======
Outstanding Units..................................     10,324              825
Unit Fair Values...................................   $  11.31           $10.56

  The accompanying notes are an integral part of these financial statements.

       LOOMIS SAYLES                      HARRIS OAKMARK
       GLOBAL MARKETS DAVIS VENTURE VALUE FOCUSED VALUE  JENNISON GROWTH
        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
       -------------- ------------------- -------------- ---------------
           $   --         $       --        $       --      $     --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
               --                 --                --            --
            1,030                 --                --            --
               --          3,091,761                --            --
               --                 --         1,616,253            --
               --                 --                --       975,894
           ------         ----------        ----------      --------
            1,030          3,091,761         1,616,253       975,894
               --                 78                12            --
           ------         ----------        ----------      --------
            1,030          3,091,839         1,616,265       975,894
               --                 --                --            --
           ------         ----------        ----------      --------
           $1,030         $3,091,839        $1,616,265      $975,894
           ======         ==========        ==========      ========
               99            196,689           101,993        61,871
           $10.43         $    15.72        $    15.85      $  15.77

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                     METLIFE      BLACKROCK
                                                                   STOCK INDEX   MONEY MARKET
                                                                   SUB-ACCOUNT   SUB-ACCOUNT
                                                                   ----------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Stock Index Portfolio
 26,447 shares; cost $837,444.....................................  $958,975   $             --
BlackRock Money Market Portfolio
 21,752 shares; cost $2,175,204...................................        --          2,175,204
BlackRock Bond Income Portfolio
 296 shares; cost $31,865.........................................        --                 --
Western Asset Management U.S. Government Portfolio
 40 shares; cost $492.............................................        --                 --
T. Rowe Price Small Cap Growth Portfolio
 6,144 shares; cost $76,655.......................................        --                 --
T. Rowe Price Large Cap Growth Portfolio
 6,772 shares; cost $78,691.......................................        --                 --
Capital Guardian U.S. Equity Portfolio
 55,418 shares; cost $626,235.....................................        --                 --
AIM VARIABLE INSURANCE FUNDS, INC. ("AIM FUNDS")
AIM V.I. Capital Appreciation Portfolio
 10,008 shares; cost $317,613.....................................        --                 --
AIM V.I. International Growth Portfolio
 1,704 shares; cost $32,934.......................................        --                 --
DWS VARIABLE SERIES VIP ("DWS FUND"):
DWS Small Cap Growth Portfolio
 158 shares; cost $1,915..........................................        --                 --
DWS Government & Agency Securities Portfolio
 30 shares; cost $343.............................................        --                 --
PUTNAM VARIABLE TRUST ("PUTNAM FUND")
Putnam VT Growth and Income Portfolio
 2,217 shares; cost $51,810.......................................        --                 --
Putnam VT Vista Portfolio
 1,434 shares; cost $19,730.......................................        --                 --
FRANKLIN TEMPLETON VARIABLE INVESTORS PRODUCTS ("TEMPLETON FUND"):
Templeton Growth Securities Portfolio
 139 shares; cost $1,574..........................................        --                 --
Templeton Foreign Securities Portfolio
 4,078 shares; cost $63,196.......................................        --                 --
Templeton Developing Markets Securities Portfolio
 1,121 shares; cost $7,663........................................        --                 --
                                                                    --------   ----------------
Total Investments.................................................   958,975          2,175,204
Due from MetLife Investors Insurance Company......................         3                 --
                                                                    --------   ----------------
Total Assets......................................................   958,978          2,175,204
LIABILITIES:
Due to MetLife Investors Insurance Company........................        --               (456)
                                                                    --------   ----------------
NET ASSETS........................................................  $958,978   $      2,174,748
                                                                    ========   ================
Outstanding Units.................................................    72,466            182,162
Unit Fair Values..................................................  $  13.23   $10.95 to $11.96

  The accompanying notes are an integral part of these financial statements.

 BLACKROCK  WESTERN ASSET MANAGEMENT  T. ROWE PRICE    T. ROWE PRICE    CAPITAL GUARDIAN        AIM V.I.
BOND INCOME     U.S. GOVERNMENT      SMALL CAP GROWTH LARGE CAP GROWTH    U.S. EQUITY     CAPITAL APPRECIATION
SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
----------- ------------------------ ---------------- ---------------- ------------------ --------------------

 $     --           $    --          $             -- $             -- $               --   $            --

       --                --                        --               --                 --                --

   32,102                --                        --               --                 --                --

       --               493                        --               --                 --                --

       --                --                    96,578               --                 --                --

       --                --                        --          103,400                 --                --

       --                --                        --               --            737,054                --

       --                --                        --               --                 --           262,423

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --

       --                --                        --               --                 --                --
 --------           -------          ---------------- ---------------- ------------------   ---------------
   32,102               493                    96,578          103,400            737,054           262,423
       --                --                         5               12                 --                --
 --------           -------          ---------------- ---------------- ------------------   ---------------
   32,102               493                    96,583          103,412            737,054           262,423
      (60)               --                        --               --                 --                (1)
 --------           -------          ---------------- ---------------- ------------------   ---------------
  $32,042           $   493          $         96,583 $        103,412 $          737,054   $       262,422
 ========           =======          ================ ================ ==================   ===============
      536                 3                     5,619            6,455              5,322            23,681
 $  59.94           $184.61          $16.31 to $17.22 $15.39 to $16.10 $134.99 to $138.50   $7.51 to $11.50

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006


                                                                         AIM V.I.             DWS
                                                                   INTERNATIONAL GROWTH SMALL CAP GROWTH
                                                                       SUB-ACCOUNT        SUB-ACCOUNT
                                                                   -------------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
MetLife Stock Index Portfolio
 26,447 shares; cost $837,444.....................................  $              --        $   --
BlackRock Money Market Portfolio
 21,752 shares; cost $2,175,204...................................                 --            --
BlackRock Bond Income Portfolio
 296 shares; cost $31,865.........................................                 --            --
Western Asset Management U.S. Government Portfolio
 40 shares; cost $492.............................................                 --            --
T. Rowe Price Small Cap Growth Portfolio
 6,144 shares; cost $76,655.......................................                 --            --
T. Rowe Price Large Cap Growth Portfolio
 6,772 shares; cost $78,691.......................................                 --            --
Capital Guardian U.S. Equity Portfolio
 55,418 shares; cost $626,235.....................................                 --            --
AIM VARIABLE INSURANCE FUNDS, INC. ("AIM FUNDS")
AIM V.I. Capital Appreciation Portfolio
 10,008 shares; cost $317,613.....................................                 --            --
AIM V.I. International Growth Portfolio
 1,704 shares; cost $32,934.......................................             50,132            --
DWS VARIABLE SERIES VIP ("DWS FUND"):
DWS Small Cap Growth Portfolio
 158 shares; cost $1,915..........................................                 --         2,228
DWS Government & Agency Securities Portfolio
 30 shares; cost $343.............................................                 --            --
PUTNAM VARIABLE TRUST ("PUTNAM FUND")
Putnam VT Growth and Income Portfolio
 2,217 shares; cost $51,810.......................................                 --            --
Putnam VT Vista Portfolio
 1,434 shares; cost $19,730.......................................                 --            --
FRANKLIN TEMPLETON VARIABLE INVESTORS PRODUCTS ("TEMPLETON FUND"):
Templeton Growth Securities Portfolio
 139 shares; cost $1,574..........................................                 --            --
Templeton Foreign Securities Portfolio
 4,078 shares; cost $63,196.......................................                 --            --
Templeton Developing Markets Securities Portfolio
 1,121 shares; cost $7,663........................................                 --            --
                                                                    -----------------        ------
Total Investments.................................................             50,132         2,228
Due from MetLife Investors Insurance Company......................                 12            --
                                                                    -----------------        ------
Total Assets......................................................             50,144         2,228
LIABILITIES:
Due to MetLife Investors Insurance Company........................                 --            --
                                                                    -----------------        ------
NET ASSETS........................................................  $          50,144        $2,228
                                                                    =================        ======
Outstanding Units.................................................              4,014           348
Unit Fair Values..................................................   $12.05 to $12.50        $ 6.43

  The accompanying notes are an integral part of these financial statements.

        DWS                                                                                TEMPLETON
GOVERNMENT & AGENCY     PUTNAM VT      PUTNAM VT      TEMPLETON         TEMPLETON      DEVELOPING MARKETS
    SECURITIES      GROWTH AND INCOME    VISTA    GROWTH SECURITIES FOREIGN SECURITIES     SECURITIES
    SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
------------------- ----------------- ----------- ----------------- ------------------ ------------------
      $   --             $    --        $    --        $   --        $             --       $    --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
          --                  --             --            --                      --            --
         362                  --             --            --                      --            --
          --              65,505             --            --                      --            --
          --                  --         21,467            --                      --            --
          --                  --             --         2,245                      --            --
          --                  --             --            --                  77,447            --
          --                  --             --            --                      --        15,599
      ------             -------        -------        ------        ----------------       -------
         362              65,505         21,467         2,245                  77,447        15,599
          --                  --             --            --                      --             5
      ------             -------        -------        ------        ----------------       -------
         362              65,505         21,467         2,245                  77,447        15,604
          --                 (12)            (8)           --                      (9)           --
      ------             -------        -------        ------        ----------------       -------
      $  362             $65,493        $21,459        $2,245        $         77,438       $15,604
      ======             =======        =======        ======        ================       =======
          26               4,689          3,029           114                   5,135           690
      $13.83             $ 13.97        $  7.08        $19.65        $14.48 to $15.42       $ 22.62

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                      LORD ABBETT
                                                                   GROWTH AND INCOME
                                                                      SUB-ACCOUNT
                                                             -----------------------------
                                                                2006      2005      2004
                                                             ---------- --------  --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.................................................. $  116,067 $ 67,316  $ 25,083
Expenses:
 Mortality and expense risk charges.........................     13,984   12,174     6,987
                                                             ---------- --------  --------
Net investment income (loss)................................    102,083   55,142    18,096
                                                             ---------- --------  --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........    233,323   82,973    53,287
Realized gain distributions.................................    510,479  119,268        --
                                                             ---------- --------  --------
Net realized gains (losses) on investments..................    743,802  202,241    53,287
Change in unrealized appreciation (depreciation) of
 investments................................................    184,448  (43,138)  538,731
                                                             ---------- --------  --------
Net realized and unrealized gains (losses) on investments...    928,250  159,103   592,018
                                                             ---------- --------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $1,030,333 $214,245  $610,114
                                                             ========== ========  ========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       LORD ABBETT                LORD ABBETT                 VAN KAMPEN
      BOND DEBENTURE             MID-CAP VALUE              MID-CAP GROWTH
       SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
-------------------------- -------------------------- --------------------------
  2006     2005     2004     2006     2005     2004     2006     2005      2004
-------- --------  ------- --------  ------- -------- -------  --------  -------
$ 98,972 $ 60,841  $33,953 $  4,031  $ 3,496 $  2,554 $    --  $     --  $    --
   5,756    4,468    2,192      100      104      105      71        69       68
-------- --------  ------- --------  ------- -------- -------  --------  -------
  93,216   56,373   31,761    3,931    3,392    2,449     (71)      (69)     (68)
-------- --------  ------- --------  ------- -------- -------  --------  -------
  13,722   16,753    7,926   49,661   14,185   25,588   8,116     4,048    8,073
      --       --       --   51,533   21,739   12,084  22,467    24,450       --
-------- --------  ------- --------  ------- -------- -------  --------  -------
  13,722   16,753    7,926  101,194   35,924   37,672  30,583    28,498    8,073
  14,677  (52,300)  25,513  (36,935)   7,585   77,662      (7)  (12,227)  32,407
-------- --------  ------- --------  ------- -------- -------  --------  -------
  28,399  (35,547)  33,439   64,259   43,509  115,334  30,576    16,271   40,480
-------- --------  ------- --------  ------- -------- -------  --------  -------
$121,615 $ 20,826  $65,200 $ 68,190  $46,901 $117,783 $30,505  $ 16,202  $40,412
======== ========  ======= ========  ======= ======== =======  ========  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                    MET/PUTNAM
                                                               CAPITAL OPPORTUNITIES
                                                                    SUB-ACCOUNT
                                                             ------------------------
                                                               2006    2005     2004
                                                             -------  ------- -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.................................................. $   235  $   670 $    --
Expenses:
 Mortality and expense risk charges.........................       1        1       1
                                                             -------  ------- -------
Net investment income (loss)................................     234      669      (1)
                                                             -------  ------- -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........   8,871      828     408
Realized gain distributions.................................  31,891       --      --
                                                             -------  ------- -------
Net realized gains (losses) on investments..................  40,762      828     408
Change in unrealized appreciation (depreciation) of
 investments................................................  (8,791)  19,869  36,050
                                                             -------  ------- -------
Net realized and unrealized gains (losses) on investments...  31,971   20,697  36,458
                                                             -------  ------- -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $32,205  $21,366 $36,457
                                                             =======  ======= =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006


  The accompanying notes are an integral part of these financial statements.

          LAZARD                      MET/AIM                  THIRD AVENUE
          MID-CAP                SMALL CAP GROWTH             SMALL CAP VALUE
        SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------  --------------------------  ---------------------------
  2006     2005      2004     2006      2005     2004     2006      2005     2004
-------  --------  -------  --------  -------  -------  --------  --------  -------
$ 3,757  $  2,086  $    --  $     --  $    --  $    --  $  8,931  $     27  $ 3,745
  3,793     3,067    1,742     2,788    2,492    1,433     6,966     5,696    2,911
-------  --------  -------  --------  -------  -------  --------  --------  -------
    (36)     (981)  (1,742)   (2,788)  (2,492)  (1,433)    1,965    (5,669)     834
-------  --------  -------  --------  -------  -------  --------  --------  -------
  4,692    40,380   10,361     5,905   13,820   27,947   104,870    32,042   43,459
 82,535    62,993       --    77,897   10,386       --    92,124     3,245   12,918
-------  --------  -------  --------  -------  -------  --------  --------  -------
 87,227   103,373   10,361    83,802   24,206   27,947   196,994    35,287   56,377
  7,446   (59,086)  35,853   (26,777)  18,075   (3,921)  (61,739)  128,021   41,224
-------  --------  -------  --------  -------  -------  --------  --------  -------
 94,673    44,287   46,214    57,025   42,281   24,026   135,255   163,308   97,601
-------  --------  -------  --------  -------  -------  --------  --------  -------
$94,637  $ 43,306  $44,472  $ 54,237  $39,789  $22,593  $137,220  $157,639  $98,435
=======  ========  =======  ========  =======  =======  ========  ========  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004

                                                                     LEGG MASON
                                                                  AGGRESSIVE GROWTH
                                                                     SUB-ACCOUNT
                                                             --------------------------
                                                               2006      2005     2004
                                                             --------  -------  -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.................................................. $     --  $    --  $    --
Expenses:
 Mortality and expense risk charges.........................    2,645    2,476    1,579
                                                             --------  -------  -------
Net investment income (loss)................................   (2,645)  (2,476)  (1,579)
                                                             --------  -------  -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........   34,550   10,577    1,999
Realized gain distributions.................................   31,417      534       --
                                                             --------  -------  -------
Net realized gains (losses) on investments..................   65,967   11,111    1,999
Change in unrealized appreciation (depreciation) of
 investments................................................  (82,865)  52,112   28,160
                                                             --------  -------  -------
Net realized and unrealized gains (losses) on investments...  (16,898)  63,223   30,159
                                                             --------  -------  -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $(19,543) $60,747  $28,580
                                                             ========  =======  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

            MFS                     T. ROWE PRICE                 OPPENHEIMER
  RESEARCH INTERNATIONAL           MID CAP GROWTH            CAPITAL APPRECIATION
        SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT
--------------------------  ----------------------------  --------------------------
  2006     2005     2004      2006      2005      2004      2006      2005     2004
-------- -------- --------  --------  --------  --------  --------  -------  -------
$ 28,060 $  6,660 $     --  $     --  $     --  $     --  $  4,561  $   839  $ 3,079
   6,638    4,475    2,310     6,855     6,149     2,513     7,611    5,703    1,698
-------- -------- --------  --------  --------  --------  --------  -------  -------
  21,422    2,185   (2,310)   (6,855)   (6,149)   (2,513)   (3,050)  (4,864)   1,381
-------- -------- --------  --------  --------  --------  --------  -------  -------
 130,875   34,122   16,453    57,859    51,707    25,484    13,905    1,112   15,768
 110,315   56,917    1,619    42,557    26,476        --    10,397   12,027   21,858
-------- -------- --------  --------  --------  --------  --------  -------  -------
 241,190   91,039   18,072   100,416    78,183    25,484    24,302   13,139   37,626
  81,292   85,729   96,503   (23,430)   88,802    78,851    85,610   60,288   (5,110)
-------- -------- --------  --------  --------  --------  --------  -------  -------
 322,482  176,768  114,575    76,986   166,985   104,335   109,912   73,427   32,516
-------- -------- --------  --------  --------  --------  --------  -------  -------
$343,904 $178,953 $112,265  $ 70,131  $160,836  $101,822  $106,862  $68,563  $33,897
======== ======== ========  ========  ========  ========  ========  =======  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                        PIMCO
                                                              INFLATION PROTECTED BOND
                                                                     SUB-ACCOUNT
                                                             --------------------------
                                                               2006      2005     2004
                                                             --------  -------  -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.................................................. $ 44,369  $    --  $ 4,810
Expenses:
 Mortality and expense risk charges.........................    5,545    4,113    1,255
                                                             --------  -------  -------
Net investment income (loss)................................   38,824   (4,113)   3,555
                                                             --------  -------  -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........  (11,288)   1,470      936
Realized gain distributions.................................   30,990    1,446   23,358
                                                             --------  -------  -------
Net realized gains (losses) on investments..................   19,702    2,916   24,294
Change in unrealized appreciation (depreciation) of
 investments................................................  (58,283)   7,401   (8,572)
                                                             --------  -------  -------
Net realized and unrealized gains (losses) on investments...  (38,581)  10,317   15,722
                                                             --------  -------  -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................. $    243  $ 6,204  $19,277
                                                             ========  =======  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

           RCM                       PIMCO                  HARRIS OAKMARK
    GLOBAL TECHNOLOGY            TOTAL RETURN                INTERNATIONAL
       SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
------------------------  --------------------------  --------------------------
 2006     2005     2004     2006     2005     2004      2006     2005      2004
------  -------  -------  -------  -------  --------  -------- --------  -------
$   --  $    --  $    --  $58,487  $ 1,028  $ 66,923  $ 42,343 $  1,475  $   198
   609      346      188    9,617    7,285     4,123     8,417    5,997    2,343
------  -------  -------  -------  -------  --------  -------- --------  -------
  (609)    (346)    (188)  48,870   (6,257)   62,800    33,926   (4,522)  (2,145)
------  -------  -------  -------  -------  --------  -------- --------  -------
 1,663   (1,302)      27   (8,052)  (2,339)    3,072    92,299   57,863   22,868
    --      525       36      864   12,174        --   105,700   15,370       --
------  -------  -------  -------  -------  --------  -------- --------  -------
 1,663     (777)      63   (7,188)   9,835     3,072   197,999   73,233   22,868
 3,348    9,190   (1,146)  45,984   29,787   (23,702)  144,834   81,273   74,061
------  -------  -------  -------  -------  --------  -------- --------  -------
 5,011    8,413   (1,083)  38,796   39,622   (20,630)  342,833  154,506   96,929
------  -------  -------  -------  -------  --------  -------- --------  -------
$4,402  $ 8,067  $(1,271) $87,666  $33,365  $ 42,170  $376,759 $149,984  $94,784
======  =======  =======  =======  =======  ========  ======== ========  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                     NEUBERGER BERMAN
                                                                       REAL ESTATE
                                                                       SUB-ACCOUNT
                                                                --------------------------
                                                                  2006     2005   2004 (A)
                                                                -------- -------  --------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $  4,200 $    --   $  260
Expenses:
  Mortality and expense risk charges...........................    1,999     842       15
                                                                -------- -------   ------
Net investment income (loss)...................................    2,201    (842)     245
                                                                -------- -------   ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............   31,864   3,197       42
Realized gain distributions....................................   19,950     311      327
                                                                -------- -------   ------
Net realized gains (losses) on investments.....................   51,814   3,508      369
Change in unrealized appreciation (depreciation) of investments   59,028  25,689      690
                                                                -------- -------   ------
Net realized and unrealized gains (losses) on investments......  110,842  29,197    1,059
                                                                -------- -------   ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $113,043 $28,355   $1,304
                                                                ======== =======   ======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

               TURNER                 GOLDMAN SACHS            METLIFE
           MID-CAP GROWTH             MID-CAP VALUE       MODERATE STRATEGY
            SUB-ACCOUNT                SUB-ACCOUNT           SUB-ACCOUNT
     -------------------------  ------------------------- ----------------
       2006     2005   2004 (A)   2006    2005   2004 (A)   2006   2005 (B)
     -------  -------  -------- -------  ------- -------- -------  --------
     $    --  $    --    $ --   $    --  $ 2,739  $  204  $   530  $ 3,414
       1,427      529       4     2,732    1,380      19    3,115      140
     -------  -------    ----   -------  -------  ------  -------  -------
      (1,427)    (529)     (4)   (2,732)   1,359     185   (2,585)   3,274
     -------  -------    ----   -------  -------  ------  -------  -------
      10,273      818       4    11,374    3,510      13    1,554       34
       2,817    5,037      --     3,245   21,136     421    2,229      536
     -------  -------    ----   -------  -------  ------  -------  -------
      13,090    5,855       4    14,619   24,646     434    3,783      570
       3,998   12,043     402    74,946    6,060     708   67,408   (2,868)
     -------  -------    ----   -------  -------  ------  -------  -------
      17,088   17,898     406    89,565   30,706   1,142   71,191   (2,298)
     -------  -------    ----   -------  -------  ------  -------  -------
     $15,661  $17,369    $402   $86,833  $32,065  $1,327  $68,606  $   976
     =======  =======    ====   =======  =======  ======  =======  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                     METLIFE
                                                                BALANCED STRATEGY
                                                                   SUB-ACCOUNT
                                                                -----------------
                                                                  2006   2005 (B)
                                                                -------  --------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $   353   $  977
Expenses:
  Mortality and expense risk charges...........................   1,462       75
                                                                -------   ------
Net investment income (loss)...................................  (1,109)     902
                                                                -------   ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............   1,809      139
Realized gain distributions....................................   1,253      133
                                                                -------   ------
Net realized gains (losses) on investments.....................   3,062      272
Change in unrealized appreciation (depreciation) of investments  32,383    1,994
                                                                -------   ------
Net realized and unrealized gains (losses) on investments......  35,445    2,266
                                                                -------   ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $34,336   $3,168
                                                                =======   ======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     METLIFE       METLIFE AGGRESSIVE    VAN KAMPEN      LEGG MASON            MFS
 GROWTH STRATEGY       STRATEGY           COMSTOCK      VALUE EQUITY EMERGING MARKETS EQUITY
   SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
------------------ ----------------   ----------------- ------------ -----------------------
  2006    2005 (B)   2006    2005 (B)   2006   2005 (B)   2006 (C)          2006 (C)
--------  -------- -------   -------- -------  -------- ------------ -----------------------
$  1,782  $ 9,366  $   249    $ 621   $    13    $455      $  164             $ 77
   6,495      395      754       26     1,090      49          40                7
--------  -------  -------    -----   -------    ----      ------             ----
  (4,713)   8,971     (505)     595    (1,077)    406         124               70
--------  -------  -------    -----   -------    ----      ------             ----
   5,229      301    2,626       39       824      17          33                4
   6,777    1,905      971      207     1,456     316       2,178               --
--------  -------  -------    -----   -------    ----      ------             ----
  12,006    2,206    3,597      246     2,280     333       2,211                4
 151,712      862   12,702     (818)   38,659     124        (968)             758
--------  -------  -------    -----   -------    ----      ------             ----
 163,718    3,068   16,299     (572)   40,939     457       1,243              762
--------  -------  -------    -----   -------    ----      ------             ----
$159,005  $12,039  $15,794    $  23   $39,862    $863      $1,367             $832
========  =======  =======    =====   =======    ====      ======             ====

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                LOOMIS SAYLES             DAVIS
                                                                GLOBAL MARKETS        VENTURE VALUE
                                                                 SUB-ACCOUNT           SUB-ACCOUNT
                                                                -------------- --------------------------
                                                                   2006 (C)      2006     2005     2004
                                                                -------------- -------- -------- --------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................      $10       $ 23,474 $ 13,533 $  4,172
Expenses:
  Mortality and expense risk charges...........................        1         15,255   10,962    4,785
                                                                     ---       -------- -------- --------
Net investment income (loss)...................................        9          8,219    2,571     (613)
                                                                     ---       -------- -------- --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............       (3)       100,217   83,230   24,554
Realized gain distributions....................................       --             --       --       --
                                                                     ---       -------- -------- --------
Net realized gains (losses) on investments.....................       (3)       100,217   83,230   24,554
Change in unrealized appreciation (depreciation) of investments       26        264,814  114,593   83,751
                                                                     ---       -------- -------- --------
Net realized and unrealized gains (losses) on investments......       23        365,031  197,823  108,305
                                                                     ---       -------- -------- --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $32       $373,250 $200,394 $107,692
                                                                     ===       ======== ======== ========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       HARRIS OAKMARK                 JENNISON                    METLIFE
       FOCUSED VALUE                   GROWTH                   STOCK INDEX
        SUB-ACCOUNT                  SUB-ACCOUNT                SUB-ACCOUNT
---------------------------  --------------------------  --------------------------
  2006      2005      2004     2006      2005     2004     2006     2005     2004
--------  --------  -------  --------  -------  -------  -------- --------  -------
$  4,951  $    588  $   298  $     --  $ 2,278  $   285  $ 21,008 $ 16,481  $ 6,632
   8,399     7,519    4,132     4,637    3,081    1,674     5,405    5,452    4,527
--------  --------  -------  --------  -------  -------  -------- --------  -------
  (3,448)   (6,931)  (3,834)   (4,637)    (803)  (1,389)   15,603   11,029    2,105
--------  --------  -------  --------  -------  -------  -------- --------  -------
  40,930    14,865   41,022    50,841   15,433    7,603    47,742   44,096   37,652
 152,770    14,129    7,452       806       --       --    35,849       --       --
--------  --------  -------  --------  -------  -------  -------- --------  -------
 193,700    28,994   48,474    51,647   15,433    7,603    83,591   44,096   37,652
 (27,418)  103,207   30,634   (28,102)  69,258   23,368    37,193  (12,358)  45,935
--------  --------  -------  --------  -------  -------  -------- --------  -------
 166,282   132,201   79,108    23,545   84,691   30,971   120,784   31,738   83,587
--------  --------  -------  --------  -------  -------  -------- --------  -------
$162,834  $125,270  $75,274  $ 18,908  $83,888  $29,582  $136,387 $ 42,767  $85,692
========  ========  =======  ========  =======  =======  ======== ========  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004

                                                                     BLACKROCK
                                                                    MONEY MARKET
                                                                    SUB-ACCOUNT
                                                                --------------------
                                                                 2006    2005   2004
                                                                ------- ------- ----
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $89,306 $33,319 $686
Expenses:
  Mortality and expense risk charges...........................  10,206   5,430    1
                                                                ------- ------- ----
Net investment income (loss)...................................  79,100  27,889  685
                                                                ------- ------- ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............      --      --   --
Realized gain distributions....................................      --      --   --
                                                                ------- ------- ----
Net realized gains (losses) on investments.....................      --      --   --
Change in unrealized appreciation (depreciation) of investments      --      --   --
                                                                ------- ------- ----
Net realized and unrealized gains (losses) on investments......      --      --   --
                                                                ------- ------- ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $79,100 $27,889 $685
                                                                ======= ======= ====

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

               BLACKROCK         WESTERN ASSET MANAGEMENT       T. ROWE PRICE
              BOND INCOME        U.S. GOVERNMENT              SMALL CAP GROWTH
              SUB-ACCOUNT         SUB-ACCOUNT                    SUB-ACCOUNT
       ------------------------  ------------------------ ------------------------
        2006     2005   2004 (A) 2006       2005 (B)       2006     2005   2004 (A)
       ------  -------  -------- ----       --------      ------  -------  --------
       $1,834  $ 1,515   $   --  $ 1          $--         $   --  $    --   $   --
          176      206      157   --           --             17       13       --
       ------  -------   ------  ---          ---         ------  -------   ------
        1,658    1,309     (157)   1           --            (17)     (13)      --
       ------  -------   ------  ---          ---         ------  -------   ------
           14       43       83   (1)          --          1,557      312     (404)
           31      437       --   --           --             --       --       --
       ------  -------   ------  ---          ---         ------  -------   ------
           45      480       83   (1)          --          1,557      312     (404)
         (486)  (1,165)   1,828    1           --          2,138   10,083    7,702
       ------  -------   ------  ---          ---         ------  -------   ------
         (441)    (685)   1,911   --           --          3,695   10,395    7,298
       ------  -------   ------  ---          ---         ------  -------   ------
       $1,217  $   624   $1,754  $ 1          $--         $3,678  $10,382   $7,298
       ======  =======   ======  ===          ===         ======  =======   ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                     T. ROWE PRICE
                                                                   LARGE CAP GROWTH
                                                                      SUB-ACCOUNT
                                                                ----------------------
                                                                 2006    2005  2004 (A)
                                                                ------- ------ --------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $   331 $  515  $   --
Expenses:
  Mortality and expense risk charges...........................      54     52      42
                                                                ------- ------  ------
Net investment income (loss)...................................     277    463     (42)
                                                                ------- ------  ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............     888    349      14
Realized gain distributions....................................      --     --      --
                                                                ------- ------  ------
Net realized gains (losses) on investments.....................     888    349      14
Change in unrealized appreciation (depreciation) of investments  10,964  5,140   8,605
                                                                ------- ------  ------
Net realized and unrealized gains (losses) on investments......  11,852  5,489   8,619
                                                                ------- ------  ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $12,129 $5,952  $8,577
                                                                ======= ======  ======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      CAPITAL GUARDIAN              AIM V.I.                  AIM V.I.
     U.S. EQUITY SERIES       CAPITAL APPRECIATION      INTERNATIONAL GROWTH
        SUB-ACCOUNT                SUB-ACCOUNT              SUB-ACCOUNT
  ------------------------ --------------------------  ---------------------
   2006    2005   2004 (A)   2006     2005      2004    2006    2005   2004
  ------- ------- -------- -------  --------  -------  ------- ------ ------
  $ 7,441 $   177 $    --  $   149  $    157  $    --  $   466 $  254 $  215
       --      --      --       92        71       50        3      2     --
  ------- ------- -------  -------  --------  -------  ------- ------ ------
    7,441     177      --       57        86      (50)     463    252    215
  ------- ------- -------  -------  --------  -------  ------- ------ ------
    5,789   1,047     239   (3,861)  (19,038)  (7,322)     592     54   (338)
    7,964      --      --       --        --       --       --     --     --
  ------- ------- -------  -------  --------  -------  ------- ------ ------
   13,753   1,047     239   (3,861)  (19,038)  (7,322)     592     54   (338)
   47,219  36,791  26,809   19,685    38,925   24,313   10,240  5,980  7,287
  ------- ------- -------  -------  --------  -------  ------- ------ ------
   60,972  37,838  27,048   15,824    19,887   16,991   10,832  6,034  6,949
  ------- ------- -------  -------  --------  -------  ------- ------ ------
  $68,413 $38,015 $27,048  $15,881  $ 19,973  $16,941  $11,295 $6,286 $7,164
  ======= ======= =======  =======  ========  =======  ======= ====== ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004

                                                                    DWS SMALL CAP
                                                                        GROWTH
                                                                     SUB-ACCOUNT
                                                                ---------------------
                                                                 2006   2005    2004
                                                                -----  -----  -------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $  --  $  --  $    --
Expenses:
  Mortality and expense risk charges...........................    12     14       13
                                                                -----  -----  -------
Net investment income (loss)...................................   (12)   (14)     (13)
                                                                -----  -----  -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............  (381)  (322)  (1,494)
Realized gain distributions....................................    --     --       --
                                                                -----  -----  -------
Total realized gains (losses) on investments...................  (381)  (322)  (1,494)
Change in unrealized appreciation (depreciation) of investments   496    495    1,769
                                                                -----  -----  -------
Net realized and unrealized gains (losses) on investments......   115    173      275
                                                                -----  -----  -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 103  $ 159  $   262
                                                                =====  =====  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                DWS                           PUTNAM VT              PUTNAM VT
          GOVERNMENT & AGENCY SECURITIES  GROWTH AND INCOME         VISTA FUND
            SUB-ACCOUNT                      SUB-ACCOUNT            SUB-ACCOUNT
          ------------------------------ -------------------- ----------------------
          2006       2005      2004       2006   2005   2004   2006    2005    2004
          ----       ----      ----      ------ ------ ------ ------  ------  ------
          $ 12       $10       $ 4       $1,051 $  987 $  826 $   --  $   --  $   --
             2         1         1          333    315    278    118     115     108
            ----     ---       ---       ------ ------ ------ ------  ------  ------
            10         9         3          718    672    548   (118)   (115)   (108)
            ----     ---       ---       ------ ------ ------ ------  ------  ------
           (13)       (1)       --        1,730  1,119    689     97    (150)   (416)
            --         2         1        1,402     --     --     --      --      --
            ----     ---       ---       ------ ------ ------ ------  ------  ------
           (13)        1         1        3,132  1,119    689     97    (150)   (416)
            14        (5)        2        5,292  1,065  4,351  1,099   2,651   3,813
            ----     ---       ---       ------ ------ ------ ------  ------  ------
             1        (4)        3        8,424  2,184  5,040  1,196   2,501   3,397
            ----     ---       ---       ------ ------ ------ ------  ------  ------
          $ 11       $ 5       $ 6       $9,142 $2,856 $5,588 $1,078  $2,386  $3,289
            ====     ===       ===       ====== ====== ====== ======  ======  ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                   TEMPLETON
                                                                GROWTH SECURITIES
                                                                  SUB-ACCOUNT
                                                                ----------------
                                                                 2006   2005 2004
                                                                -----   ---- ----
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $  50   $ 54 $ 52
Expenses:
  Mortality and expense risk charges...........................    --     --   --
                                                                -----   ---- ----
Net investment income (loss)...................................    50     54   52
                                                                -----   ---- ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............   825     57   22
Realized gain distributions....................................   124     --   --
                                                                -----   ---- ----
Total realized gains (losses) on investments...................   949     57   22
Change in unrealized appreciation (depreciation) of investments  (403)   281  552
                                                                -----   ---- ----
Net realized and unrealized gains (losses) on investments......   546    338  574
                                                                -----   ---- ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 596   $392 $626
                                                                =====   ==== ====

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                        TEMPLETON              TEMPLETON
                    FOREIGN SECURITIES    DEVELOPING MARKETS SECURITIES
                       SUB-ACCOUNT            SUB-ACCOUNT
                 -----------------------  -----------------------------
                  2006    2005     2004    2006      2005      2004
                 ------- ------  -------   ------    ------    ------
                 $   948 $  611  $   505  $  178    $  183    $  208
                     139    128      112      77        75        63
                 ------- ------  -------   ------    ------    ------
                     809    483      393     101       108       145
                 ------- ------  -------   ------    ------    ------
                     414   (108)  (1,126)  1,035     1,035       151
                      --     --       --      --        --        --
                 ------- ------  -------   ------    ------    ------
                     414   (108)  (1,126)  1,035     1,035       151
                  11,861  4,352    7,687   2,316     1,881     2,160
                 ------- ------  -------   ------    ------    ------
                  12,275  4,244    6,561   3,351     2,916     2,311
                 ------- ------  -------   ------    ------    ------
                 $13,084 $4,727  $ 6,954  $3,452    $3,024    $2,456
                 ======= ======  =======   ======    ======    ======

  The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE YEARS ENDED 2006, 2005 AND 2004

                                                                   LORD ABBETT GROWTH AND INCOME
                                                                            SUB-ACCOUNT
                                                                ----------------------------------
                                                                   2006        2005        2004
                                                                ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  102,083  $   55,142  $   18,096
  Net realized gain (loss) on investments......................    743,802     202,241      53,287
  Change in unrealized appreciation (depreciation) of
   investments.................................................    184,448     (43,138)    538,594
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..................................................  1,030,333     214,245     609,977
                                                                ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners.........................    370,111     292,574     180,904
  Transfers between sub-accounts (including fixed account),
   net.........................................................   (596,653)    180,212     800,506
  Transfers for contract benefits and terminations.............   (416,775)   (131,350)   (320,545)
  Contract maintenance charges.................................     (1,006)     (1,097)     (1,267)
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   (644,323)    340,339     659,598
                                                                ----------  ----------  ----------
NET CHANGE IN NET ASSETS.......................................    386,010     554,584   1,269,575
NET ASSETS - BEGINNING OF PERIOD...............................  6,133,193   5,578,609   4,309,034
                                                                ----------  ----------  ----------
NET ASSETS - END OF PERIOD..................................... $6,519,203  $6,133,193  $5,578,609
                                                                ==========  ==========  ==========

                                                                    LORD ABBETT BOND DEBENTURE
                                                                            SUB-ACCOUNT
                                                                ----------------------------------
                                                                   2006        2005        2004
                                                                ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $   93,216  $   56,373  $   31,761
  Net realized gain (loss) on investments......................     13,722      16,753       7,926
  Change in unrealized appreciation (depreciation) of
   investments.................................................     14,677     (52,300)     25,513
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..................................................    121,615      20,826      65,200
                                                                ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners.........................    150,985     151,267      25,736
  Transfers between sub-accounts (including fixed account),
   net.........................................................    (30,644)    121,709     293,186
  Transfers for contract benefits and terminations.............    (89,776)    (10,772)     (9,335)
  Contract maintenance charges.................................       (109)       (123)       (125)
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................     30,456     262,081     309,462
                                                                ----------  ----------  ----------
NET CHANGE IN NET ASSETS.......................................    152,071     282,907     374,662
NET ASSETS - BEGINNING OF PERIOD...............................  1,357,996   1,075,089     700,427
                                                                ----------  ----------  ----------
NET ASSETS - END OF PERIOD..................................... $1,510,067  $1,357,996  $1,075,089
                                                                ==========  ==========  ==========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   LORD ABBETT MID-CAP VALUE        VAN KAMPEN MID-CAP GROWTH   MET/PUTNAM CAPITAL OPPORTUNITIES
          SUB-ACCOUNT                      SUB-ACCOUNT                   SUB-ACCOUNT
------------------------------    ----------------------------  -------------------------------
   2006         2005      2004      2006      2005      2004      2006       2005       2004
----------    --------  --------  --------  --------  --------  --------   --------   --------
$    3,931    $  3,392  $  2,449  $    (71) $    (69) $    (68) $    234   $    669   $     (1)
   101,194      35,924    37,672    30,583    28,498     8,073    40,762        828        408

  (36,935)       7,585    77,662        (7)  (12,227)   32,407    (8,791)    19,869     36,050
----------    --------  --------  --------  --------  --------  --------   --------   --------
    68,190      46,901   117,783    30,505    16,202    40,412    32,205     21,366     36,457
----------    --------  --------  --------  --------  --------  --------   --------   --------
       273         273       273       200       200       200        49         49         49

    12,594      31,285    (3,725)    2,463     1,837      (893)   (3,055)      (420)      (213)
  (116,680)    (27,891)  (65,509)  (26,352)   (9,915)  (15,528)  (38,353)    (7,870)   (23,748)
      (141)       (180)     (182)      (96)     (112)     (148)      (64)       (72)       (95)
----------    --------  --------  --------  --------  --------  --------   --------   --------

 (103,954)       3,487   (69,143)  (23,785)   (7,990)  (16,369)  (41,423)    (8,313)   (24,007)
----------    --------  --------  --------  --------  --------  --------   --------   --------
   (35,764)     50,388    48,640     6,720     8,212    24,043    (9,218)    13,053     12,450
   613,700     563,312   514,672   363,030   354,818   330,775   232,430    219,377    206,927
----------    --------  --------  --------  --------  --------  --------   --------   --------
$  577,936    $613,700  $563,312  $369,750  $363,030  $354,818  $223,212   $232,430   $219,377
==========    ========  ========  ========  ========  ========  ========   ========   ========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004


                                                                          LAZARD MID-CAP            MET/AIM SMALL CAP GROWTH
                                                                            SUB-ACCOUNT                   SUB-ACCOUNT
                                                                   ----------------------------  -----------------------------
                                                                     2006      2005      2004       2006      2005      2004
                                                                   --------  --------  --------  ---------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $    (36) $   (981) $ (1,742) $  (2,788) $ (2,492) $ (1,433)
  Net realized gain (loss) on investments.........................   87,227   103,373    10,361     83,802    24,206    27,947
  Change in unrealized appreciation (depreciation) of investments.    7,446   (59,086)   35,853    (26,777)   18,075    (3,921)
                                                                   --------  --------  --------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from operations.   94,637    43,306    44,472     54,237    39,789    22,593
                                                                   --------  --------  --------  ---------  --------  --------
From capital transactions:
  Payments received from policy owners............................  166,314   156,525    58,072     81,522    84,924    39,144
  Transfers between sub-accounts (including fixed account), net...  (83,202)  (24,917)  152,531   (162,864)   15,114   106,439
  Transfers for contract benefits and terminations................   (5,483)   (7,771)       --     (5,024)   (3,369)   (4,859)
  Contract maintenance charges....................................       --        --        --         --        --        --
                                                                   --------  --------  --------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   77,629   123,837   210,603    (86,366)   96,669   140,724
                                                                   --------  --------  --------  ---------  --------  --------
NET CHANGE IN NET ASSETS..........................................  172,266   167,143   255,075    (32,129)  136,458   163,317
NET ASSETS - BEGINNING OF PERIOD..................................  594,110   426,967   171,892    506,141   369,683   206,366
                                                                   --------  --------  --------  ---------  --------  --------
NET ASSETS - END OF PERIOD........................................ $766,376  $594,110  $426,967  $ 474,012  $506,141  $369,683
                                                                   ========  ========  ========  =========  ========  ========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

          THIRD AVENUE                     LEGG MASON
        SMALL CAP VALUE                AGGRESSIVE GROWTH           MFS RESEARCH INTERNATIONAL
          SUB-ACCOUNT                     SUB-ACCOUNT                      SUB-ACCOUNT
-------------------------------- -----------------------------  --------------------------------
   2006        2005       2004      2006      2005      2004       2006        2005       2004
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
$    1,965  $   (5,669) $    834 $  (2,645) $ (2,476) $ (1,579) $   21,422  $    2,185  $ (2,310)
   196,994      35,287    56,377    65,967    11,111     1,999     241,190      91,039    18,072
   (61,739)    128,021    41,224   (82,865)   52,112    28,160      81,292      85,729    96,503
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
   137,220     157,639    98,435   (19,543)   60,747    28,580     343,904     178,953   112,265
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
   227,170     131,872    67,736    85,209    70,700    30,615     182,976     176,935    54,460
  (322,160)    233,165   333,088  (152,401)  (14,849)  145,772     (96,158)    163,387   152,115
    (9,716)     (3,956)       --    (1,970)   (5,102)       --     (50,824)    (18,105)  (23,671)
        --          --        --        --        --        --         (94)        (98)     (123)
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
  (104,706)    361,081   400,824   (69,162)   50,749   176,387      35,900     322,119   182,781
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
    32,514     518,720   499,259   (88,705)  111,496   204,967     379,804     501,072   295,046
 1,223,623     704,903   205,643   512,345   400,849   195,882   1,272,070     770,998   475,952
----------  ----------  -------- ---------  --------  --------  ----------  ----------  --------
$1,256,137  $1,223,623  $704,902 $ 423,640  $512,345  $400,849  $1,651,874  $1,272,070  $770,998
==========  ==========  ======== =========  ========  ========  ==========  ==========  ========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004

                                                                     T. ROWE PRICE MID CAP GROWTH
                                                                              SUB-ACCOUNT
                                                                   --------------------------------
                                                                      2006        2005       2004
                                                                   ----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (6,855) $   (6,149) $ (2,513)
  Net realized gain (loss) on investments.........................    100,416      78,183    25,484
  Change in unrealized appreciation (depreciation) of
   investments....................................................    (23,430)     88,802    78,851
                                                                   ----------  ----------  --------
  Net increase (decrease) in net assets resulting from operations.     70,131     160,836   101,822
                                                                   ----------  ----------  --------
From capital transactions:
  Payments received from policy owners............................    113,614      97,800    86,224
  Transfers between sub-accounts (including fixed account), net...   (191,456)     11,720   534,891
  Transfers for contract benefits and terminations................    (19,260)       (267)       --
  Contract maintenance charges....................................         --          --        --
                                                                   ----------  ----------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................    (97,102)    109,253   621,115
                                                                   ----------  ----------  --------
NET CHANGE IN NET ASSETS..........................................    (26,971)    270,089   722,937
NET ASSETS - BEGINNING OF PERIOD..................................  1,249,798     979,709   256,772
                                                                   ----------  ----------  --------
NET ASSETS - END OF PERIOD........................................ $1,222,827  $1,249,798  $979,709
                                                                   ==========  ==========  ========

                                                                   OPPENHEIMER CAPITAL APPRECIATION
                                                                              SUB-ACCOUNT
                                                                   --------------------------------
                                                                      2006        2005       2004
                                                                   ----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (3,050) $   (4,864) $  1,381
  Net realized gain (loss) on investments.........................     24,302      13,139    37,626
  Change in unrealized appreciation (depreciation) of
   investments....................................................     85,610      60,288    (5,110)
                                                                   ----------  ----------  --------
  Net increase (decrease) in net assets resulting from operations.    106,862      68,563    33,897
                                                                   ----------  ----------  --------
From capital transactions:
  Payments received from policy owners............................    164,343     125,031    44,269
  Transfers between sub-accounts (including fixed account), net...    (29,708)    362,839   519,345
  Transfers for contract benefits and terminations................    (14,558)         --        --
  Contract maintenance charges....................................         --          --        --
                                                                   ----------  ----------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................    120,077     487,870   563,614
                                                                   ----------  ----------  --------
NET CHANGE IN NET ASSETS..........................................    226,939     556,433   597,511
NET ASSETS - BEGINNING OF PERIOD..................................  1,277,980     721,547   124,036
                                                                   ----------  ----------  --------
NET ASSETS - END OF PERIOD........................................ $1,504,919  $1,277,980  $721,547
                                                                   ==========  ==========  ========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

PIMCO INFLATION PROTECTED BOND     RCM GLOBAL TECHNOLOGY            PIMCO TOTAL RETURN
          SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------  --------------------------  ----------------------------------
   2006       2005      2004      2006      2005     2004      2006        2005        2004
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------
$   38,824  $ (4,113) $  3,555  $   (609) $  (346) $  (188) $   48,870  $   (6,257) $   62,800
    19,702     2,916    24,294     1,663     (777)      63      (7,188)      9,835       3,072
   (58,283)    7,401    (8,572)    3,348    9,190   (1,146)     45,984      29,787     (23,702)
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------
       243     6,204    19,277     4,402    8,067   (1,271)     87,666      33,365      42,170
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------
   114,439   145,363     9,287    18,050   22,361    3,643     291,058     231,537     109,630
    25,424   232,221   404,860    31,439   (3,599)  26,202    (112,928)    325,464     740,045
    (8,254)       (1)        1      (809)      --      (53)    (46,397)     (9,092)     (4,306)
        --        --        --        --       --       --         (74)        (83)        (18)
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------

   131,609   377,583   414,148    48,680   18,762   29,792     131,659     547,826     845,351
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------
   131,852   383,787   433,425    53,082   26,829   28,521     219,325     581,191     887,521
   897,702   513,915    80,490    76,620   49,791   21,270   1,917,186   1,335,995     448,474
----------  --------  --------  --------  -------  -------  ----------  ----------  ----------
$1,029,554  $897,702  $513,915  $129,702  $76,620  $49,791  $2,136,511  $1,917,186  $1,335,995
==========  ========  ========  ========  =======  =======  ==========  ==========  ==========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004



                                                                                HARRIS                        NEUBERGER
                                                                         OAKMARK INTERNATIONAL            BERMAN REAL ESTATE
                                                                              SUB-ACCOUNT                    SUB-ACCOUNT
                                                                   --------------------------------  ----------------------------
                                                                      2006        2005       2004      2006      2005    2004 (A)
                                                                   ----------  ----------  --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   33,926  $   (4,522) $ (2,145) $  2,201  $   (842) $   245
  Net realized gain (loss) on investments.........................    197,999      73,233    22,868    51,814     3,508      369
  Change in unrealized appreciation (depreciation) of investments.    144,834      81,273    74,061    59,028    25,689      690
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from operations.    376,759     149,984    94,784   113,043    28,355    1,304
                                                                   ----------  ----------  --------  --------  --------  -------
From capital transactions:
  Payments received from policy owners............................    195,660     102,555    46,605    99,882    45,749       19
  Transfers between sub-accounts (including fixed account), net...   (166,257)    277,348   408,482   (37,929)  175,177   17,517
  Transfers for contract benefits and terminations................    (18,039)     (2,202)       --    (1,124)   (1,384)       1
  Contract maintenance charges....................................         --          --        --        --        --       --
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................     11,364     377,701   455,087    60,829   219,542   17,537
                                                                   ----------  ----------  --------  --------  --------  -------
NET CHANGE IN NET ASSETS..........................................    388,123     527,685   549,871   173,872   247,897   18,841
NET ASSETS - BEGINNING OF PERIOD..................................  1,308,123     780,438   230,567   266,738    18,841       --
                                                                   ----------  ----------  --------  --------  --------  -------
NET ASSETS - END OF PERIOD........................................ $1,696,246  $1,308,123  $780,438  $440,610  $266,738  $18,841
                                                                   ==========  ==========  ========  ========  ========  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

             TURNER                   GOLDMAN SACHS              METLIFE
         MID-CAP GROWTH               MID-CAP VALUE         MODERATE STRATEGY
          SUB-ACCOUNT                  SUB-ACCOUNT             SUB-ACCOUNT
  ---------------------------  --------------------------- ------------------
    2006      2005    2004 (A)   2006      2005   2004 (A)   2006    2005 (B)
  --------  --------  -------- --------  -------- -------- --------  --------
  $ (1,427) $   (529)  $   (4) $ (2,732) $  1,359 $   185  $ (2,585) $  3,274
    13,090     5,855        4    14,619    24,646     434     3,783       570
     3,998    12,043      402    74,946     6,060     708    67,408    (2,868)
  --------  --------   ------  --------  -------- -------  --------  --------
    15,661    17,369      402    86,833    32,065   1,327    68,606       976
  --------  --------   ------  --------  -------- -------  --------  --------
    26,010    37,081       24   123,010    21,980     669         7        --
   154,750    98,057    6,464   122,166   244,385  46,084   527,379   282,333
        75        --       --    (1,314)       --       1     1,975        (1)
        --        --       --        --        --      --        --        --
  --------  --------   ------  --------  -------- -------  --------  --------
   180,835   135,138    6,488   243,862   266,365  46,754   529,361   282,332
  --------  --------   ------  --------  -------- -------  --------  --------
   196,496   152,507    6,890   330,695   298,430  48,081   597,967   283,308
   159,397     6,890       --   346,511    48,081      --   283,308        --
  --------  --------   ------  --------  -------- -------  --------  --------
  $355,893  $159,397   $6,890  $677,206  $346,511 $48,081  $881,275  $283,308
  ========  ========   ======  ========  ======== =======  ========  ========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004



                                                                        METLIFE             METLIFE             METLIFE
                                                                   BALANCED STRATEGY    GROWTH STRATEGY    AGGRESSIVE STRATEGY
                                                                      SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                   ------------------ -------------------- -----------------
                                                                     2006    2005 (B)    2006     2005 (B)   2006     2005 (B)
                                                                   --------  -------- ----------  -------- --------   --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $ (1,109) $    902 $   (4,713) $  8,971 $   (505)  $   595
  Net realized gain (loss) on investments.........................    3,062       272     12,006     2,206    3,597       246
  Change in unrealized appreciation (depreciation) of investments.   32,383     1,994    151,712       862   12,702      (818)
                                                                   --------  -------- ----------  -------- --------   -------
  Net increase (decrease) in net assets resulting from operations.   34,336     3,168    159,005    12,039   15,794        23
                                                                   --------  -------- ----------  -------- --------   -------
From capital transactions:
  Payments received from policy owners............................    3,593       170    117,906     1,181  108,767     3,118
  Transfers between sub-accounts (including fixed account), net...  264,429    99,811    467,028   879,086    6,108    65,087
  Transfers for contract benefits and terminations................       (1)       --         14        --      638        (8)
  Contract maintenance charges....................................       --        --         --        --       --        --
                                                                   --------  -------- ----------  -------- --------   -------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  268,021    99,981    584,948   880,267  115,513    68,197
                                                                   --------  -------- ----------  -------- --------   -------
NET CHANGE IN NET ASSETS..........................................  302,357   103,149    743,953   892,306  131,307    68,220
NET ASSETS - BEGINNING OF PERIOD..................................  103,149        --    892,306        --   68,220        --
                                                                   --------  -------- ----------  -------- --------   -------
NET ASSETS - END OF PERIOD........................................ $405,506  $103,149 $1,636,259  $892,306 $199,527   $68,220
                                                                   ========  ======== ==========  ======== ========   =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    VAN KAMPEN      LEGG MASON   MFS EMERGING  LOOMIS SAYLES
     COMSTOCK      VALUE EQUITY MARKETS EQUITY GLOBAL MARKETS         DAVIS VENTURE VALUE
   SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT               SUB-ACCOUNT
-----------------  ------------ -------------- -------------- ----------------------------------
  2006    2005 (B)   2006 (C)      2006 (C)       2006 (C)       2006        2005        2004
--------  -------- ------------ -------------- -------------- ----------  ----------  ----------
$ (1,077) $   406    $    124       $   70         $    9     $    8,219  $    2,571  $     (613)
   2,280      333       2,211            4             (3)       100,217      83,230      24,554
  38,659      124        (968)         758             26        264,814     114,593      83,751
--------  -------    --------       ------         ------     ----------  ----------  ----------
  39,862      863       1,367          832             32        373,250     200,394     107,692
--------  -------    --------       ------         ------     ----------  ----------  ----------
   6,742      795         367           --             --        486,351     351,654     170,726
 269,227   40,401     114,727        7,879            997       (152,542)    461,955     651,968
      57      (57)        251           --              1        (60,996)     (8,663)         --
      --       --          --           --             --             --          --          --
--------  -------    --------       ------         ------     ----------  ----------  ----------
 276,026   41,139     115,345        7,879            998        272,813     804,946     822,694
--------  -------    --------       ------         ------     ----------  ----------  ----------
 315,888   42,002     116,712        8,711          1,030        646,063   1,005,340     930,386
  42,002       --          --           --             --      2,445,776   1,440,436     510,050
--------  -------    --------       ------         ------     ----------  ----------  ----------
$357,890  $42,002    $116,712       $8,711         $1,030     $3,091,839  $2,445,776  $1,440,436
========  =======    ========       ======         ======     ==========  ==========  ==========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004



                                                                         HARRIS OAKMARK FOCUSED
                                                                               SUB-ACCOUNT
                                                                   ----------------------------------
                                                                      2006        2005        2004
                                                                   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (3,448) $   (6,931) $   (3,834)
  Net realized gain (loss) on investments.........................    193,700      28,994      48,474
  Change in unrealized appreciation (depreciation) of investments.    (27,418)    103,207      30,634
                                                                   ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from operations.    162,834     125,270      75,274
                                                                   ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners............................    156,409     106,229      66,364
  Transfers between sub-accounts (including fixed account), net...   (202,025)    135,655     628,075
  Transfers for contract benefits and terminations................    (15,802)     (4,342)         --
  Contract maintenance charges....................................         --          --          --
                                                                   ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................    (61,418)    237,542     694,439
                                                                   ----------  ----------  ----------
NET CHANGE IN NET ASSETS..........................................    101,416     362,812     769,713
NET ASSETS - BEGINNING OF PERIOD..................................  1,514,849   1,152,037     382,324
                                                                   ----------  ----------  ----------
NET ASSETS - END OF PERIOD........................................ $1,616,265  $1,514,849  $1,152,037
                                                                   ==========  ==========  ==========

                                                                          JENNISON GROWTH
                                                                            SUB-ACCOUNT
                                                                   ----------------------------
                                                                     2006      2005      2004
                                                                   --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $ (4,637) $   (803) $ (1,389)
  Net realized gain (loss) on investments.........................   51,647    15,433     7,603
  Change in unrealized appreciation (depreciation) of investments.  (28,102)   69,258    23,368
                                                                   --------  --------  --------
  Net increase (decrease) in net assets resulting from operations.   18,908    83,888    29,582
                                                                   --------  --------  --------
From capital transactions:
  Payments received from policy owners............................   85,031    86,393    25,810
  Transfers between sub-accounts (including fixed account), net...  206,288    81,237   117,703
  Transfers for contract benefits and terminations................   (2,861)   (5,446)     (270)
  Contract maintenance charges....................................       --        --        --
                                                                   --------  --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  288,458   162,184   143,243
                                                                   --------  --------  --------
NET CHANGE IN NET ASSETS..........................................  307,366   246,072   172,825
NET ASSETS - BEGINNING OF PERIOD..................................  668,528   422,456   249,631
                                                                   --------  --------  --------
NET ASSETS - END OF PERIOD........................................ $975,894  $668,528  $422,456
                                                                   ========  ========  ========

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       METLIFE STOCK INDEX              BLACKROCK MONEY MARKET          BLACKROCK BOND INCOME
           SUB-ACCOUNT                        SUB-ACCOUNT                    SUB-ACCOUNT
--------------------------------  ----------------------------------  -------------------------
   2006        2005       2004       2006         2005        2004      2006     2005     2004
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
$   15,603  $   11,029  $  2,105  $   79,100  $    27,889  $     685  $ 1,658  $ 1,309  $  (157)
    83,591      44,096    37,652          --           --         --       45      480       83
    37,193     (12,358)   45,935          --           --         --     (486)  (1,165)   1,828
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
   136,387      42,767    85,692      79,100       27,889        685    1,217      624    1,754
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
   164,343      82,417    57,942   1,223,334    2,696,347         --       --       --       --
  (338,498)     10,816   163,112    (545,568)  (1,320,211)    (7,330)  (8,083)     482   36,441
   (37,921)     (5,724)   (6,097)    (21,835)          --   (141,350)    (164)    (229)      --
        --          --        --          --           --         --       --       --       --
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
  (212,076)     87,509   214,957     655,931    1,376,136   (148,680)  (8,247)     253   36,441
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
   (75,689)    130,276   300,649     735,031    1,404,025   (147,995)  (7,030)     877   38,195
 1,034,667     904,391   603,742   1,439,717       35,692    183,687   39,072   38,195       --
----------  ----------  --------  ----------  -----------  ---------  -------  -------  -------
$  958,978  $1,034,667  $904,391  $2,174,748  $ 1,439,717  $  35,692  $32,042  $39,072  $38,195
==========  ==========  ========  ==========  ===========  =========  =======  =======  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004




                                                                             WESTERN ASSET MANAGEMENT
                                                                             U.S. GOVERNMENT
                                                                              SUB-ACCOUNT
                                                                             ------------------------
                                                                             2006       2005 (B)
                                                                             ----       --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  1         $--
  Net realized gain (loss) on investments...................................   (1)         --
  Change in unrealized appreciation (depreciation) of investments...........    1          --
                                                                               ----       ---
  Net increase (decrease) in net assets resulting from operations...........    1          --
                                                                               ----       ---
From capital transactions:
  Payments received from policy owners......................................  202          --
  Transfers between sub-accounts (including fixed account), net.............  290          --
  Transfers for contract benefits and terminations..........................   --          --
  Contract maintenance charges..............................................   --          --
                                                                               ----       ---
  Net increase (decrease) in net assets resulting from capital transactions.  492          --
                                                                               ----       ---
NET CHANGE IN NET ASSETS....................................................  493          --
NET ASSETS - BEGINNING OF PERIOD............................................   --          --
                                                                               ----       ---
NET ASSETS - END OF PERIOD.................................................. $493         $--
                                                                               ====       ===

                                                                                    T. ROWE PRICE
                                                                                   SMALL CAP GROWTH
                                                                                     SUB-ACCOUNT
                                                                             ---------------------------
                                                                               2006      2005    2004 (A)
                                                                             --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    (17) $    (13) $    --
  Net realized gain (loss) on investments...................................    1,557       312     (404)
  Change in unrealized appreciation (depreciation) of investments...........    2,138    10,083    7,702
                                                                             --------  --------  -------
  Net increase (decrease) in net assets resulting from operations...........    3,678    10,382    7,298
                                                                             --------  --------  -------
From capital transactions:
  Payments received from policy owners......................................       --        --       --
  Transfers between sub-accounts (including fixed account), net.............   (6,353)    2,566   84,810
  Transfers for contract benefits and terminations..........................   (2,215)   (2,290)  (1,253)
  Contract maintenance charges..............................................      (13)      (19)      (8)
                                                                             --------  --------  -------
  Net increase (decrease) in net assets resulting from capital transactions.   (8,581)      257   83,549
                                                                             --------  --------  -------
NET CHANGE IN NET ASSETS....................................................   (4,903)   10,639   90,847
NET ASSETS - BEGINNING OF PERIOD............................................  101,486    90,847       --
                                                                             --------  --------  -------
NET ASSETS - END OF PERIOD.................................................. $ 96,583  $101,486  $90,847
                                                                             ========  ========  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006


  The accompanying notes are an integral part of these financial statements.

       T. ROWE PRICE              CAPITAL GUARDIAN                  AIM V.I.
     LARGE CAP GROWTH                U.S. EQUITY              CAPITAL APPRECIATION
        SUB-ACCOUNT                  SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------  ----------------------------  ----------------------------
  2006      2005   2004 (A)   2006      2005    2004 (A)    2006      2005      2004
--------  -------  -------- --------  --------  --------  --------  --------  --------
$    277  $   463  $   (42) $  7,441  $    177  $     --  $     57  $     86  $    (50)
     888      349       14    13,753     1,047       239    (3,861)  (19,038)   (7,322)
  10,964    5,140    8,605    47,219    36,791    26,809    19,685    38,925    24,313
--------  -------  -------  --------  --------  --------  --------  --------  --------
  12,129    5,952    8,577    68,413    38,015    27,048    15,881    19,973    16,941
--------  -------  -------  --------  --------  --------  --------  --------  --------
   1,052      840       16        --        --        --     3,845     3,845     3,860
  (3,644)      84   83,585    23,139    (3,298)  684,039    (4,639)  (35,553)   (2,889)
  (2,064)  (3,105)      --   (56,270)  (27,326)  (15,988)   (8,396)   (5,922)   (7,038)
      (5)      (5)      --      (319)     (368)      (31)      (63)      (70)      (76)
--------  -------  -------  --------  --------  --------  --------  --------  --------
  (4,661)  (2,186)  83,601   (33,450)  (30,992)  668,020    (9,253)  (37,700)   (6,143)
--------  -------  -------  --------  --------  --------  --------  --------  --------
   7,468    3,766   92,178    34,963     7,023   695,068     6,628   (17,727)   10,798
  95,944   92,178       --   702,091   695,068        --   255,794   273,521   262,723
--------  -------  -------  --------  --------  --------  --------  --------  --------
$103,412  $95,944  $92,178  $737,054  $702,091  $695,068  $262,422  $255,794  $273,521
========  =======  =======  ========  ========  ========  ========  ========  ========

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004



                                                                                      AIM V.I.                    DWS
                                                                                INTERNATIONAL GROWTH        SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT               SUB-ACCOUNT
                                                                             -------------------------  -----------------------
                                                                               2006     2005     2004    2006    2005     2004
                                                                             -------  -------  -------  ------  ------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   463  $   252  $   215  $  (12) $  (14) $   (13)
  Net realized gain (loss) on investments...................................     592       54     (338)   (381)   (322)  (1,494)
  Change in unrealized appreciation (depreciation) of investments...........  10,240    5,980    7,287     496     495    1,769
                                                                             -------  -------  -------  ------  ------  -------
  Net increase (decrease) in net assets resulting from operations...........  11,295    6,286    7,164     103     159      262
                                                                             -------  -------  -------  ------  ------  -------
From capital transactions:
  Payments received from policy owners......................................      98       98       98      --      --       --
  Transfers between sub-accounts (including fixed account), net.............  (1,489)    (952)  (1,254)   (546)     30     (220)
  Transfers for contract benefits and terminations..........................  (1,045)    (860)      --     (18)     --       --
  Contract maintenance charges..............................................      --       --       --      --      --       --
                                                                             -------  -------  -------  ------  ------  -------
  Net increase (decrease) in net assets resulting from capital transactions.  (2,436)  (1,714)  (1,156)   (564)     30     (220)
                                                                             -------  -------  -------  ------  ------  -------
NET CHANGE IN NET ASSETS....................................................   8,859    4,572    6,008    (461)    189       42
NET ASSETS - BEGINNING OF PERIOD............................................  41,285   36,713   30,705   2,689   2,500    2,458
                                                                             -------  -------  -------  ------  ------  -------
NET ASSETS - END OF PERIOD.................................................. $50,144  $41,285  $36,713  $2,228  $2,689  $ 2,500
                                                                             =======  =======  =======  ======  ======  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006


  The accompanying notes are an integral part of these financial statements.

    DWS GOVERNMENT & AGENCY
       SECURITIES           PUTNAM VT GROWTH AND INCOME      PUTNAM VT VISTA
       SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
    ----------------------  -------------------------   -------------------------
    2006    2005    2004      2006      2005     2004     2006     2005     2004
    ----    ----    ----    -------   -------  -------  -------  -------  -------
    $ 10    $  9    $  3    $   718   $   672  $   548  $  (118) $  (115) $  (108)
     (13)      1       1      3,132     1,119      689       97     (150)    (416)
      14      (5)      2      5,292     1,065    4,351    1,099    2,651    3,813
     ----    ----    ----   -------   -------  -------  -------  -------  -------
      11       5       6      9,142     2,856    5,588    1,078    2,386    3,289
     ----    ----    ----   -------   -------  -------  -------  -------  -------
      99      99      99      4,298     6,588   11,198      882      991    1,110
     (42)    (40)    (38)    (8,418)   (5,333)  (7,465)  (2,533)  (1,659)  (1,877)
      --      --      (2)      (108)       --      (73)     (35)    (668)      (3)
      --      --      --         --        --       --       --       --       --
     ----    ----    ----   -------   -------  -------  -------  -------  -------
      57      59      59     (4,228)    1,255    3,660   (1,686)  (1,336)    (770)
     ----    ----    ----   -------   -------  -------  -------  -------  -------
      68      64      65      4,914     4,111    9,248     (608)   1,050    2,519
     294     230     163     60,579    56,468   47,220   22,067   21,017   18,498
     ----    ----    ----   -------   -------  -------  -------  -------  -------
    $362    $294    $228    $65,493   $60,579  $56,468  $21,459  $22,067  $21,017
     ====    ====    ====   =======   =======  =======  =======  =======  =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                    FOR THE YEARS ENDED 2006, 2005 AND 2004



                                                                                    TEMPLETON                 TEMPELETON
                                                                                GROWTH SECURITIES         FOREIGN SECURITIES
                                                                                   SUB-ACCOUNT               SUB-ACCOUNT
                                                                             -----------------------  -------------------------
                                                                               2006    2005    2004     2006     2005     2004
                                                                             -------  ------  ------  -------  -------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    50  $   54  $   52  $   809  $   483  $   393
  Net realized gain (loss) on investments...................................     949      57      22      414     (108)  (1,126)
  Change in unrealized appreciation (depreciation) of investments...........    (403)    281     552   11,861    4,352    7,687
                                                                             -------  ------  ------  -------  -------  -------
  Net increase (decrease) in net assets resulting from operations...........     596     392     626   13,084    4,727    6,954
                                                                             -------  ------  ------  -------  -------  -------
From capital transactions:
  Payments received from policy owners......................................      --      --      --      434      434      434
  Transfers between sub-accounts (including fixed account), net.............  (2,956)    (29)   (110)  14,545    1,576    2,264
  Transfers for contract benefits and terminations..........................     (79)   (104)    (95)  (1,065)    (558)  (3,537)
  Contract maintenance charges..............................................      (6)     (6)     (6)     (49)     (48)     (50)
                                                                             -------  ------  ------  -------  -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.  (3,041)   (139)   (211)  13,865    1,404     (889)
                                                                             -------  ------  ------  -------  -------  -------
NET CHANGE IN NET ASSETS....................................................  (2,445)    253     415   26,949    6,131    6,065
NET ASSETS - BEGINNING OF PERIOD............................................   4,690   4,437   4,022   50,489   44,358   38,293
                                                                             -------  ------  ------  -------  -------  -------
NET ASSETS - END OF PERIOD.................................................. $ 2,245  $4,690  $4,437  $77,438  $50,489  $44,358
                                                                             =======  ======  ======  =======  =======  =======

--------
(a) For the period May 3, 2004 to December 31, 2004
(b) For the period May 2, 2005 to December 31, 2005
(c) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

              TEMPLETON DEVELOPING MARKET SECURITIES SUB-ACCOUNT
--------------------------------------------------------------------------------
          2006                        2005                        2004
-------------------------   -------------------------   -------------------------
                  $   101                     $   108                     $   145
                    1,035                       1,035                         151
                    2,316                       1,881                       2,160
-------------------------   -------------------------   -------------------------
                    3,452                       3,024                       2,456
-------------------------   -------------------------   -------------------------
                      316                         316                         316
                  (2,154)                     (1,603)                       (698)
                    (105)                        (47)                         (3)
                       --                          --                          --
-------------------------   -------------------------   -------------------------
                  (1,943)                     (1,334)                       (385)
-------------------------   -------------------------   -------------------------
                    1,509                       1,690                       2,071
                   14,095                      12,405                      10,334
-------------------------   -------------------------   -------------------------
                  $15,604                     $14,095                     $12,405
=========================   =========================   =========================

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

MetLife Investors Variable Life Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company ("MLI"), was established by the Board of Directors of MLI on October 23,1991 to support MLI's operations with respect to certain variable life insurance policies ("Policies"). MLI is a wholly owned subsidiary of MetLife, Inc. The Separate Account was registered as a unit investment trust on December 16, 1996 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual separate account for financial reporting purposes. Each Sub-Account invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Met Investors Fund, Metropolitan Fund, AIM Funds, DWS Fund, Putnam Fund and Templeton Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of MLI. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLI's other assets and liabilities. The portion of the Separate Account's assets attributable to the Policies is not chargeable with liabilities arising out of any other business MLI may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

             Lord Abbett Growth and     Legg Mason Value Equity
               Income Sub-Account       Sub-Account
             Lord Abbett Bond           Loomis Sayles Global
               Debenture Sub-Account    Markets Sub-Account
             Lord Abbett Mid-Cap Value  MFS Emerging Markets
               Sub-Account              Equity Sub-Account
             Van Kampen Mid-Cap Growth  Davis Venture Value
               Sub-Account              Sub-Account
             Met/Putnam Capital
               Opportunities            Harris Oakmark Focused
               Sub-Account              Value Sub-Account
             Lazard Mid-Cap Sub-Account Jennison Growth
                                        Sub-Account
             Met/AIM Small Cap Growth   MetLife Stock Index
               Sub-Account              Sub-Account
             Third Avenue Small Cap     BlackRock Money Market
               Value Sub-Account        Sub-Account
             Legg Mason Aggressive      BlackRock Bond Income
               Growth Sub-Account       Sub-Account
             MFS Research
               International            Western Asset Management
               Sub-Account                 Strategic Bond
             T. Rowe Price Mid-Cap         Opportunities
               Growth Sub-Account          Sub-Account **
             Oppenheimer Capital
               Appreciation Sub-Account Western Asset Management
             PIMCO Inflation Protected     U.S. Government
               Bond Sub-Account            Sub-Account
             RCM Global Technology      T. Rowe Price Small Cap
               Sub-Account              Growth Sub-Account
             PIMCO Total Return         T. Rowe Price Large Cap
               Sub-Account              Growth Sub-Account
             Harris Oakmark
               International            Capital Guardian U.S.
               Sub-Account              Equity Sub-Account
             Neuberger Berman Real      AIM V.I. Capital
               Estate Sub-Account       Appreciation Sub-Account
             Turner Mid-Cap Growth      AIM V.I. International
               Sub-Account              Growth Sub-Accont
             Goldman Sachs Mid-Cap      DWS Small Cap Growth
               Value Sub-Account        Sub-Account
             MetLife Defensive          DWS Government & Agency
               Strategy Sub-Account**   Securities Sub-Account
             MetLife Moderate Strategy  Putnam VT Growth and
               Sub-Account              Income Sub-Account
             MetLife Balanced Strategy  Putnam VT Vista
               Sub-Account              Sub-Account
             MetLife Growth Strategy    Templeton Growth
               Sub-Account              Securities Sub-Account
             MetLife Aggressive         Templeton Foreign
               Strategy Sub-Account     Securities Sub-Account
             Van Kampen Comstock        Templeton Developing
             Sub-Account                Markets Securities
                                        Sub-Account
--------
** These Sub-Accounts had no net assets as of December 31, 2006.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

The operations of the Sub-Accounts changed as follows during the years ended 2006, 2005 and 2004:

For the year ended December 31, 2006:

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Salomon Brothers U.S.      Western Asset Management
              Government Sub-Account    U.S. Government
                                        Sub-Account
             Salomon Brothers           Western Asset Management
              Strategic Bond            Strategic Bond
              Opportunities Sub-Account Opportunities Sub-Account
             Scudder Government &
              Agency Securities         DWS Government & Agency
              Sub-Account               Securities Sub-Account
             Scudder Small Cap Growth   DWS Small Cap Growth
              Sub-Account               Sub-Account
             Lord Abbett Growth         Van Kampen Mid-Cap Growth
              Opportunities Sub-Account Sub-Account
             Janus Aggressive Growth    Legg Mason Aggressive
              Sub-Account               Growth Sub-Account

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
              Portfolio                 Portfolio

ADDITIONS:

             Loomis Sayles Global
              Markets Sub-Account
             MFS Emerging Markets
              Equity Sub-Account
             Legg Mason Value Equity
              Sub-Account

For the year ended December 31, 2005:

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             PIMCO PEA Innovation       RCM Global Technology
              Sub-Account               Sub-Account
             State Street Research      BlackRock Money Market
              Money Market Sub-Account  Sub-Account
             State Street Research      BlackRock Bond Income
              Bond Income Sub-Account   Sub-Account
             Met/AIM Mid-Cap Core
              Equity Sub-Account        Lazard Mid-Cap Sub-Account

ADDITIONS:

             MetLife Defensive
              Strategy Sub-Account
             MetLife Moderate Strategy
              Sub-Account
             MetLife Balanced Strategy
              Sub-Account
             MetLife Growth Strategy
              Sub-Account
             MetLife Aggressive
              Strategy Sub-Account
             Van Kampen ComStock
              Sub-Account
             Salomon Brothers U.S.
              Government Sub-Account

For the year ended December 31, 2004:

ADDITIONS:

             Neuberger Berman Real
              Estate Sub-Account
             Turner Mid-Cap Growth
              Sub-Account
             State Street Research
              Bond Income Sub-Account
             Salomon Brothers
              Strategic Bond
              Opportunities Sub-Account
             T. Rowe Price Small Cap
              Growth Sub-Account
             T. Rowe Price Large Cap
              Growth Sub-Account
             Capital Guardian U.S.
              Equity Sub-Account
             Goldman Sachs Mid-Cap
              Value Sub-Account

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the statement of operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of MLI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, MLI does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. MLI will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Policies.

    D. NET PREMIUMS

       MLI deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, MLI also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain Policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. PREMIUM PAYMENTS

       Premium payments by MLI are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. RECLASSIFICATIONS

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


3.  EXPENSES & RELATED PARTY TRANSACTIONS

   For flexible premium variable universal life policies (FPVL), MLI deducts a daily charge from the net assets of the Separate Account Sub-Accounts for the assumption of mortality and expense risks. The maximum daily charge, on an annual basis, is equal to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.35% thereafter. The mortality risk assumed by MLI is that the insureds, as a group, may not live as long as expected. The expense risk assumed is that actual expenses may be greater than those assumed. These charges result in the reduction of unit values.

   There are policy charges and fees associated with the Policies that MLI deducts from the policy cash value and that reduce the return on investment. Policy charges and fees may vary among the FPVL and single premium variable life policies (SPVL) issued by MLI. These charges result in the redemption of units.

   The policy charges for SPVL Policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy cash value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLI deducts a deferred premium tax charge on premiums surrendered during the first 10 years. MLI charges a $30 annual policy maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer cash value between the available Separate Account Sub-Accounts. MLI deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. Mortality and expense risk charges result in the reduction of unit values and administrative, tax and cost of insurance charges result in the redemption of units.

   The policy charges for FPVL Policies include selection and issue expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy cash value on a monthly basis. MLI deducts a sales charge and a tax charge from each premium payment. In addition, MLI will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw cash value between the available Separate Account Sub-Accounts and the General Account. MLI deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. These charges result in the redemption of units.

   For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 for each Sub-Account were as follows:

                                                        PURCHASES    SALES
                                                       ----------- ----------
  Lord Abbett Growth and Income Sub-Account........... $ 1,023,141 $1,054,904
  Lord Abbett Bond Debenture Sub-Account..............     378,207    254,536
  Lord Abbett Mid-Cap Value Sub-Account...............      70,370    118,813
  Van Kampen Mid-Cap Growth Sub-Account...............      26,441     27,821
  Met/Putnam Capital Opportunities Sub-Account........      32,288     41,586
  Lazard Mid-Cap Sub-Account..........................     272,736    112,611
  Met/AIM Small Cap Growth Sub-Account................     196,792    208,048
  Third Avenue Small Cap Value Sub-Account............     443,642    454,259
  Legg Mason Aggressive Growth Sub-Account............     152,458    192,812
  MFS Research International Sub-Account..............     480,816    313,095
  T. Rowe Price Mid-Cap Growth Sub-Account............     190,603    252,165
  Oppenheimer Capital Appreciation Sub-Account........     343,881    216,446
  PIMCO Inflation Protected Bond Sub-Account..........     418,867    217,442
  RCM Global Technology Sub-Account...................      60,096     12,026
  PIMCO Total Return Sub-Account......................     503,920    322,508
  Harris Oakmark International Sub-Account............     487,623    336,635
  Neuberger Berman Real Estate Sub-Account............     224,235    141,181
  Turner Mid-Cap Growth Sub-Account...................     254,355     72,131
  Goldman Sachs Mid-Cap Value Sub-Account.............     376,352    131,976
  MetLife Moderate Strategy Sub-Account...............     561,613     32,610
  MetLife Balanced Strategy Sub-Account...............     293,598     25,431
  MetLife Growth Strategy Sub-Account.................     644,376     57,363
  MetLife Aggressive Strategy Sub-Account.............     172,116     56,138
  Van Kampen Comstock Sub-Account.....................     292,806     16,399
  Legg Mason Value Equity Sub-Account (d).............     117,935        289
  MFS Emerging Markets Equity Sub-Account (d).........       8,004         53
  Loomis Sayles Global Markets Sub-Account (d)........       1,019         13
  Davis Venture Value Sub-Account.....................     751,292    470,339
  Harris Oakmark Focused Value Sub-Account............     484,406    396,493
  Jennison Growth Sub-Account.........................     465,835    181,209
  MetLife Stock Index Sub-Account.....................     225,279    385,906
  BlackRock Money Market Sub-Account..................   2,708,447  1,972,978
  BlackRock Bond Income Sub-Account...................       1,866      8,267
  Western Asset Management U.S. Government Sub-Account         599        106
  T. Rowe Price Small Cap Growth Sub-Account..........         230      8,829
  T. Rowe Price Large Cap Growth Sub-Account..........       1,080      5,463
  Capital Guardian U.S. Equity Sub-Account............      39,921     57,966
  AIM V.I. Capital Appreciation Sub-Account...........       4,039     13,234
  AIM V.I. International Growth Sub-Account...........         510      2,484
  DWS Small Cap Growth Sub-Account....................          --        565
  DWS Government & Agency Securities Sub-Account......          68          1
  Putnam VT Growth and Income Sub-Account.............       7,034      9,097
  Putnam VT Vista Sub-Account.........................         645      2,424
  Templeton Growth Securities Sub-Account.............         210      3,077
  Templeton Foreign Securities Sub-Account............      19,942      5,188
  Templeton Developing Markets Securities Sub-Account.         436      2,190
                                                       ----------- ----------
  TOTAL............................................... $12,740,129 $8,195,107
                                                       =========== ==========

--------
(d) For the period May 1, 2006 to December 31, 2006

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                    LORD ABBETT     LORD ABBETT    LORD ABBETT    VAN KAMPEN
                                 GROWTH AND INCOME BOND DEBENTURE MID-CAP VALUE MID-CAP GROWTH
                                    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                 ----------------- -------------- ------------- --------------
Outstanding at December 31, 2005      403,608          99,538        23,872         24,181
Activity during 2006:
  Issued........................       30,981          21,053           882            314
  Redeemed......................      (69,632)        (18,325)       (4,756)        (1,818)
                                      -------         -------        ------         ------
Outstanding at December 31, 2006      364,957         102,266        19,998         22,677
                                      =======         =======        ======         ======
Outstanding at December 31, 2004      374,152          79,363        23,728         24,706
Activity during 2005:
  Issued........................       62,673          32,887         1,607            401
  Redeemed......................      (33,217)        (12,712)       (1,463)          (926)
                                      -------         -------        ------         ------
Outstanding at December 31, 2005      403,608          99,538        23,872         24,181
                                      =======         =======        ======         ======
Outstanding at December 31, 2003      315,011          55,051        27,044         25,959
Activity during 2004:
  Issued........................       93,452          31,173           560          1,524
  Redeemed......................      (34,311)         (6,861)       (3,876)        (2,777)
                                      -------         -------        ------         ------
Outstanding at December 31, 2004      374,152          79,363        23,728         24,706
                                      =======         =======        ======         ======

--------
(d) For the Period May 1, 2006 to December 31, 2006

     MET/PUTNAM         LAZARD        MET/AIM       THIRD AVENUE      LEGG MASON              MFS           T. ROWE PRICE
CAPITAL OPPORTUNITIES   MID-CAP   SMALL CAP GROWTH SMALL-CAP VALUE AGGRESSIVE GROWTH RESEARCH INTERNATIONAL MID-CAP GROWTH
     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
--------------------- ----------- ---------------- --------------- ----------------- ---------------------- --------------
       16,652           43,117         42,691           59,609           43,733              74,934            111,251
           13           13,243          9,531           15,795           10,486              19,180             12,905
       (2,744)          (7,677)       (16,931)         (21,137)         (17,268)            (16,794)           (21,449)
       ------           ------        -------          -------          -------             -------            -------
       13,921           48,683         35,291           54,267           36,951              77,320            102,707
       ======           ======        =======          =======          =======             =======            =======
       17,300           33,406         33,675           39,553           38,740              52,314             99,628
           15           19,490         13,580           28,500            9,165              29,053             27,789
         (663)          (9,779)        (4,564)          (8,444)          (4,172)             (6,433)           (16,166)
       ------           ------        -------          -------          -------             -------            -------
       16,652           43,117         42,691           59,609           43,733              74,934            111,251
       ======           ======        =======          =======          =======             =======            =======
       19,343           15,328         19,953           14,552           20,487              38,004             30,682
           18           21,555         28,645           43,179           22,465              19,769             84,955
       (2,061)          (3,477)       (14,923)         (18,178)          (4,212)             (5,459)           (16,009)
       ------           ------        -------          -------          -------             -------            -------
       17,300           33,406         33,675           39,553           38,740              52,314             99,628
       ======           ======        =======          =======          =======             =======            =======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                     OPPENHEIMER               PIMCO                  RCM           PIMCO
                                 CAPITAL APPRECIATION INFLATION PROTECTED BOND GLOBAL TECHNOLOGY TOTAL RETURN
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT    SUB-ACCOUNT
                                 -------------------- ------------------------ ----------------- ------------
Outstanding at December 31, 2005       113,701                 77,790                9,458         157,670
Activity during 2006:
  Issued........................        29,763                 30,061                7,236          37,809
  Redeemed......................       (18,593)               (18,723)              (1,431)        (26,782)
                                       -------                -------               ------         -------
Outstanding at December 31, 2006       124,871                 89,128               15,263         168,697
                                       =======                =======               ======         =======
Outstanding at December 31, 2004        67,033                 44,945                6,807         111,334
Activity during 2005:
  Issued........................        55,356                 39,626                7,536          59,671
  Redeemed......................        (8,688)                (6,781)              (4,885)        (13,335)
                                       -------                -------               ------         -------
Outstanding at December 31, 2005       113,701                 77,790                9,458         157,670
                                       =======                =======               ======         =======
Outstanding at December 31, 2003        12,228                  7,661                2,768          39,959
Activity during 2004:
  Issued........................        76,751                 48,750                4,813          99,881
  Redeemed......................       (21,946)               (11,466)                (774)        (28,506)
                                       -------                -------               ------         -------
Outstanding at December 31, 2004        67,033                 44,945                6,807         111,334
                                       =======                =======               ======         =======

--------
(d) For the Period May 1, 2006 to December 31, 2006

HARRIS OAKMARK NEUBERGER BERMAN     TURNER     GOLDMAN SACH       METLIFE           METLIFE          METLIFE
INTERNATIONAL    REAL ESTATE    MID-CAP GROWTH MID-CAP VALUE MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY
 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
-------------- ---------------- -------------- ------------- ----------------- ----------------- ---------------
    83,473          18,263          12,834        25,636           2,621               928            7,731
    19,868          12,185          19,674        26,918           5,053             2,543            5,199
   (19,104)         (8,450)         (5,403)       (9,134)           (262)             (206)            (431)
   -------          ------          ------        ------           -----             -----           ------
    84,237          21,998          27,105        43,420           7,412             3,265           12,499
   =======          ======          ======        ======           =====             =====           ======
    56,702           1,458             616         3,989              --                --               --
    41,287          21,618          13,082        29,432           2,651               997            7,773
   (14,516)         (4,813)           (864)       (7,785)            (30)              (69)             (42)
   -------          ------          ------        ------           -----             -----           ------
    83,473          18,263          12,834        25,636           2,621               928            7,731
   =======          ======          ======        ======           =====             =====           ======
    20,126              --              --            --              --                --               --
    47,411           1,481             622         4,001              --                --               --
   (10,835)            (23)             (6)          (12)             --                --               --
   -------          ------          ------        ------           -----             -----           ------
    56,702           1,458             616         3,989              --                --               --
   =======          ======          ======        ======           =====             =====           ======

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                       METLIFE       VAN KAMPEN    LEGG MASON              MFS
                                 AGGRESSIVE STRATEGY  COMSTOCK    VALUE EQUITY   EMERGING MARKETS EQUITY
                                     SUB-ACCOUNT     SUB-ACCOUNT SUB-ACCOUNT (D)     SUB-ACCOUNT (D)
                                 ------------------- ----------- --------------- -----------------------
Outstanding at December 31, 2005          579             398            --                 --
Activity during 2006:
  Issued........................        1,356           2,674        10,347                830
  Redeemed......................         (442)           (141)          (23)                (5)
                                        -----           -----        ------                ---
Outstanding at December 31, 2006        1,493           2,931        10,324                825
                                        =====           =====        ======                ===
Outstanding at December 31, 2004           --              --            --                 --
Activity during 2005:
  Issued........................          589             403            --                 --
  Redeemed......................          (10)             (5)           --                 --
                                        -----           -----        ------                ---
Outstanding at December 31, 2005          579             398            --                 --
                                        =====           =====        ======                ===
Outstanding at December 31, 2003           --              --            --                 --
Activity during 2004:
Issued..........................           --              --            --                 --
Redeemed........................           --              --            --                 --
                                        -----           -----        ------                ---
Outstanding at December 31, 2004           --              --            --                 --
                                        =====           =====        ======                ===

--------
(d) For the Period May 1, 2006 to December 31, 2006

 LOOMIS SAYLES  DAVIS VENTURE HARRIS OAKMARK  JENNISON     METLIFE    BLACKROCK    BLACKROCK
GLOBAL MARKETS      VALUE     FOCUSED VALUE    GROWTH    STOCK INDEX MONEY MARKET BOND INCOME
SUB-ACCOUNT (D)  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
--------------- ------------- -------------- ----------- ----------- ------------ -----------
       --          177,299       106,909        43,314      89,780      125,819       677
      100           51,524        22,514        30,178      14,155      233,569        --
       (1)         (32,134)      (27,430)      (11,621)    (31,469)    (177,226)     (141)
      ---          -------       -------       -------     -------     --------      ----
       99          196,689       101,993        61,871      72,466      182,162       536
      ===          =======       =======       =======     =======     ========      ====
       --          114,542        88,930        31,001      81,667        3,515       674
       --           87,648        26,716        16,907      33,961      272,221       115
       --          (24,891)       (8,737)       (4,594)    (25,848)    (149,917)     (112)
      ---          -------       -------       -------     -------     --------      ----
       --          177,299       106,909        43,314      89,780      125,819       677
      ===          =======       =======       =======     =======     ========      ====
       --           45,325        32,266        19,894      59,930       18,275        --
       --           82,960        89,686        14,634      53,704          772       725
       --          (13,743)      (33,022)       (3,527)    (31,967)     (15,532)      (51)
      ---          -------       -------       -------     -------     --------      ----
       --          114,542        88,930        31,001      81,667        3,515       674
      ===          =======       =======       =======     =======     ========      ====

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                 WESTERN ASSET MANAGEMENT  T. ROWE PRICE    T. ROWE PRICE   CAPITAL GUARDIAN
                                     U.S. GOVERNMENT      SMALL CAP GROWTH LARGE CAP GROWTH   U.S. EQUITY
                                       SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                 ------------------------ ---------------- ---------------- ----------------
Outstanding at December 31, 2005            --                  6,135           6,776            5,582
Activity during 2006:
  Issued........................             4                     15              63              290
  Redeemed......................            (1)                  (531)           (384)            (550)
                                            --                 ------           -----            -----
Outstanding at December 31, 2006             3                  5,619           6,455            5,322
                                            ==                 ======           =====            =====
Outstanding at December 31, 2004            --                  6,086           6,937            5,845
Activity during 2005:
  Issued........................            --                    243             125               17
  Redeemed......................            --                   (194)           (286)            (280)
                                            --                 ------           -----            -----
Outstanding at December 31, 2005            --                  6,135           6,776            5,582
                                            ==                 ======           =====            =====
Outstanding at December 31, 2003            --                     --              --               --
Activity during 2004:
  Issued........................            --                  8,095           7,540            5,983
  Redeemed......................            --                 (2,009)           (603)            (138)
                                            --                 ------           -----            -----
Outstanding at December 31, 2004            --                  6,086           6,937            5,845
                                            ==                 ======           =====            =====

--------
(d) For the Period May 1, 2006 to December 31, 2006

      AIM V.I.             AIM V.I.             DWS                     DWS                   PUTNAM VT      PUTNAM VT
CAPITAL APPRECIATION INTERNATIONAL GROWTH SMALL CAP GROWTH GOVERNMENT & AGENCY SECURITIES GROWTH AND INCOME    VISTA
    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT    SUB-ACCOUNT
-------------------- -------------------- ---------------- ------------------------------ ----------------- -----------
       24,393               4,238                438                     22                     5,012          3,275
          584                   4                 --                      4                       371             94
       (1,296)               (228)               (90)                    --                      (694)          (340)
       ------               -----               ----                     --                     -----          -----
       23,681               4,014                348                     26                     4,689          3,029
       ======               =====               ====                     ==                     =====          =====
       28,150               4,444                433                     18                     4,902          3,490
          651                   7                 75                      4                       733            226
       (4,408)               (213)               (70)                    --                      (623)          (441)
       ------               -----               ----                     --                     -----          -----
       24,393               4,238                438                     22                     5,012          3,275
       ======               =====               ====                     ==                     =====          =====
       28,682               4,608                471                     13                     4,540          3,632
        1,576                 167                270                      5                     1,201            156
       (2,108)               (331)              (308)                    --                      (839)          (298)
       ------               -----               ----                     --                     -----          -----
       28,150               4,444                433                     18                     4,902          3,490
       ======               =====               ====                     ==                     =====          =====

    TEMPLETON
GROWTH SECURITIES
   SUB-ACCOUNT
-----------------
       292
         1
      (179)
      ----
       114
      ====
       301
        10
       (19)
      ----
       292
      ====
       317
         3
       (19)
      ----
       301
      ====

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


5.  CHANGES IN OUTSTANDING UNITS -- (CONCLUDED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                     TEMPLETON                TEMPLETON
                                 FOREIGN SECURITIES DEVELOPING MARKETS SECURITIES
                                    SUB-ACCOUNT              SUB-ACCOUNT
                                 ------------------ -----------------------------
Outstanding at December 31, 2005       4,105                     796
Activity during 2006:
  Issued........................       1,925                       8
  Redeemed......................        (895)                   (114)
                                       -----                    ----
Outstanding at December 31, 2006       5,135                     690
                                       =====                    ====
Outstanding at December 31, 2004       3,967                     890
Activity during 2005:
  Issued........................         488                      69
  Redeemed......................        (350)                   (163)
                                       -----                    ----
Outstanding at December 31, 2005       4,105                     796
                                       =====                    ====
Outstanding at December 31, 2003       4,045                     921
Activity during 2004:
  Issued........................         458                      23
  Redeemed......................        (536)                    (54)
                                       -----                    ----
Outstanding at December 31, 2004       3,967                     890
                                       =====                    ====

--------
(d) For the Period May 1, 2006 to December 31, 2006

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   LORD ABBETT       LORD ABBETT      LORD ABBETT       VAN KAMPEN
                                                GROWTH AND INCOME   BOND DEBENTURE   MID-CAP VALUE    MID-CAP GROWTH
                                                   SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                ------------------ ---------------- ---------------- ----------------
2006
Units..........................................            364,957          102,266           19,998           22,677
Unit Fair Value, Lowest to Highest (1).........   $15.40 to $20.00 $14.39 to $15.96 $24.28 to $29.10  $9.52 to $16.76
Net Assets.....................................         $6,519,203       $1,510,067         $577,936         $369,750
Investment Income Ratio to Net Assets (2)......              1.83%            6.87%            0.72%            0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%    0.55% , 0.00%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............   17.38% to 18.03%   8.76% to 9.35% 11.88% to 12.49%   8.05% to 8.65%
2005
Units..........................................            403,608           99,538           23,872           24,181
Unit Fair Value, Lowest to Highest (1).........   $13.12 to $16.94 $13.23 to $14.60 $21.71 to $25.86  $8.81 to $15.43
Net Assets.....................................         $6,133,194       $1,357,996         $613,700         $363,030
Investment Income Ratio to Net Assets (2)......              1.16%            4.93%            0.60%            0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%     0.55%, 0.00%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............     3.08% to 3.66%   1.22% to 1.84%   7.71% to 8.26%   4.41% to 4.74%
2004
Units..........................................            374,152           79,363           23,728           24,706
Unit Fair Value, Lowest to Highest (1).........   $12.73 to $16.34 $13.07 to $14.34 $20.16 to $23.89  $8.46 to $14.73
Net Assets.....................................         $5,578,609       $1,075,089         $563,312         $354,818
Investment Income Ratio to Net Assets (2)......              0.52%            4.10%            0.47%            0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%     0.55%, 0.00%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............   12.30% to 12.92%   7.84% to 8.43% 24.14% to 24.82% 12.14% to 12.76%
2003
Units..........................................            315,011           55,051           27,044           25,959
Unit Fair Value, Lowest to Highest (1).........   $11.33 to $14.47 $12.12 to $13.22 $16.24 to $19.14  $7.55 to $13.06
Net Assets.....................................         $4,309,034         $700,437         $514,672         $330,775
Investment Income Ratio to Net Assets (2)......              0.96%            2.15%            0.69%            0.00%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%            0.55%     0.55%, 0.00%
Total Return, Lowest to Highest (4)............   30.34% to 31.06% 18.86% to 19.52% 25.47% to 26.16% 30.16% to 30.65%
2002
Units..........................................            200,058           33,228           27,866               --
Unit Fair Value, Lowest to Highest (1).........    $8.70 to $11.04 $10.20 to $11.06 $12.94 to $15.17              $--
Net Assets.....................................         $2,196,270         $366,012         $420,053              $--
Investment Income Ratio to Net Assets (2)......              0.92%            8.76%            0.44%               --
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%     0.55%, 0.00%            0.55%               --
Total Return, Lowest to Highest (4)............ -18.40% to -17.95% -0.94% to -0.39% -9.81% to -9.31%               --

--------
(1) MLI sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(d) For the period May 1, 2006 to December 31, 2006.

     MET/PUTNAM         LAZARD        MET/AIM       THIRD AVENUE      LEGG MASON              MFS           T. ROWE PRICE
CAPITAL OPPORTUNITIES   MID-CAP   SMALL CAP GROWTH SMALL-CAP VALUE AGGRESSIVE GROWTH RESEARCH INTERNATIONAL MID CAP GROWTH
     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
--------------------- ----------- ---------------- --------------- ----------------- ---------------------- --------------
             13,921      48,683         35,291           54,267          36,951                   77,320         102,707
   $12.43 to $16.04      $15.74         $13.43           $23.15          $11.46         $21.08 to $23.79          $11.91
           $223,212    $766,376       $474,012       $1,256,137        $423,640               $1,651,874      $1,222,827
              0.11%       0.54%          0.00%            0.70%           0.00%                    1.87%           0.00%
       0.55%, 0.00%       0.55%          0.55%            0.55%           0.55%             0.55%, 0.00%           0.55%
   14.26% to 14.88%      14.25%         13.29%           12.76%          -2.14%         26.27% to 26.91%           5.98%
             16,652      43,117         42,691           59,609          43,733                   74,934         111,251
   $10.88 to $13.96      $13.78         $11.86           $20.53          $11.72         $16.70 to $18.74          $11.23
           $232,430    $594,110       $506,141       $1,223,623        $512,345               $1,272,070      $1,249,798
              0.30%       0.38%          0.00%            0.00%           0.00%                    0.64%           0.00%
       0.55%, 0.00%       0.55%          0.55%            0.55%           0.55%             0.55%, 0.00%           0.55%
    9.52% to 10.07%       7.82%          8.03%           15.20%          13.27%         16.18% to 16.74%          14.20%
             17,300      33,406         33,675           39,553          38,740                   52,314          99,628
    $9.93 to $12.68      $12.78         $10.98           $17.82          $10.35         $14.37 to $16.05           $9.83
           $219,377    $426,967       $369,683         $704,903        $400,849                 $770,998        $979,709
              0.00%       0.00%          0.00%            2.17%           0.00%                    0.27%           0.00%
       0.55%, 0.00%       0.55%          0.55%            0.55%           0.55%             0.55%, 0.00%           0.55%
   17.89% to 18.54%      13.97%          6.15%           26.11%           8.22%         19.06% to 19.72%          17.50%
             19,343      15,328         19,953           14,552          20,487                   38,004          30,682
    $8.43 to $10.70      $11.21         $10.34           $14.13           $9.56         $12.07 to $13.41           $8.37
           $206,927    $171,892       $206,366         $205,643        $195,882                 $475,952        $256,772
              0.00%       0.13%          0.00%            0.89%           0.00%                    1.01%           0.00%
       0.55%, 0.00%       0.55%          0.55%            0.55%           0.55%             0.55%, 0.00%           0.55%
   28.02% to 28.73%      25.73%         38.31%           40.76%          30.20%         31.47% to 34.08%          36.37%
             20,516         165            321               65             180                    1,733             315
     $6.58 to $8.31       $8.92          $7.48           $10.04           $7.34                    $9.18           $6.14
           $170,485      $1,468         $2,399             $655          $1,322                  $15,914          $1,935
              0.09%       0.18%          0.00%            0.31%           0.16%                    0.64%           0.00%
       0.55%, 0.00%       0.55%          0.55%            0.55%           0.55%                    0.55%           0.55%
 -21.48% to -21.05%     -10.80%        -25.23%            0.40%         -26.56%                   -8.18%         -38.63%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUE -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    OPPENHEIMER               PIMCO                  RCM             PIMCO
                                                CAPITAL APPRECIATION INFLATION PROTECTED BOND GLOBAL TECHNOLOGY   TOTAL RETURN
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT
                                                -------------------- ------------------------ ----------------- ----------------
2006
Units..........................................         124,871                 89,128              15,263               168,697
Unit Fair Value, Lowest to Highest (1).........          $12.05                 $11.55               $8.50      $12.48 to $13.85
Net Assets.....................................      $1,504,919             $1,029,554            $129,702            $2,136,511
Investment Income Ratio to Net Assets (2)......           0.33%                  4.38%               0.00%                 2.83%
Expenses as a Percent of Average Net Assets (3)           0.55%                  0.55%               0.55%          0.55%, 0.00%
Total Return, Lowest to Highest (4)............           7.22%                  0.10%               4.90%        4.23% to 4.80%
2005
Units..........................................         113,701                 77,790               9,458               157,670
Unit Fair Value, Lowest to Highest (1).........          $11.24                 $11.54               $8.10      $11.97 to $13.21
Net Assets.....................................      $1,277,980               $897,702             $76,620            $1,917,186
Investment Income Ratio to Net Assets (2)......           0.08%                  0.00%               0.00%                 0.06%
Expenses as a Percent of Average Net Assets (3)           0.55%                  0.55%               0.55%          0.55%, 0.00%
Total Return, Lowest to Highest (4)............           4.42%                  0.92%              10.73%        1.89% to 2.43%
2004
Units..........................................          67,033                 44,945               6,807               111,334
Unit Fair Value, Lowest to Highest (1).........          $10.76                 $11.43               $7.31      $11.75 to $12.90
Net Assets.....................................        $721,547               $513,915             $49,791            $1,335,995
Investment Income Ratio to Net Assets (2)......           3.80%                 11.68%               0.11%                 8.12%
Expenses as a Percent of Average Net Assets (3)           0.55%                  0.55%               0.55%          0.55%, 0.00%
Total Return, Lowest to Highest (4)............           6.11%                  8.83%              -4.80%        4.67% to 5.25%
2003
Units..........................................          12,228                  7,661               2,768                39,959
Unit Fair Value, Lowest to Highest (1).........          $10.14                 $10.51               $7.68                $11.22
Net Assets.....................................        $124,036                $80,490             $21,270              $448,474
Investment Income Ratio to Net Assets (2)......           0.00%                  1.76%               0.00%                 2.08%
Expenses as a Percent of Average Net Assets (3)           0.55%                  0.55%               0.55%                 0.55%
Total Return, Lowest to Highest (4)............          28.04%                  5.07%              56.98%                  3.95
2002
Units..........................................             743                     --                 114                 2,619
Unit Fair Value, Lowest to Highest (1).........           $7.92                    $--               $4.89                $10.80
Net Assets.....................................          $5,885                    $--                $559               $28,269
Investment Income Ratio to Net Assets (2)......           0.19%                     --               0.00%                 0.00%
Expenses as a Percent of Average Net Assets (3)           0.55%                     --               0.55%                 0.55%
Total Return, Lowest to Highest (4)............         -20.78%                     --             -51.05%               -14.90%

--------
(1) MLI sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(d) For the period May 1, 2006 to December 31, 2006.

HARRIS OAKMARK NEUBERGER BERMAN      TURNER       GOLDMAN SACHS        METLIFE           METLIFE          METLIFE
INTERNATIONAL    REAL ESTATE     MID-CAP GROWTH   MID-CAP VALUE   MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY
 SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
-------------- ---------------- ---------------- ---------------- ----------------- ----------------- ---------------
      84,237         21,998               27,105           43,420        7,412             3,265            12,499
      $20.14         $20.03     $13.13 to $13.32 $15.60 to $15.83      $118.89           $124.20           $130.91
  $1,696,246       $440,610             $355,893         $677,206     $881,275          $405,506        $1,636,259
       2.74%          1.14%                0.00%            0.00%        0.10%             0.14%             0.15%
       0.55%          0.55%         0.55%, 0.00%     0.55%, 0.00%        0.55%             0.55%             0.55%
      28.50%         37.14%       5.72% to 6.30% 15.39% to 16.02%       10.01%            11.74%            13.42%
      83,473         18,263               12,834           25,636        2,621               928             7,731
      $15.67         $14.61     $12.42 to $12.53 $13.52 to $13.64      $108.07           $111.15           $115.42
  $1,308,123       $266,738             $159,397         $346,511     $283,308          $103,149          $892,306
       0.14%          0.00%                0.00%            1.16%        0.00%             2.84%             2.89%
       0.55%          0.55%         0.55%, 0.00%     0.55%, 0.00%        0.55%             0.55%             0.55%
      13.85%         13.02%     11.01% to 11.58% 12.17% to 12.75%        7.55%             9.49%            12.34%
      56,702          1,458                  616            3,989           --                --                --
      $13.76         $12.93     $11.19 to $11.23 $12.05 to $12.10          $--               $--               $--
    $780,438        $18,841               $6,890          $48,081          $--               $--               $--
       0.04%         14.18%                0.00%            6.27%           --                --                --
       0.55%          0.55%         0.55%, 0.00%     0.55%, 0.00%           --                --                --
      20.14%         29.27%     11.89% to 11.30% 20.53% to 20.98%           --                --                --
      20,126             --                   --               --           --                --                --
      $11.46            $--                  $--              $--          $--               $--               $--
    $230,567            $--                  $--              $--          $--               $--               $--
       2.25%             --                   --               --           --                --                --
       0.55%             --                   --               --           --                --                --
      34.63%             --                   --               --           --                --                --
         163             --                   --               --           --                --                --
       $8.51            $--                  $--              $--          $--               $--               $--
      $1,385            $--                  $--              $--          $--               $--               $--
       0.36%             --                   --               --           --                --                --
       0.55%             --                   --               --           --                --                --
     -14.90%             --                   --               --           --                --                --

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                      METLIFE       VAN KAMPEN    LEGG MASON              MFS
                                                AGGRESSIVE STRATEGY  COMSTOCK    VALUE EQUITY   EMERGING MARKETS EQUITY
                                                    SUB-ACCOUNT     SUB-ACCOUNT SUB-ACCOUNT (D)     SUB-ACCOUNT (D)
                                                ------------------- ----------- --------------- -----------------------
2006
Units..........................................         1,493           2,931        10,324                825
Unit Fair Value, Lowest to Highest (1).........       $133.67         $122.12        $11.31             $10.56
Net Assets.....................................      $199,527        $357,890      $116,712             $8,711
Investment Income Ratio to Net Assets (2)......         0.18%           0.01%         0.54%              0.94%
Expenses as a Percent of Average Net Assets (3)         0.55%           0.55%         0.55%              0.55%
Total Return, Lowest to Highest (4)............        13.48%          15.70%         6.25%              5.65%
2005
Units..........................................           579             398            --                 --
Unit Fair Value, Lowest to Highest (1).........       $117.80         $105.54           $--                $--
Net Assets.....................................       $68,220         $42,002           $--                $--
Investment Income Ratio to Net Assets (2)......         2.73%           2.33%            --                 --
Expenses as a Percent of Average Net Assets (3)         0.55%           0.55%            --                 --
Total Return, Lowest to Highest (4)............        14.26%           5.54%            --                 --
2004
Units..........................................            --              --            --                 --
Unit Fair Value, Lowest to Highest (1).........           $--             $--           $--                $--
Net Assets.....................................           $--             $--           $--                $--
Investment Income Ratio to Net Assets (2)......            --              --            --                 --
Expenses as a Percent of Average Net Assets (3)            --              --            --                 --
Total Return, Lowest to Highest (4)............            --              --            --                 --
2003
Units..........................................            --              --            --                 --
Unit Fair Value, Lowest to Highest (1).........           $--             $--           $--                $--
Net Assets.....................................           $--             $--           $--                $--
Investment Income Ratio to Net Assets (2)......            --              --            --                 --
Expenses as a Percent of Average Net Assets (3)            --              --            --                 --
Total Return, Lowest to Highest (4)............            --              --            --                 --
2002
Units..........................................            --              --            --                 --
Unit Fair Value, Lowest to Highest (1).........           $--             $--           $--                $--
Net Assets.....................................           $--             $--           $--                $--
Investment Income Ratio to Net Assets (2)......            --              --            --                 --
Expenses as a Percent of Average Net Assets (3)            --              --            --                 --
Total Return, Lowest to Highest (4)............            --              --            --                 --

--------
(1) MLI sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(d) For the period May 1, 2006 to December 31, 2006.

 LOOMIS SAYLES      DAVIS     HARRIS OAKMARK  JENNISON     METLIFE      BLACKROCK      BLACKROCK
GLOBAL MARKETS  VENTURE VALUE    FOCUSED       GROWTH    STOCK INDEX   MONEY MARKET   BOND INCOME
SUB-ACCOUNT (D)  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
--------------- ------------- -------------- ----------- ----------- ---------------- -----------
        99          196,689        101,993      61,871       72,466           182,162       536
    $10.43           $15.72         $15.85      $15.77       $13.23  $10.95 to $11.96    $59.94
    $1,030       $3,091,839     $1,616,265    $975,894     $958,978        $2,174,748   $32,042
     1.02%            0.84%          0.32%       0.00%        2.13%             4.85%     5.65%
     0.55%            0.55%          0.55%       0.55%        0.55%      0.55%, 0.00%     0.55%
     4.27%           13.95%         11.84%       2.19%       14.83%    4.24% to 4.81%     3.84%
        --          177,299        106,909      43,314       89,780           125,819       677
       $--           $13.79         $14.17      $15.43       $11.52  $10.44 to $11.47    $57.72
       $--       $2,445,776     $1,514,849    $668,528   $1,034,667        $1,439,717   $39,072
        --            0.68%          0.04%       0.41%        1.68%             3.62%     3.97%
        --            0.55%          0.55%       0.55%        0.55%      0.55%, 0.00%     0.55%
        --            9.66%          9.38%      13.23%        4.03%    2.33% to 2.86%     1.85%
        --          114,542         88,930      31,001       81,667             3,515       674
       $--           $12.58         $12.95      $13.63       $11.07  $10.15 to $11.21    $56.67
       $--       $1,440,436     $1,152,037    $422,456     $904,391           $35,692   $38,195
        --            0.46%          0.04%       0.09%        0.84%             0.84%     0.00%
        --            0.55%          0.55%       0.55%        0.55%      0.55%, 0.00%     0.55%
        --           11.75%          9.33%       8.60%        9.93%    0.43% to 0.99%     3.86%
        --           45,325         32,266      19,894       59,930            18,275        --
       $--           $11.25         $11.85      $12.55       $10.07  $10.05 to $11.16       $--
       $--         $510,050       $382,324    $249,631     $603,742          $183,687       $--
        --            0.19%          0.06%       0.06%        1.43%             0.46%        --
        --            0.55%          0.55%       0.55%        0.55%      0.55%, 0.00%        --
        --           30.15%         31.93%      29.36%       27.50%    0.13% to 0.51%        --
        --            2,871            760          66       27,658                --        --
       $--            $8.65          $8.98       $9.70        $7.90               $--       $--
       $--          $24,822         $6,823        $637     $218,536               $--       $--
        --            0.02%          0.00%       0.00%        0.00%                --        --
        --            0.55%          0.55%       0.55%        0.55%                --        --
        --          -13.54%        -10.19%      -3.00%      -20.99%                --        --

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                WESTERN ASSET MANAGEMENT  T. ROWE PRICE    T. ROWE PRICE    CAPITAL GUARDIAN
                                                    U.S. GOVERNMENT      SMALL CAP GROWTH LARGE CAP GROWTH    U.S. EQUITY
                                                      SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                                ------------------------ ---------------- ---------------- ------------------
2006
Units..........................................               3                     5,619            6,455              5,322
Unit Fair Value, Lowest to Highest (1).........         $184.61          $16.31 to $17.22 $15.39 to $16.10 $134.99 to $138.50
Net Assets.....................................            $493                   $96,583         $103,412           $737,054
Investment Income Ratio to Net Assets (2)......           0.90%                     0.00%            0.34%              1.02%
Expenses as a Percent of Average Net Assets (3)           0.55%              0.55%, 0.00%     0.55%, 0.00%       0.55%, 0.00%
Total Return, Lowest to Highest (4)............           3.59%            3.33% to 3.90% 12.62% to 13.24%    9.52% to 10.12%
2005
Units..........................................              --                     6,135            6,776              5,582
Unit Fair Value, Lowest to Highest (1).........             $--          $15.78 to $16.57 $13.67 to $14.22 $123.26 to $125.78
Net Assets.....................................             $--                  $101,486          $95,944           $702,091
Investment Income Ratio to Net Assets (2)......              --                     0.00%            0.56%              0.03%
Expenses as a Percent of Average Net Assets (3)              --              0.55%, 0.00%     0.55%, 0.00%       0.55%, 0.00%
Total Return, Lowest to Highest (4)............              --          10.38% to 11.01%   6.02% to 6.62%     5.19% to 5.78%
2004
Units..........................................              --                     6,086            6,937              5,845
Unit Fair Value, Lowest to Highest (1).........             $--          $14.30 to $14.93 $12.89 to $13.34 $117.18 to $118.91
Net Assets.....................................             $--                   $90,847          $92,178           $695,068
Investment Income Ratio to Net Assets (2)......              --                     0.00%            0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)              --              0.55%, 0.00%     0.55%, 0.00%       0.55%, 0.00%
Total Return, Lowest to Highest (4)............              --          10.47% to 11.08%   9.32% to 9.93%     8.69% to 9.30%
2003
Units..........................................              --                        --               --                 --
Unit Fair Value, Lowest to Highest (1).........             $--                       $--              $--                $--
Net Assets.....................................             $--                       $--              $--                $--
Investment Income Ratio to Net Assets (2)......              --                        --               --                 --
Expenses as a Percent of Average Net Assets (3)              --                        --               --                 --
Total Return, Lowest to Highest (4)............              --                        --               --                 --
2002
Units..........................................              --                        --               --                 --
Unit Fair Value, Lowest to Highest (1).........             $--                       $--              $--                $--
Net Assets.....................................             $--                       $--              $--                $--
Investment Income Ratio to Net Assets (2)......              --                        --               --                 --
Expenses as a Percent of Average Net Assets (3)              --                        --               --                 --
Total Return, Lowest to Highest (4)............              --                        --               --                 --

--------
(1) MLI sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(d) For the period May 1, 2006 to December 31, 2006.

      AIM V.I.             AIM V.I.             DWS                     DWS                   PUTNAM VT      PUTNAM VT
CAPITAL APPRECIATION INTERNATIONAL GROWTH SMALL-CAP GROWTH GOVERNMENT & AGENCY SECURITIES GROWTH AND INCOME    VISTA
    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT    SUB-ACCOUNT
-------------------- -------------------- ---------------- ------------------------------ ----------------- -----------
             23,681                4,014          348                      26                    4,689          3,029
    $7.51 to $11.50     $12.05 to $12.50        $6.43                  $13.83                   $13.97          $7.08
           $262,422              $50,144       $2,228                   $ 362                  $65,493        $21,459
              0.06%                1.04%        0.00%                   3.63%                    1.72%          0.00%
       0.55%, 0.00%         0.55%, 0.00%        0.55%                   0.55%                    0.55%          0.55%
     5.72% to 6.30%     27.53% to 28.23%        4.69%                   3.59%                   15.56%          5.15%
             24,393                4,238          438                      22                    5,012          3,275
    $7.10 to $10.82       $9.45 to $9.75        $6.14                  $13.35                   $12.09          $6.74
           $255,794              $41,285       $2,689                   $ 294                  $60,579        $22,067
              0.06%                0.67%        0.00%                   3.82%                    1.71%          0.00%
       0.55%, 0.00%         0.55%, 0.00%        0.55%                   0.55%                    0.55%          0.55%
     8.22% to 8.82%     17.33% to 17.98%        6.46%                   2.00%                    4.95%         11.91%
             28,150                4,444          433                      18                    4,902          3,490
     $6.56 to $9.94       $8.05 to $8.26        $5.77                  $13.09                   $11.52          $6.02
           $273,521              $36,713       $2,500                   $ 230                  $56,468        $21,017
              0.00%                0.66%        0.00%                   3.57%                    1.62%          0.00%
       0.55%, 0.00%         0.55%, 0.00%        0.55%                   0.55%                    0.55%          0.55%
     6.04% to 6.63%     23.32% to 24.00%       10.41%                   3.18%                   10.75%         18.25%
             28,682                4,608          471                      13                    4,540          3,632
     $6.19 to $9.33       $6.53 to $6.66        $5.22                  $12.68                   $10.40          $5.09
           $262,723              $30,705       $2,458                   $ 163                  $47,220        $18,498
              0.00%                0.56%        0.00%                   5.21%                    1.71%          0.00%
       0.55%, 0.00%         0.55%, 0.00%        0.55%                   0.55%                    0.55%          0.55%
   28.81% to 29.52%     28.35% to 29.06%       32.21%                   1.70%                   26.99%         32.69%
             30,474                4,713          647                      18                    4,075          2,643
     $4.80 to $7.20       $5.09 to $5.16        $3.95                  $12.47                    $8.19          $3.84
           $216,795              $24,333       $2,557                   $ 224                  $33,379        $10,146
              0.00%                0.57%        0.00%                   3.23%                    1.56%          0.00%
       0.55%, 0.00%         0.55%, 0.00%        0.55%                   0.55%                    0.55%          0.55%
 -24.77% to -24.36%   -24.77% to -24.36%      -33.83%                   7.46%                  -19.23%        -30.76%

    TEMPLETON
GROWTH SECURITIES
   SUB-ACCOUNT
-----------------
         114
      $19.65
      $2,245
       1.43%
       0.00%
      22.20%
         292
      $16.08
      $4,690
       1.21%
       0.00%
       9.03%
         301
      $14.75
      $4,437
       1.26%
       0.00%
      16.25%
         317
      $12.69
      $4,022
       1.73%
       0.00%
      32.62%
         328
       $9.57
      $3,138
       0.67%
       0.00%
     -18.32%

                METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                TEMPLETON FOREIGN      TEMPLETON
                                                   SECURITIES      DEVELOPING MARKETS
                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                ------------------ ------------------
2006
Units..........................................              5,135          690
Unit Fair Value, Lowest to Highest (1).........   $14.48 to $15.42       $22.62
Net Assets.....................................            $77,438      $15,604
Investment Income Ratio to Net Assets (2)......              1.41%        1.26%
Expenses as a Percent of Average Net Assets (3)      0.55% , 0.00%        0.55%
Total Return, Lowest to Highest (4)............   21.03% to 21.70%       27.73%
2005
Units..........................................              4,105          796
Unit Fair Value, Lowest to Highest (1).........   $11.96 to $12.67       $17.71
Net Assets.....................................            $50,489      $14,095
Investment Income Ratio to Net Assets (2)......              1.31%        1.44%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%        0.55%
Total Return, Lowest to Highest (4)............    9.85% to 10.45%       27.09%
2004
Units..........................................              3,967          890
Unit Fair Value, Lowest to Highest (1).........   $10.89 to $11.47       $13.94
Net Assets.....................................            $44,358      $12,405
Investment Income Ratio to Net Assets (2)......              1.21%        1.89%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%        0.55%
Total Return, Lowest to Highest (4)............   18.22% to 18.87%       24.15%
2003
Units..........................................              4,045          921
Unit Fair Value, Lowest to Highest (1).........     $9.21 to $9.65       $11.22
Net Assets.....................................            $38,293      $10,334
Investment Income Ratio to Net Assets (2)......              2.00%        1.41%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%        0.55%
Total Return, Lowest to Highest (4)............   31.83% to 32.55%       52.90%
2002
Units..........................................              5,041        1,109
Unit Fair Value, Lowest to Highest (1).........     $6.99 to $7.28        $7.34
Net Assets.....................................            $36,141       $8,142
Investment Income Ratio to Net Assets (2)......              1.76%        1.67%
Expenses as a Percent of Average Net Assets (3)       0.55%, 0.00%        0.55%
Total Return, Lowest to Highest (4)............ -18.85% to -18.40%       -0.51%

--------
(1) MLI sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(d) For the Period May 1, 2006 to December 31, 2006.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 30, 2007

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 2007 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-4
  Performance Data...................................................... SAI-4
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-5
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS

MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001. On October 1, 2004 we became a direct subsidiary of MetLife, Inc.


On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. As of December 31, 2006, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.

In addition, General American Life entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. As of December 31, 2006, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.

We are licensed to do business in the District of Columbia and all states except Maine, New Hampshire, New York, and Vermont.


THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

                                     SAI-3

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Investment Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Investment Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equaled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

                                     SAI-4

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The financial statements of MetLife Investors Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on January 1, 2004), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

The consolidated financial statements of General American Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on December 31, 2006 and January 1, 2004, respectively) and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

Paul L. LeClair, FSA, MAAA, Vice President of MetLife Investors has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


DISTRIBUTION

Information about the distribution of the Policies is contained in the prospectus. (See "Other Information - Distribution.") Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation and its principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

                                     SAI-5

Distributor received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:


                    AGGREGATE AMOUNT OF AGGREGATE AMOUNT OF COMMISSIONS
                    COMMISSIONS PAID TO  RETAINED BY DISTRIBUTOR AFTER
        FISCAL YEAR     DISTRIBUTOR        PAYMENTS TO SELLING FIRMS
        ----------- ------------------- -------------------------------
           2006....     $  644,365                    $0
           2005....     $2,108,717                    $0
           2004....     $1,493,733                    $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.


As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2006 ranged from $4,435,695 to $9,284. The amount of commissions paid to selected selling firms during 2006 ranged from $36,723,309 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2006 ranged from $41,159,004 to $9,284. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliate First MetLife Investors Insurance Company.

The following list sets forth the names of selling firms that received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products. The selling firms are listed in alphabetical order.


A.G. Edwards & Sons, Inc.
Commonwealth
Edward Jones
Firstar Investments
HSBC Brokerage
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger
RBC Dain Rauscher, Inc.

Stifel, Nicolaus & Co., Incorporated

UBS Financial Services


Wachovia Securities, LLC

                                     SAI-6

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

    FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                       AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors Insurance Company

We have audited the accompanying balance sheets of MetLife Investors Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 13, 2007

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                   2006       2005
                                                                 -------    -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $2,093 and $2,357,
     respectively)............................................   $ 2,084    $ 2,348
  Equity securities available-for-sale, at estimated fair
     value (cost: $1 and $1, respectively)....................         1          1
  Mortgage loans on real estate...............................        90         65
  Policy loans................................................        28         28
  Real estate joint ventures held-for-investment..............         2          3
  Other limited partnership interests.........................         2          3
  Short-term investments......................................        83         79
  Other invested assets.......................................        15         28
                                                                 -------    -------
          Total investments...................................     2,305      2,555
Cash and cash equivalents.....................................       117         17
Accrued investment income.....................................        22         24
Premiums and other receivables................................     1,033      1,013
Deferred policy acquisition costs and value of business
  acquired....................................................       632        612
Current income tax receivable.................................        76         --
Other assets..................................................       125        120
Separate account assets.......................................     8,757      7,529
                                                                 -------    -------
          Total assets........................................   $13,067    $11,870
                                                                 =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits......................................   $   288    $   238
  Policyholder account balances...............................     2,543      2,769
  Other policyholder funds....................................        31         22
  Current income tax payable..................................        --          2
  Deferred income tax liability...............................       109         36
  Payables for collateral under securities loaned and other
     transactions.............................................       529        508
  Other liabilities...........................................        63         39
  Separate account liabilities................................     8,757      7,529
                                                                 -------    -------
          Total liabilities...................................    12,320     11,143
                                                                 -------    -------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)

Stockholder's Equity:
Common stock, par value $2 per share; 5,000,000 shares
  authorized; 2,899,446 shares issued and outstanding.........         6          6
Additional paid-in capital....................................       586        586
Retained earnings.............................................       158        139
Accumulated other comprehensive income (loss).................        (3)        (4)
                                                                 -------    -------
          Total stockholder's equity..........................       747        727
                                                                 -------    -------
          Total liabilities and stockholder's equity..........   $13,067    $11,870
                                                                 =======    =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                               2006   2005   2004
                                                               ----   ----   ----


REVENUES
Premiums.....................................................  $ 65   $122   $ 19
Universal life and investment-type product policy fees.......   143    115    107
Net investment income........................................   106    114    134
Other revenues...............................................    62     61     71
Net investment gains (losses)................................   (30)    (6)    36
                                                               ----   ----   ----
          Total revenues.....................................   346    406    367
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................    90    139     30
Interest credited to policyholder account balances...........   114    120    147
Other expenses...............................................   131    103     99
                                                               ----   ----   ----
          Total expenses.....................................   335    362    276
                                                               ----   ----   ----
Income before provision for income tax.......................    11     44     91
(Benefit) provision for income tax...........................    (8)     9     27
                                                               ----   ----   ----
Income before cumulative effect of change in accounting......    19     35     64
Cumulative effect of change in accounting, net of income
  tax........................................................    --     --      1
                                                               ----   ----   ----
Net income...................................................  $ 19   $ 35   $ 65
                                                               ====   ====   ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                                             ACCUMULATED
                                                    ADDITIONAL                  OTHER
                                           COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                            STOCK     CAPITAL    EARNINGS   INCOME (LOSS)   TOTAL
                                           ------   ----------   --------   -------------   -----


Balance at January 1, 2004...............    $6        $487        $ 39          $ 21        $553
Capital contribution.....................               110                                   110
Sale of subsidiary.......................               (11)                                  (11)
Comprehensive income (loss):
  Net income.............................                            65                        65
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                         (15)        (15)
                                                                                             ----
  Comprehensive income (loss)............                                                      50
                                             --        ----        ----          ----        ----
Balance at December 31, 2004.............     6         586         104             6         702
Comprehensive income (loss):
  Net income.............................                            35                        35
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                         (10)        (10)
                                                                                             ----
  Comprehensive income (loss)............                                                      25
                                             --        ----        ----          ----        ----
Balance at December 31, 2005.............     6         586         139            (4)        727
Comprehensive income (loss):
  Net income.............................                            19                        19
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                           1           1
                                                                                             ----
  Comprehensive income (loss)............                                                      20
                                             --        ----        ----          ----        ----
Balance at December 31, 2006.............    $6        $586        $158          $ (3)       $747
                                             ==        ====        ====          ====        ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                            2006      2005      2004
                                                          -------   -------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $    19   $    35   $    65
Adjustments to reconcile net income to net cash provided
  by (used in) operating activities:
     Amortization of premiums and accretion of discounts
       associated with investments, net.................        4         8        12
     (Gains) losses from sales of investments and
       businesses, net..................................       30         6       (36)
     Interest credited to policyholder account
       balances.........................................      114       120       147
     Universal life and investment-type product policy
       fees.............................................     (143)     (115)     (107)
     Change in accrued investment income................        2        (3)        5
     Change in premiums and other receivables...........      (28)      (77)     (413)
     Change in deferred policy acquisition costs, net...      (18)      (29)      (77)
     Change in insurance-related liabilities............       52       125        26
     Change in income tax payable.......................       (6)       30         9
     Change in other assets.............................      120        83        74
     Change in other liabilities........................        1         6       (30)
                                                          -------   -------   -------
Net cash provided by (used in) operating activities.....      147       189      (325)
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    1,435     2,025       990
     Mortgage loans on real estate......................       32        67       137
     Real estate joint ventures.........................        1         2         1
  Purchases of:
     Fixed maturity securities..........................   (1,162)   (2,245)   (1,029)
     Mortgage loans on real estate......................      (58)       --       (41)
  Net change in short-term investments..................       (4)       24       116
  Proceeds from sales of businesses.....................       --        --        20
  Net change in other invested assets...................        1        (6)       (1)
                                                          -------   -------   -------
Net cash provided by (used in) investing activities.....      245      (133)      193
                                                          -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................    1,421     1,355     1,811
     Withdrawals........................................   (1,733)   (1,589)   (1,864)
  Net change in payables for collateral under securities
     loaned and other transactions and other
     transactions.......................................       20        21       100
  Capital contribution..................................       --        --       110
                                                          -------   -------   -------
Net cash provided by (used in) financing activities.....     (292)     (213)      157
                                                          -------   -------   -------
Change in cash and cash equivalents.....................      100      (157)       25
Cash and cash equivalents, beginning of year............       17       174       149
                                                          -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $   117   $    17   $   174
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Income taxes.......................................  $    (2)  $   (19)  $    21
                                                          =======   =======   =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). On November 9, 2006, MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company was merged into the Company, its parent.

     On October 1, 2004, a subsidiary of the Company, First MetLife Investors Insurance Company ("FMLI") was sold to MetLife for $34 million in consideration. As a result, the Company recognized a decrease to equity of $11 million in paid in capital and $1 million in accumulated other comprehensive income. Total assets and liabilities of the entity sold at the date of sale were $920 million and $874 million, respectively. Total net income of the entity sold included in the statements of income was $2 million for the year ended December 31, 2004.

     The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life and universal life insurance policies. The Company is licensed to do business in 48 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of MLIIC and its former subsidiaries. As of December 31, 2006, the Company is no longer issuing consolidated financial statements due to the merger of its subsidiary MLIICCA. Intercompany accounts and transactions have been eliminated for all periods presented on a consolidated basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

       i) the fair value of investments in the absence of quoted market values;

      ii) investment impairments;

     iii) the recognition of income on certain investments;

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

       iv) the fair value of and accounting for derivatives;

        v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the amortization of value of business acquired ("VOBA");

       vi) the liability for future policyholder benefits;

      vii) accounting for income taxes and the valuation of deferred income tax assets;

     viii) accounting for reinsurance transactions;

       ix) accounting for employee benefit plans; and

        x) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. This interest and dividend income is recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans on real estate based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investments and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of stand-alone derivatives with positive fair values.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment-type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it's evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party. The Company did not control and was deemed not to be the primary beneficiary for any of its real estate joint ventures or limited partnerships as of December 31, 2006 and 2005.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the financial statements.

     Derivative Financial Instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any fair value hedges.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

     Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

     Deferred Policy Acquisition Costs and Value of Business Acquired. The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency, and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Sales Inducements. The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

     Goodwill. Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value for goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     The Company recognized no impairments of goodwill during the years ended December 31, 2006, 2005 and 2004. Goodwill was $33 million as of December 31, 2006 and 2005. During 2004, a disposition of goodwill of less than $1 million is related to the sale of FMLI.

     Liability for Future Policy Benefits and Policyholder Account
Balances. The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 8%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitization that may be elected by the contractholder.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risks associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risks associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities from future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 14% less expenses, mortality charges and withdrawals.

     Other Policyholder Funds. Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     Recognition of Insurance Revenue and Related Benefits. Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Other Revenues. Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Income Tax. Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate U.S. Federal income tax return.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income, exclusive of reversing temporary differences and carryforwards;

    (ii) future reversals of existing taxable temporary differences;

   (iii) taxable income in prior carryback years; and

    (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

     Reinsurance. The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract. Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Separate Accounts. Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

     Employee Benefit Plans. The Company participates in a noncontributory defined benefit pension plan sponsored by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate. The Company has no legal obligation for benefits under this plan. Metropolitan Life allocates net periodic expense related to this plan based on the employee population as of the valuation date at the beginning of each year. The Company's share of net expense for the pension plan was insignificant for the years ended December 31, 2006, 2005 and 2004.

     Litigation Contingencies. The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Other Pronouncements

     Effective November 15, 2006, the Company adopted Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     In June 2005, the Emerging Issues Task Force, ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements and has provided the required disclosures.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1") as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology related to various guaranteed minimum death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $1 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability under certain variable annuity and life contracts and income tax.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work, the Company expects to recognize a decrease of between $5 million and $6 million in the liability for unrecognized tax benefits, which will be accounted for as a increase to the January 1, 2007 balance of retained earnings.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. The Company estimates that interpretation of SOP 05-1, as of January 1, 2007, will not result in any material cumulative effect on earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will not materially reduce 2007 net income.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                                 DECEMBER 31, 2006
                                                ---------------------------------------------------
                                                                  GROSS
                                                 COST OR        UNREALIZED
                                                AMORTIZED    ---------------     ESTIMATED     % OF
                                                   COST      GAIN       LOSS    FAIR VALUE    TOTAL
                                                ---------    ----       ----    ----------    -----
                                                                   (IN MILLIONS)


U.S. corporate securities....................     $  884      $ 4        $10      $  878       42.1%
Residential mortgage-backed securities.......        479        4          3         480       23.0
Foreign corporate securities.................        104       --          1         103        5.0
U.S. Treasury/agency securities..............        231       --          1         230       11.0
Commercial mortgage-backed securities........        281        1          5         277       13.3
Asset-backed securities......................         96       --         --          96        4.6
Foreign government securities................         14        2         --          16        0.8
State and political subdivision securities...          4       --         --           4        0.2
                                                  ------      ---        ---      ------      -----
  Total fixed maturities.....................     $2,093      $11        $20      $2,084      100.0%
                                                  ======      ===        ===      ======      =====
Common stocks................................     $    1      $--        $--      $    1      100.0%
                                                  ------      ---        ---      ------      -----
  Total equity securities....................     $    1      $--        $--      $    1      100.0%
                                                  ======      ===        ===      ======      =====





                                                                DECEMBER 31, 2005
                                               ---------------------------------------------------
                                                                 GROSS
                                                COST OR        UNREALIZED
                                               AMORTIZED    ---------------     ESTIMATED     % OF
                                                  COST      GAIN       LOSS    FAIR VALUE    TOTAL
                                               ---------    ----       ----    ----------    -----
                                                                  (IN MILLIONS)


U.S. corporate securities....................    $  932      $ 6        $11      $  927       39.5%
Residential mortgage-backed securities.......       582        3          5         580       24.7
Foreign corporate securities.................       175        2          2         175        7.5
U.S. Treasury/agency securities..............       153        1         --         154        6.5
Commercial mortgage-backed securities........       297       --          6         291       12.4
Asset-backed securities......................       174        1          1         174        7.4
Foreign government securities................        40        4          1          43        1.8
State and political subdivision securities...         4       --         --           4        0.2
                                                 ------      ---        ---      ------      -----
  Total fixed maturities.....................    $2,357      $17        $26      $2,348      100.0%
                                                 ======      ===        ===      ======      =====
Common stocks................................    $    1      $--        $--      $    1      100.0%
                                                 ------      ---        ---      ------      -----
  Total equity securities....................    $    1      $--        $--      $    1      100.0%
                                                 ======      ===        ===      ======      =====



     The Company held foreign currency derivatives with notional amounts of $8 million and $4 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $104 million and $128 million at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain of $2 million and $4 million at December 31, 2006 and December 31, 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006 and less than $1 million at December 31, 2005. There were no unrealized gains (losses) associated with non-income producing fixed maturity securities for the year ended December 31, 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                              DECEMBER 31,
                                            -----------------------------------------------
                                                     2006                     2005
                                            ----------------------   ----------------------
                                             COST OR                  COST OR
                                            AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                               COST     FAIR VALUE      COST     FAIR VALUE
                                            ---------   ----------   ---------   ----------
                                                             (IN MILLIONS)


Due in one year or less...................    $   72      $   71       $  121      $  121
Due after one year through five years.....       537         534          605         601
Due after five years through ten years....       431         430          407         407
Due after ten years.......................       197         196          171         174
                                              ------      ------       ------      ------
  Subtotal................................     1,237       1,231        1,304       1,303
Mortgage-backed and other asset-backed
  securities..............................       856         853        1,053       1,045
                                              ------      ------       ------      ------
  Total fixed maturities..................    $2,093      $2,084       $2,357      $2,348
                                              ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                        2006       2005      2004
                                                       ------     ------     ----
                                                              (IN MILLIONS)


Proceeds...........................................    $1,051     $1,645     $353
Gross investment gains.............................    $    4     $    2     $ 34
Gross investment losses............................    $  (21)    $  (19)    $ (5)

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                               DECEMBER 31, 2006
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $367         $ 3         $261         $ 7        $  628        $10
Residential mortgage-backed
  securities.....................       99           1          114           2           213          3
Foreign corporate securities.....       50           1           20          --            70          1
U.S. Treasury/agency securities..      162           1            3          --           165          1
Commercial mortgage-backed
  securities.....................       96           1          141           4           237          5
Asset-backed securities..........       20          --            7          --            27         --
State and political subdivision
  securities.....................       --          --            4          --             4         --
                                      ----         ---         ----         ---        ------        ---
  Total fixed maturities.........     $794         $ 7         $550         $13        $1,344        $20
                                      ====         ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position.......      179                      124                       303
                                      ====                     ====                    ======





                                                               DECEMBER 31, 2005
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........    $  483        $ 9         $ 87         $ 2        $  570        $11
Residential mortgage-backed
  securities.....................       363          4           41           1           404          5
Foreign corporate securities.....        95          1           24           1           119          2
U.S. Treasury/agency securities..        83         --           --          --            83         --
Commercial mortgage-backed
  securities.....................       254          5           30           1           284          6
Asset-backed securities..........        86          1            6          --            92          1
Foreign government securities....         6          1           --          --             6          1
State and political subdivision
  securities.....................         4         --           --          --             4         --
                                     ------        ---         ----         ---        ------        ---
  Total fixed maturities.........    $1,374        $21         $188         $ 5        $1,562        $26
                                     ======        ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position.......       220                      58                       278
                                     ======                    ====                    ======


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                              DECEMBER 31, 2006
                                        ------------------------------------------------------------
                                         COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                               COST                 LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................    $  695      $--       $ 5        $--       136        --
Six months or greater but less than
  nine months.........................        41       --         1         --        21        --
Nine months or greater but less than
  twelve months.......................        65       --         1         --        22        --
Twelve months or greater..............       563       --        13         --       124        --
                                          ------      ---       ---        ---       ---        --
  Total...............................    $1,364      $--       $20        $--       303        --
                                          ======      ===       ===        ===       ===        ==





                                                              DECEMBER 31, 2005
                                        ------------------------------------------------------------
                                         COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                               COST                 LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................    $1,128      $ 2       $14        $ 1       181         1
Six months or greater but less than
  nine months.........................        86       --         2         --         1        --
Nine months or greater but less than
  twelve months.......................       179       --         4         --        37        --
Twelve months or greater..............       193       --         5         --        58        --
                                          ------      ---       ---        ---       ---        --
  Total...............................    $1,586      $ 2       $25        $ 1       277         1
                                          ======      ===       ===        ===       ===        ==



     At December 31, 2006 and 2005, there were $20 million and $25 million, respectively, of unrealized loss related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 1% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 50% of the cost or amortized cost of such securities. All of the losses were in an unrealized loss position of less than six months.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     At December 31, 2006 and 2005, the Company had $20 million and $26 million, respectively, of gross unrealized loss related to its fixed maturity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                 DECEMBER 31,
                                                                -------------
                                                                2006     2005
                                                                ----     ----


SECTOR:
  U.S. corporates...........................................      50%      42%
  Residential mortgage-backed...............................      15       19
  Commercial mortgage-backed................................      25       23
  U.S. Treasury/agency securities...........................       5       --
  Foreign corporates........................................       5        8
  Other.....................................................      --        8
                                                                 ---      ---
     Total..................................................     100%     100%
                                                                 ===      ===
INDUSTRY:
  Mortgage-backed...........................................      40%      42%
  Industrial................................................      31       27
  Government................................................       5        3
  Finance...................................................      12        8
  Utility...................................................      11        9
  Other.....................................................       1       11
                                                                 ---      ---
     Total..................................................     100%     100%
                                                                 ===      ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $515 million and $487 million and an estimated fair value of $511 million and $488 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $529 million and $508 million at December 31, 2006 and 2005, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's balance sheets, and statements of cash flows and the income and expenses associated with the program are reported in net investment income as invested income and investment expenses, respectively.

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $13 million and $6 million at December 31, 2006 and 2005, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:


                                                             DECEMBER 31,
                                                 -----------------------------------
                                                       2006               2005
                                                 ----------------   ----------------
                                                 AMOUNT   PERCENT   AMOUNT   PERCENT
                                                 ------   -------   ------   -------
                                                            (IN MILLIONS)


Commercial mortgage loans......................    $47       52%      $65      100%
Agricultural mortgage loans....................     43       48        --       --
                                                   ---      ---       ---      ---
  Total........................................     90      100%       65      100%
                                                            ===                ===
Less: Valuation allowances.....................     --                 --
                                                   ---                ---
  Mortgage loans on real estate................    $90                $65
                                                   ===                ===



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2006, 19%, 17% and 14% of the value of the Company's mortgage loans on real estate were located in Texas, District of Columbia and Alabama, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance at January 1,...............................      $--       $ 1       $ 1
Additions...........................................       --        --         1
Deductions..........................................       --        (1)       (1)
                                                          ---       ---       ---
Balance at December 31,.............................      $--       $--       $ 1
                                                          ===       ===       ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company had no impaired loans at December 31, 2006. The Company's average investment in impaired loans was insignificant at December 31, 2005. The average investment in impaired mortgage loans on real estate was $1 million at December 31, 2004. The Company did not recognize interest income on impaired loans for the years ended December 31, 2006 and 2005. Interest income on impaired loans was $1 million for the year ended December 31, 2004.

REAL ESTATE JOINT VENTURES

     Real estate joint ventures held-for-investment at December 31, 2006 and 2005 were $2 million and $3 million, respectively.

     At December 31, 2006, all of the Company's real estate consisted of office buildings located in Illinois.

NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Fixed maturity securities..........................     $119      $114      $111
Mortgage loans on real estate......................        5         9        20
Policy loans.......................................        2         3         2
Other limited partnership interests................        1        --        --
Cash, cash equivalents and short-term investments..        7         6         7
                                                        ----      ----      ----
  Total............................................      134       132       140
Less: Investment expenses..........................       28        18         6
                                                        ----      ----      ----
  Net investment income............................     $106      $114      $134
                                                        ====      ====      ====



     The Company received affiliated investment income of $3 million for both of the years ended December 31, 2006 and 2005, and $5 million for the year ended December 31, 2004.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Fixed maturities securities.........................     $(17)     $(17)      $27
Mortgage loans on real estate.......................       --         1        10
Other limited partnership interests.................       (1)       --        --
Derivatives.........................................      (12)       10        (1)
                                                         ----      ----       ---
  Net investment gains (losses).....................     $(30)     $ (6)      $36
                                                         ====      ====       ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of $(8) million, ($1) million and $22 million, respectively, are included in the table above.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses) were insignificant for both the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, the Company recorded losses of $2 million from fixed maturity and equity securities deemed other-than-temporarily impaired which were included within net investment gains (losses).

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Fixed maturities securities.........................      $(9)      $(9)      $16
Amounts allocated from DAC and VOBA.................        4         3        (7)
Deferred income tax.................................        2         2        (3)
                                                          ---       ---       ---
  Net unrealized investment gains (losses)..........      $(3)      $(4)      $ 6
                                                          ===       ===       ===



     The changes in net unrealized investment gains (losses) are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance, January 1,.................................      $(4)     $  6      $ 21
Unrealized investment gains (losses) during the
  year..............................................       --       (25)      (54)
Unrealized investment gains (losses) of subsidiaries
  at date of sale...................................       --        --         2
Unrealized investment gains (losses) allocated from
  DAC and VOBA......................................        1        10        29
Deferred income tax.................................       --         5         8
                                                          ---      ----      ----
Balance, December 31,...............................      $(3)     $ (4)     $  6
                                                          ===      ====      ====
Net change in unrealized investment gains (losses)..      $ 1      $(10)     $(15)
                                                          ===      ====      ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Interest rate swaps....................   $    2      $--        $--        $    2      $--        $--
Interest rate floors...................    2,460       15         --         2,460       28         --
Financial futures......................       --       --         --            86       --          1
Foreign currency swaps.................        8       --         --             4       --         --
Financial forwards.....................       --       --          1            --       --         --
Credit default swaps...................       30       --         --            30       --         --
                                          ------      ---        ---        ------      ---        ---
  Total................................   $2,500      $15        $ 1        $2,582      $28        $ 1
                                          ======      ===        ===        ======      ===        ===



     The above table does not include notional values for equity variance swaps. The Company owned 2,500 equity variance swaps at both December 31, 2006 and 2005. The market values for these equity variance swaps were insignificant and were not included in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                 REMAINING LIFE
                                           ----------------------------------------------------------
                                                          AFTER ONE   AFTER FIVE
                                                            YEAR         YEARS
                                           ONE YEAR OR     THROUGH      THROUGH    AFTER TEN
                                               LESS      FIVE YEARS    TEN YEARS     YEARS      TOTAL
                                           -----------   ----------   ----------   ---------   ------
                                                                  (IN MILLIONS)


Interest rate swaps......................      $--           $--        $    2        $--      $    2
Interest rate floors.....................       --            --         2,460         --       2,460
Foreign currency swaps...................       --            --            --          8           8
Credit default swaps.....................       --            30            --         --          30
                                               ---           ---        ------        ---      ------
  Total..................................      $--           $30        $2,462        $ 8      $2,500
                                               ===           ===        ======        ===      ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Interest rate floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                               (DOLLARS IN MILLIONS)


Cash flow..............................   $    8      $--        $--        $   --      $--        $--
Nonqualifying..........................    2,492       15          1         2,582       28          1
                                          ------      ---        ---        ------      ---        ---
  Total................................   $2,500      $15        $ 1        $2,582      $28        $ 1
                                          ======      ===        ===        ======      ===        ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company recognized insignificant net investment income (expense) from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, respectively, the Company recognized $1 million and ($1) million net investment income (expense) from non-qualifying hedge settlement payments.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company did not have any fair value hedges during the years ended December 31, 2006, 2005 and 2004.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133 foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company had no cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     There was an insignificant amount which relates to the components of other comprehensive income (loss), before income tax, related to cash flow hedges for the year ended December 31, 2006. There were insignificant amounts of gains (losses) deferred in other comprehensive income (loss) on the effective portion of the cash flow hedges.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased floors and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) credit default swaps to diversify credit risk exposure to certain portfolios; (v) equity variance swaps to economically hedge liabilities: and
(vii) interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($12) million, $10 million and ($4) million, respectively, related to derivatives that do not qualify for hedge accounting.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company has exchange traded futures, which require the pledging of collateral. The Company pledged collateral of $3 million both at December 31, 2006 and 2005 which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                          DAC   VOBA   TOTAL
                                                         ----   ----   -----
                                                            (IN MILLIONS)


Balance at January 1, 2004.............................  $334   $175    $509
  Capitalizations......................................   126     --     126
                                                         ----   ----    ----
          Total........................................   460    175     635
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses).....................     2      3       5
     Unrealized investment gains (losses)..............   (15)   (14)    (29)
     Other expenses....................................    41      3      44
                                                         ----   ----    ----
          Total amortization...........................    28     (8)     20
                                                         ----   ----    ----
  Less: Dispositions and other.........................    41     (1)    (42)
                                                         ----   ----    ----
Balance at December 31, 2004...........................   391    182     573
  Capitalizations......................................    66     --      66
                                                         ----   ----    ----
          Total........................................   457    182     639
                                                         ----   ----    ----
  Less: Amortization related to:
     Unrealized investment gains (losses)..............    (4)    (6)    (10)
     Other expenses....................................    12     25      37
                                                         ----   ----    ----
          Total amortization...........................     8     19      27
                                                         ----   ----    ----
Balance at December 31, 2005...........................   449    163     612
  Capitalizations......................................    80     --      80
                                                         ----   ----    ----
          Total........................................   529    163     692
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses).....................    (3)    (3)     (6)
     Unrealized investment gains (losses)..............    --     (1)     (1)
     Other expenses....................................    84    (17)     67
                                                         ----   ----    ----
          Total amortization...........................    81    (21)     60
                                                         ----   ----    ----
Balance at December 31, 2006...........................  $448   $184    $632
                                                         ====   ====    ====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $17 million in 2007, $17 million in 2008, $17 million in 2009, $15 million in 2010 and $15 million in 2011.

     Amortization of VOBA and DAC is related to; (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5.  INSURANCE

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance at January 1,...............................     $ 75       $59      $ 50
Capitalization......................................       19        19        25
Amortization........................................      (14)       (3)       (5)
Dispositions........................................       --        --       (11)
                                                         ----       ---      ----
Balance at December 31,.............................     $ 80       $75      $ 59
                                                         ====       ===      ====



SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $8,757 million and $7,529 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $115 million, $93 million and $88 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

COMMITMENTS

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $8 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts is as follows:


                                                             AT DECEMBER 31,
                                     ---------------------------------------------------------------
                                                  2006                             2005
                                     ------------------------------   ------------------------------
                                         IN THE             AT            IN THE             AT
                                     EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                     --------------   -------------   --------------   -------------
                                                              (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
Separate account value.............       $1,941              N/A          $1,333              N/A
Net amount at risk(2)..............           $1(3)           N/A              $1(3)           N/A
Average attained age of
  contractholders..................     65 years              N/A        64 years              N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value.............       $8,072           $5,157          $7,451           $4,414
Net amount at risk(2)..............         $151(3)           $18(4)         $160(3)           $30(4)
Average attained age of
  contractholders..................     65 years         61 years        64 years         60 years


--------

   (1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     The Company has guaranteed death and annuitization benefits liabilities on its annuity contracts of $24 million and $17 million at December 31, 2006 and 2005, respectively. The Company reinsures 100% of this liability with an affiliate and has corresponding recoverables from reinsurers for the same amounts. Therefore, the Company has no net liability at December 31, 2006 and 2005.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                            AT DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Mutual Fund Groupings
  Equity..................................................  $7,550   $6,247
  Bond....................................................     499      532
  Balanced................................................     454      439
  Money Market............................................     107       67
  Specialty...............................................      93       84
                                                            ------   ------
     Total................................................  $8,703   $7,369
                                                            ======   ======


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2002, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as with specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company reinsures 90% of its new production of fixed annuities to an affiliate. The Company currently reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statement of income are presented net of reinsurance ceded. The information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Direct premiums earned..............................      $65      $122       $20
Reinsurance ceded...................................       --        --        (1)
                                                          ---      ----       ---
Net premiums earned.................................      $65      $122       $19
                                                          ===      ====       ===
Reinsurance recoveries netted against policyholder
  benefits and claims...............................      $--      $ --       $ 3
                                                          ===      ====       ===



     Reinsurance recoverables, included in premiums and other receivables, were $1,018 million and $921 million at December 31, 2006 and 2005. Ceded fees, included in universal life and investment-type product policy fees were $34 million, $28 million and $20 million for the years ended December 31, 2006, 2005 and 2004, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7.  INCOME TAX

     The (benefit) provision for income tax is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Current:
  Federal...........................................     $(81)      $4        $(6)
Deferred:
  Federal...........................................       73        5         33
                                                         ----       --        ---
(Benefit) provision for income tax..................     $ (8)      $9        $27
                                                         ====       ==        ===



     The reconciliation of the income tax (benefit) provision at the U.S. statutory rate to the provision for income tax is as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Tax provision at U.S. statutory rate..................   $ 4       $15       $32
Tax effect of:
  Tax exempt investment income........................    (9)       (6)       (5)
  Prior year taxes....................................    (3)       --        --
                                                         ---       ---       ---
(Benefit) provision for income tax....................   $(8)      $ 9       $27
                                                         ===       ===       ===



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consist of the following:


                                                              DECEMBER 31,
                                                              ------------
                                                               2006   2005
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables..................  $  89   $ 89
  Net operating loss carryforwards..........................     --     53
  Capital loss carryforwards................................     --     16
  Tax credit carryforwards..................................      2      2
  Intangibles...............................................      2      2
  Net unrealized investment losses..........................      2      2
  Other.....................................................      2      2
                                                              -----   ----
                                                                 97    166
                                                              -----   ----
Deferred income tax liabilities:
  Investments...............................................     10     12
  DAC.......................................................    196    190
                                                              -----   ----
                                                                206    202
                                                              -----   ----
Net deferred income tax liability...........................  $(109)  $(36)
                                                              =====   ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company had capital loss carryforwards of $44 million and net operating loss carryforwards of $152 million at December 31, 2005. These capital and net operating loss carryforwards were utilized in 2006.

     The Company joined MetLife's includable affiliates in filing a consolidated federal income tax return in 2006. The Company participates in a Tax Allocation Agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (losses) contributes or reduces consolidated federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $82 million in 2006.

     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     All years through and including 2002 are closed and no longer subject to Internal Revenue Service ("IRS") audit. The years 2003 and forward are open and subject to audit. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

8. CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. MetLife and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, MetLife's and/or its subsidiaries awareness of any "sham" bids for business, bids and quotes that MetLife and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. MetLife and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. MetLife and/or subsidiaries continue to cooperate fully with these inquiries and is responding to the subpoenas and other discovery requests.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Summary

     Various litigation claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, Company maintained a liability of $12 million and a related asset for premium tax offsets of $400 thousand for undiscounted future assessments in respect of impaired, insolvent or failed insurers. At December 31, 2006 and 2005, the Company also held a receivable of $10 million, recorded in other assets, for reimbursement of assessments incurred in a prior acquisition.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. The Company also indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2006 and 2005 for indemnities, guarantees and commitments were insignificant.

9.  EQUITY

DIVIDEND RESTRICTIONS

     Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding year (excluding realized investment gains). However, dividends may only be paid from positive balances in statutory unassigned funds. Since the Company's statutory unassigned funds surplus is less than zero, no dividends are permissible in 2007 without prior approval of the insurance commissioner.

STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance ("Department") has adopted codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Missouri. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

     Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income (loss) of the Company, as filed with the Department, was $116 million, $5 million and ($168) million, for the years ended December 31, 2006, 2005 and 2004, respectively; statutory capital and surplus, as filed, was $284 million and $176 million at December 31, 2006 and 2005, respectively. Due to the merger on November 9, 2006 of MLIICCA with the Company, the 2005 statutory net income and statutory capital and surplus were restated.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income
(loss) in the current or prior year:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Holding losses on investments arising during the
  year.............................................     $(22)     $(50)     $(39)
Income tax effect of holding losses................        8        17        14
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income...........................       18        16       (28)
  Amortization of premiums and accretion of
     discounts associated with investments.........        4         9        13
  Income tax effect................................       (8)       (9)        5
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts...........        1        10        29
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts...........       --        (3)      (10)
Unrealized investment gains of subsidiary at date
  of sale..........................................       --        --         2
Deferred income tax on unrealized investment gains
  of subsidiary at date of sale....................       --        --        (1)
                                                        ----      ----      ----
Other comprehensive income (loss)..................     $  1      $(10)     $(15)
                                                        ====      ====      ====



10.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                       2006      2005       2004
                                                       ----      ----      -----
                                                             (IN MILLIONS)


Compensation......................................     $  1      $  1      $   1
Commissions.......................................       82        71        115
Amortization of DAC and VOBA......................       61        37         49
Capitalization of DAC.............................      (80)      (66)      (126)
Insurance taxes...................................        3         4          2
Other.............................................       64        56         58
                                                       ----      ----      -----
  Total other expenses............................     $131      $103      $  99
                                                       ====      ====      =====



     The majority of the other category in other expenses consists of affiliated expenses (see Note 12).

11.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                     NOTIONAL   CARRYING    ESTIMATED
                                                     AMOUNT       VALUE    FAIR VALUE
                                                     --------   --------   ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2006


ASSETS:
  Fixed maturity securities........................      --      $2,084      $2,084
  Equity securities................................      --      $    1      $    1
  Mortgage loans on real estate....................      --      $   90      $   90
  Policy loans.....................................      --      $   28      $   28
  Short-term investments...........................      --      $   83      $   83
  Cash and cash equivalents........................      --      $  117      $  117
  Accrued investment income........................      --      $   22      $   22
  Commitments to fund bank credit facilities.......     $ 8      $   --      $   --
LIABILITIES:
  Policyholder account balances....................      --      $2,406      $2,300
  Payables for collateral under securities loaned
     and other transactions........................      --      $  529      $  529




                                                     NOTIONAL   CARRYING    ESTIMATED
                                                      AMOUNT      VALUE    FAIR VALUE
                                                     --------   --------   ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2005


ASSETS:
  Fixed maturity securities........................     --       $2,348      $2,348
  Equity securities................................     --       $    1      $    1
  Mortgage loans on real estate....................     --       $   65      $   65
  Policy loans.....................................     --       $   28      $   28
  Short-term investments...........................     --       $   79      $   79
  Cash and cash equivalents........................     --       $   17      $   17
  Accrued investment income........................     --       $   24      $   24
LIABILITIES:
  Policyholder account balances....................     --       $2,630      $2,516
  Payables for collateral under securities loaned
     and other transactions........................     --       $  508      $  508


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

12.  RELATED PARTIES

     The Company has entered into a master service agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $12 million, $9 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $30 million; $24 million and $21 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide and receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


related to these agreements, recorded in other expenses, were $14 million, $15 million and $17 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has due (to)/from amounts with other affiliates for services necessary to conduct its business. The amounts due from affiliates were $1 million and $17 million at December 31, 2006 and 2005, respectively.

     The Company reinsures annuity and supplemental contracts, universal life and traditional life business to various affiliates. The reinsurance recoverables, included in premiums and other receivables, were $1,018 million and $921 million at December 31, 2006 and 2005, respectively. The ceded policy fees included in universal life and investment-type product policy fees were $33 million, $28 million and $20 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had ceded benefits, included in policyholder benefits and claims, of $8 million, $11 million and $12 million for the years ended December 31, 2006, 2005, and 2004, respectively.

     As of December 31, 2006 and 2005, respectively, the Company held $77 million and $76 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are recorded as short-term investments on the balance sheets of the Company. Net investment income from these invested assets was $3 million, $3 million, and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Estimated fair value of assets transferred to
  affiliates.......................................     $127       $--      $197
Amortized cost of assets transferred to
  affiliates.......................................     $129       $--      $175
                                                        ----       ---      ----
Net investment gains (losses) recognized on
  transfers........................................     $ (2)      $--      $ 22
                                                        ====       ===      ====
Estimated fair value of assets transferred from
  affiliates.......................................     $ 21       $ 4      $ --
                                                        ====       ===      ====


                  MetLife Investors Variable Life Account One

PART C:   OTHER INFORMATION


ITEM 26. EXHIBITS



      (a)       Resolutions of the Board of Directors of COVA Financial
                Services Life Insurance Company dated October 23, 1991 1
      (b)       None
      (c) (i)   Form of Principal Underwriters Agreement between MetLife
                Investors Insurance Company and MetLife Investors
                Distribution Company 4
          (ii)  Form of Selling Agreement between MetLife Investors
                Insurance Company, MetLife Investors Distribution
                Company, Broker Dealer and General Agent 5
          (iii) Form of Amendment to Selling Agreement between MetLife
                Investors Insurance Company, MetLife Investors
                Distribution Company, Broker-Dealer and General Agent 5
          (iv)  Form of Retail Sales Agreement (MLIDC 7-1-05 LTC) 9
          (iv)  Schedule of Commissions 5
      (d) (i)   Flexible Premium Joint and Last Survivor Policy 2
          (ii)  Flexible Premium Variable Life Policy 3
          (iii) Riders to the Policy (Joint and Survivor Policy) 2
                (Waiver of Specified Premium Rider, Anniversary Partial
                  Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
          (iv)  Additional Riders to the Policy 3
                (Accelerated Benefit Rider, Anniversary Partial Withdrawal
                  Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly
                  Deduction Rider, Waiver of Specified Premium Rider)
          (v)   Endorsement (Name Change) 4
      (e) (i)   Application Forms - Joint and Last Survivor Policy 2
          (ii)  Application Forms - Flexible Premium Variable Life
                Insurance Policy 3
          (iii) Enterprise Application for Policies 6
          (iv)  Updated Enterprise Application for Policies 7
      (f) (i)   Articles of Incorporation of the Company 1
          (ii)  By-Laws of the Company 1
      (g) (i)   Reinsurance Agreements 6
          (ii)  Contingent Reinsurance Agreement between MetLife
                Investors Insurance Company and General American Life
                Insurance Company 9
      (h) (i)   Form of Participation Agreement between Met Investors
                Series Trust, Met Investors Advisory Corp., MetLife
                Investors Distribution Company and MetLife Investors
                Insurance Company 5
          (ii)  Form of Participation Agreement between Metropolitan
                Series Fund, Inc., Metropolitan Life Insurance Company and
                MetLife Investors Insurance Company 5

          (iii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and MetLife Investors Insurance Company
                (7/1/04) 8
           (iv) Net Worth Maintenance Agreement among MetLife, Inc and MetLife Investors Insurance Company (effective December 31, 2002) 9
           (v) Guarantee Agreement (General American Life Insurance Company) (June 1, 1995) 10
           (vi) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and MetLife Investors Insurance Company (4/30/07)
      (i)       None
      (j)       None
      (k)  (i)  Opinion and Consent of Counsel 9
           (ii) Opinion and Consent of Counsel in Missouri 11
      (l)       Actuarial Opinion
      (m)       Calculation Exhibit
      (n) Consent of Independent Registered Public Accounting Firm for the Depositor, Registrant and Guarantor
      (o)       None
      (p)       None
      (q)       None
      (r)  (i)  Powers of Attorney MetLife Investors Insurance Company
           (ii) Powers of Attorney for General American Life Insurance Company as Guarantor



1 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.
2 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.
3 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.
4 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Separate Account's Registration Statement on Form S-6 (File
      No. 333-83165) as filed on April 26, 2001.
5 Incorporated herein by reference to Pre-Effective Amendment No.1 to the Separate Account's Registration Statement on Form S-6 (File
      No. 333-69522) as filed on December 20, 2001.
6 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Separate Account's Registration Statement on Form N-6 (File
      No. 333-69522) as filed on April 30, 2004.
7 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Separate Account's Registration Statement on Form N-6 (File
      No. 333-69522) as filed on April 29, 2005.

8 Incorporated herein by reference to Post-Effective Amendment No. 14 to MetLife Investors Variable Annuity Account One Registration Statement on Form N-4 (File Nos. 333-50540 and 811-05200) filed on October 7, 2005.
9 Incorporated herein by reference to Post-Effective Amendment No. 16 to MetLife Investors Variable Annuity Account One Registration Statement on Form N-4 (File Nos. 333-50540 and 811-05200) filed on April 21, 2006.
10 Incorporated herein by reference to Post-Effective Amendment No. 11 to the First MetLife Investors Variable Annuity Account One's Registration Statement on Form N-4 (File No. 333-96795 and 811-08306) filed on
      July 27, 2006.
11 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-6 (File No. 333-69522) filed on July 28, 2006.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:



Name And Principal Business Address Positions And Offices With Depositor
----------------------------------- ------------------------------------------
Michael K. Farrell ****             Chairman of the Board, President, and
                                    Chief Executive Officer
Susan A. Buffum ****                Director
Charles V. Curcio ******            Vice President- Finance (principal
                                    financial officer)
Margaret C. Fechtmann **            Director
Elizabeth M. Forget ***             Director
George Foulke *****                 Director
Jay S. Kaduson ****
Richard C. Pearson *                Director, Executive Vice President,
                                    General Counsel and Secretary
Paul A. Sylvester ****              Director
Jeffrey A. Tupper *                 Director
Anthony J. Williamson **            Treasurer



*      MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
**     MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
***    MetLife, 260 Madison Avenue, New York, NY 10016
****   MetLife, 10 Park Avenue, Morristown, NJ 07960
*****  MetLife, 334 Madison Avenue, P.O. Box 633, Convent Station, NJ 07961
****** MetLife 501 Route 22, Bridgewater, NJ 08807



ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 91.227896580% is owned by MetLife International Holdings, Inc. and 8.772103054% is owned by MetLife Vida e Previdencia S.A., and 0.000000366% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife (India) Private Ltd. (India)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Dewey Square South, LLC (NY)

      19.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      20.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        21.   Bond Trust Account A (MA)

        22.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                        (n)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29.   Headland Properties Associates (CA)

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEXDF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

      23.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Fund U for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Separate Account PF for Variable Annuities, MetLife of CT Separate Account PF II for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Seven for Variable Annuities, MetLife of CT Separate Account Eight for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two, MetLife of CT Variable Life Insurance Separate Account Three, Metropolitan Life Variable Annuity Separate Account I and Metropolitan Life Variable Annuity Separate Account II, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, and MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002.

   (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



Name and Principal Business Address Positions and Offices with Depositor
----------------------------------- ------------------------------------------
Michael K. Farrell ***              Director
Elizabeth M. Forget **              Executive Vice President, Investment Fund
                                    Management & Marketing
Peter Gruppuso *****                Vice President, Chief Financial Officer
Paul A. LaPiana *                   Executive Vice President, National Sales
                                    Manager-Life
Craig W. Markham *****              Director
Richard C. Pearson *                Executive Vice President, General Counsel
                                    and Secretary
Paul A. Sylvester *                 President, National Sales
                                    Manager-Annuities & LTC

Name and Principal Business Address Positions and Offices with Depositor
----------------------------------- ------------------------------------------
William J. Toppeta                  Director
Edward C. Wilson *                  Senior Vice President, Channel
                                    Head-Wirehouse
Anthony J. Williamson ****          Treasurer



*     MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
**    MetLife, 260 Madison Avenue, New York, NY 10016
***   MetLife, 10 Park Avenue, Morristown, NJ 07962
****  MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830



   (c) Compensation from the Registrant.



                 (1)                       (2)           (3)          (4)         (5)
                                                    Compensation
                                           Net        on Events
                                       Underwriting Occasion-ing
                                        Discounts   the Deduction
          Name of Principal                and      of a Deferred  Brokerage     Other
             Underwriter               Commissions   Sales Load   Commissions Compensation
-------------------------------------- ------------ ------------- ----------- ------------
MetLife Investors Distribution Company   $644,365        $0           $0           $0



Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

   (a)  Registrant

   (b)  Metropolitan Life Insurance Company
        200 Park Avenue
        New York, New York 10066

   (c)  MetLife Investors Distribution Company
        5 Park Plaza, Suite 1900
        Irvine, CA 92614

   (d)  General American Life Insurance Company
        13045 Tesson Ferry Road
        St. Louis, MO 63128
        (with respect the Guarantee Agreement only)

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. FEE REPRESENTATION

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Irvine and State of California, on this 17th day of April, 2007.


                                              MetLife Investors Variable Life
                                                Account One
                                                        (Registrant)

                                              By: MetLife Investors Insurance
                                                  Company

                                              By: /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson
                                                  Executive Vice President,
                                                  General Counsel and Secretary

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Irvine and State of California, on this 17th day of April, 2007.



                                              MetLife Investors Insurance
                                                Company (Depositor)

                                              By: /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson
                                                  Executive Vice President,
                                                  General Counsel and Secretary



   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 17, 2007.



* Chairman of the Board, President ---------------------------------- and Chief Executive Officer
Michael K. Farrell

*                                   Director
----------------------------------
Susan A. Buffum

* Vice President- Finance (principal ---------------------------------- financial officer and accounting officer) Charles V. Curcio

*                                   Director
----------------------------------
Margaret C. Fechtmann

*                                   Director
----------------------------------
Elizabeth M. Forget

*                                   Director
----------------------------------
George Foulke

*                                   Director
----------------------------------
Jay S. Kaduson

* Director, Executive Vice President, General ---------------------------------- Counsel and Secretary
Richard C. Pearson

*                                   Director
----------------------------------
Paul A. Sylvester

*                                   Director
----------------------------------
Jeffrey A. Tupper



                                              By: /s/ John E. Connolly, Jr.
                                                  -----------------------------
                                                  John E. Connolly, Jr.
                                                  Attorney-in-fact



* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  SIGNATURES

   As required by the Securities Act of 1933, General American Life Insurance certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri on this 17th day of April, 2007.



                                              GENERAL AMERICAN LIFE INSURANCE
                                                COMPANY (Guarantor)

                                              By: /s/ William C. Lane
                                                  -----------------------------
                                                  William C. Lane
                                                  Vice President and Associate
                                                  General Counsel



   As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 17, 2007.



               Signature                                Title
               ---------                                -----
 * Chairman of the Board, President and ------------------------------------- Chief Executive Officer
 Lisa M. Weber

 * Vice President (principal financial ------------------------------------- officer)
 Charles V. Curcio

 *                                      Director
 -------------------------------------
 Michael K. Farrell

 *                                      Director
 -------------------------------------
 James L. Lipscomb

 *                                      Director
 -------------------------------------
 William J. Mullaney

 * Executive Vice President and ------------------------------------- Chief Accounting Officer
 Joseph J. Prochaska, Jr.

 *                                      Director
 -------------------------------------
 Catherine A. Rein

 *                                      Director
 -------------------------------------
 Stanley J. Talbi

 *                                      Director
 -------------------------------------
 Michael J. Vietri

 *                                      Director
 -------------------------------------
 William J. Wheeler

 * Director, Senior Vice President and ------------------------------------- Treasurer
 Anthony J. Williamson

                                              By: /s/ John E. Connolly, Jr.
                                                  -----------------------------
                                                  John E. Connolly, Jr. Esq.
                                                  Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 Exhibit Index

(h)(vi) Participation Agreement for Metropolitan Series Fund, Inc.

(l)     Actuarial Opinion and Consent

(m)     Calculation Exhibit

(n)     Consent of Independent Registered Public Accounting Firm

(r)(i)  Powers of attorney

   (ii) Powers of attorney for Guarantor